Securities Act File No. 002-88912

Investment Company Act File No. 811-03942

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.	__

Post-Effective Amendment No. 74	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 75	X

LORD ABBETT MUNICIPAL INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

90 Hudson Street, Jersey City, New Jersey	07302-3973
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (800) 201-6984

Brooke A. Fapohunda, Esq.

Vice President and Assistant Secretary

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

__	immediately upon filing pursuant to paragraph (b)

X	on February 1, 2016 pursuant to paragraph (b)

__	60 days after filing pursuant to paragraph (a)(1)

__	on (date) pursuant to paragraph (a)(1)

__	75 days after filing pursuant to paragraph (a)(2)

__	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

__	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett
Municipal Income Fund

PROSPECTUS

FEBRUARY 1, 2016

SHORT DURATION TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LSDAX	F	LSDFX
	B	N/A	I	LISDX
	C	LSDCX
INTERMEDIATE TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LISAX	F	LISFX
	B	LISBX	I	LAIIX
	C	LISCX	P	LISPX
AMT FREE MUNICIPAL BOND FUND	CLASS	TICKER	CLASS	TICKER
	A	LATAX	F	LATFX
	C	LATCX	I	LMCIX
NATIONAL TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LANSX	F	LANFX
	B	LANBX	I	LTNIX
	C	LTNSX	P	N/A
HIGH YIELD MUNICIPAL BOND FUND	CLASS	TICKER	CLASS	TICKER
	A	HYMAX	F	HYMFX
	B	HYMBX	I	HYMIX
	C	HYMCX	P	HYMPX
SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND	CLASS	TICKER	CLASS	TICKER
	A	SDHAX	F	SDHFX
	C	SDHCX	I	SDHIX
CALIFORNIA TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LCFIX	I	CAILX
	C	CALAX	P	N/A
	F	LCFFX
NEW JERSEY TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LANJX	I	LINJX
	F	LNJFX	P	N/A
NEW YORK TAX FREE FUND	CLASS	TICKER	CLASS	TICKER
	A	LANYX	I	NYLIX
	C	NYLAX	P	N/A
	F	LNYFX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUNDS
	Investment Objective	104
	Principal Investment Strategies	104
	Principal Risks	112
	Additional Operational Risks	122
	Disclosure of Portfolio Holdings	123
	Management and Organization of the Funds	123

SHORT DURATION TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 133 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F and I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – SHORT DURATION TAX FREE FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I

Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.82%(3)	0.10%	None

Other Expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total Annual Fund Operating Expenses	0.70%	1.50%	1.32%	0.60%	0.50%

Fee Waiver and/or Expense Reimbursement(4)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.65%	1.45%	1.27%	0.55%	0.45%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from February 1, 2016 through January 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.45% for each class. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$290	$439	$601	$1,071	$290	$439	$601	$1,071

Class B Shares	$648	$769	$1,014	$1,570	$148	$469	$814	$1,570

Class C Shares	$229	$413	$719	$1,586	$129	$413	$719	$1,586

Class F Shares	$56	$187	$330	$745	$56	$187	$330	$745

Class I Shares	$46	$155	$275	$623	$46	$155	$275	$623

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which

PROSPECTUS – SHORT DURATION TAX FREE FUND

are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund uses the volatility of the Barclays Municipal Bond Short 1-5 Year Index as an approximation of reasonable risk. To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax.

Under normal conditions, the Fund invests primarily in investment grade municipal bonds, which are bonds that are rated BBB/Baa or higher (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its net assets in municipal bonds rated BB/Ba or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds).

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income tax. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (commonly referred to as “AMT paper”). Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal, state, and local income tax, the Fund presently has no intention of investing in this manner. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities.

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities.

The Fund may invest up to 20% of its assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates.

PROSPECTUS – SHORT DURATION TAX FREE FUND

These investments are intended to increase the Fund’s income and potential investment return. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The Fund may invest in individual securities of any maturity or duration. Under normal conditions, the Fund seeks to maintain a dollar-weighted average maturity of between one and three years. Although the Fund may invest significantly in money market securities and their equivalents for investment purposes as well as for cash management purposes, it is not a money market fund and is not subject to the regulatory requirements applicable to money market funds.

The Fund’s investment team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market, or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

PROSPECTUS – SHORT DURATION TAX FREE FUND

•

Fixed Income Securities Risk – The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial

PROSPECTUS – SHORT DURATION TAX FREE FUND

investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.
•

Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, to the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to

PROSPECTUS – SHORT DURATION TAX FREE FUND

tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

•

Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate

PROSPECTUS – SHORT DURATION TAX FREE FUND

environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.
•

Short Duration Risk – Although any rise in interest rates is likely to cause the prices of debt obligations to fall, the comparatively short duration of the Fund’s portfolio holdings is intended to help keep its share price within a relatively narrow range. The Fund generally will earn less income and, during periods of declining interest rates, will provide lower total returns to investors than funds with longer durations.

•

State and Territory Risks – Although the Fund does not have a specific geographic focus, from time to time, to the extent the Fund invests in securities of issuers in a particular state, territory (such as Puerto Rico), or region, the Fund may be more exposed to risks affecting that particular state, territory, or region. As a result, adverse economic, political, and regulatory conditions affecting that state, territory, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) are likely to affect the Fund’s performance.

•

Taxability Risk – Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to AMT and fixed income securities that pay interest that is subject to regular federal income tax), there is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PROSPECTUS – SHORT DURATION TAX FREE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class B shares because the Fund has not issued Class B shares to date.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 1st Q ’09 +2.36%	Worst Quarter 2nd Q ’13 -1.01%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

PROSPECTUS – SHORT DURATION TAX FREE FUND

tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				12/31/2008

Before Taxes	-1.54%	1.12%	1.97%

After Taxes on Distributions	-1.54%	1.11%	1.97%

After Taxes on Distributions and Sale of Fund Shares	-0.43%	1.19%	1.92%

Class C Shares	-0.91%	0.92%	1.59%	12/31/2008

Class F Shares	0.81%	1.68%	2.40%	12/31/2008

Class I Shares	0.91%	1.77%	2.50%	12/31/2008

Index

Barclays Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes)	1.21%	1.76%	2.31%	12/31/2008

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2008

Daniel T. Vande Velde, Partner and Portfolio Manager	2008

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in

PROSPECTUS – SHORT DURATION TAX FREE FUND

Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – SHORT DURATION TAX FREE FUND

INTERMEDIATE TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 133 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, and P

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P

Management Fees	0.39%	0.39%	0.39%	0.39%	0.39%	0.39%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.83%(3)	0.10%	None	0.45%

Other Expenses	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%

Total Annual Fund Operating Expenses(4)	0.71%	1.51%	1.34%	0.61%	0.51%	0.96%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)	These amounts include interest and related expenses from inverse floaters of less than 0.01%.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$296	$447	$611	$1,088	$296	$447	$611	$1,088

Class B	$654	$777	$1,024	$1,585	$154	$477	$824	$1,585

Class C	$236	$425	$734	$1,613	$136	$425	$734	$1,613

Class F	$62	$195	$340	$762	$62	$195	$340	$762

Class I	$52	$164	$285	$640	$52	$164	$285	$640

Class P	$98	$306	$531	$1,178	$98	$306	$531	$1,178

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund uses the volatility of the Barclays 1-15 Year Municipal Bond Index as an approximation of reasonable risk. To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax.

Under normal conditions, the Fund invests primarily in investment grade municipal bonds, which are bonds that are rated BBB/Baa or higher (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its net assets in municipal bonds rated BB/Ba or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds).

PROSPECTUS – INTERMEDIATE TAX FREE FUND

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income tax. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (commonly referred to as “AMT paper”). Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal, state, and local income tax, the Fund presently has no intention of investing in this manner. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities.

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities.

The Fund may invest up to 20% of its assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. These investments are intended to increase the Fund’s income and potential investment return. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The Fund may invest in individual securities of any maturity or duration. Under normal conditions, the Fund seeks to maintain a dollar-weighted average maturity of between three and ten years. The Fund may invest in money market securities and their equivalents, typically for cash management purposes.

The Fund’s investment team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market, or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk – The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care

PROSPECTUS – INTERMEDIATE TAX FREE FUND

industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.
•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, to the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be

PROSPECTUS – INTERMEDIATE TAX FREE FUND

required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

•

Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

•

Liquidity/Redemption Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

State and Territory Risks – Although the Fund does not have a specific geographic focus, from time to time, to the extent the Fund invests in securities of issuers in a particular state, territory (such as Puerto Rico), or region, the Fund may be more exposed to risks affecting that particular state, territory, or region. As a result, adverse economic, political, and regulatory conditions affecting that state, territory, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) are likely to affect the Fund’s performance.

•

Taxability Risk – Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to AMT and fixed income securities that pay interest that is subject to regular federal income tax), there is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use

PROSPECTUS – INTERMEDIATE TAX FREE FUND

of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +6.55%	Worst Quarter 4th Q ’10 -3.48%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares					6/30/2003

Before Taxes	0.55%	4.36%	4.39%	–

After Taxes on Distributions	0.52%	4.32%	4.37%	–

After Taxes on Distributions and Sale of Fund Shares	1.49%	4.07%	4.18%	–

Class B Shares	-2.95%	3.66%	3.99%	–	6/30/2003

Class C Shares	1.22%	4.15%	3.91%	–	6/30/2003

Class F Shares	2.96%	4.94%	–	4.97%	9/28/2007

Class I Shares	3.06%	–	–	5.26%	1/31/2011

Class P Shares	2.62%	4.58%	4.41%	–	6/30/2003

Index

Barclays 1-15 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	2.83%	4.28%	4.42%	4.53% 4.44%	9/28/2007 1/31/2011

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2006

Daniel T. Vande Velde, Partner and Portfolio Manager	2007

PROSPECTUS – INTERMEDIATE TAX FREE FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F and P	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

AMT FREE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 133 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F and I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I

Management Fees	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.20%	0.84%(3)	0.10%	None

Other Expenses	0.19%	0.19%	0.19%	0.19%

Total Annual Fund Operating Expenses	0.89%	1.53%	0.79%	0.69%

Fee Waiver and/or Expense Reimbursement(4)	(0.29)%	(0.29)%	(0.29)%	(0.29)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.60%	1.24%	0.50%	0.40%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from February 1, 2016 through January 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.40% for each class. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$285	$474	$679	$1,270	$285	$474	$679	$1,270

Class C Shares	$226	$455	$807	$1,799	$126	$455	$807	$1,799

Class F Shares	$51	$223	$410	$951	$51	$223	$410	$951

Class I Shares	$41	$192	$355	$831	$41	$192	$355	$831

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund uses the volatility of the Barclays Municipal Bond Index as an approximation of reasonable risk. To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax.

Under normal conditions, the Fund invests primarily in investment grade municipal bonds, which are bonds that are rated BBB/Baa or higher (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 35% of its net assets in municipal bonds rated BB/Ba or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds).

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income tax. The Fund may invest in both insured and uninsured municipal bonds.

As a non-fundamental policy, the Fund will not invest in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”). Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal, state, and local income tax, the Fund presently has no intention of investing in this manner. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities.

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities.

The Fund may invest up to 20% of its assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

These investments are intended to increase the Fund’s income and potential investment return. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The Fund may invest in individual securities of any maturity or duration. Under normal conditions, the Fund seeks to maintain a dollar-weighted average maturity of between ten and twenty-five years. The Fund may invest in money market securities and their equivalents, typically for cash management purposes.

The Fund’s investment team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market, or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

•

Fixed Income Securities Risk – The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, to the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

•

Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

State and Territory Risks – Although the Fund does not have a specific geographic focus, from time to time, to the extent the Fund invests in securities of issuers in a particular state, territory (such as Puerto Rico), or region, the Fund may be more exposed to risks affecting that particular state, territory, or region. As a result, adverse economic, political, and regulatory conditions affecting that state, territory, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) are likely to affect the Fund’s performance.

•

Taxability Risk – Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to regular federal income tax or AMT), there is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’11 +5.67%	Worst Quarter 2nd Q ’13 -4.83%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				10/29/2010

Before Taxes	0.89%	6.03%	4.77%

After Taxes on Distributions	0.89%	6.02%	4.76%

After Taxes on Distributions and Sale of Fund Shares	1.92%	5.60%	4.57%

Class C Shares	1.50%	5.75%	4.46%	10/29/2010

Class F Shares	3.32%	6.62%	5.34%	10/29/2010

Class I Shares	3.41%	6.75%	5.46%	10/29/2010

Index

Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.35%	4.36%	10/29/2010

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2010

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

Investment Minimums — Initial/Additional Investments

Class	A and C	F	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to regular federal income tax or the federal individual AMT; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

NATIONAL TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 133 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, and P

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P

Management Fees	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.83%(3)	0.10%	None	0.45%

Total Other Expenses	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%

Interest and Related Expenses from Inverse Floaters	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%

Other Expenses	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%

Total Annual Fund Operating Expenses	0.77%	1.57%	1.40%	0.67%	0.57%	1.02%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

PROSPECTUS – NATIONAL TAX FREE FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$302	$465	$643	$1,158	$302	$465	$643	$1,158

Class B Shares	$660	$796	$1,055	$1,652	$160	$496	$855	$1,652

Class C Shares	$243	$443	$766	$1,680	$143	$443	$766	$1,680

Class F Shares	$68	$214	$373	$835	$68	$214	$373	$835

Class I Shares	$58	$183	$318	$714	$58	$183	$318	$714

Class P Shares	$104	$325	$563	$1,248	$104	$325	$563	$1,248

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.05% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund uses the volatility of the Barclays Municipal Bond Index as an approximation of reasonable risk. To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax.

Under normal conditions, the Fund invests primarily in investment grade municipal bonds, which are bonds that are rated BBB/Baa or higher (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 35% of its net assets in municipal bonds rated BB/Ba or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds).

PROSPECTUS – NATIONAL TAX FREE FUND

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income tax. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (commonly referred to as “AMT paper”). Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal, state, and local income tax, the Fund presently has no intention of investing in this manner. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities.

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities.

The Fund may invest up to 20% of its assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. These investments are intended to increase the Fund’s income and potential investment return. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The Fund may invest in individual securities of any maturity or duration. Under normal conditions, the Fund seeks to maintain a dollar-weighted average maturity of between ten and twenty-five years. The Fund may invest in money market securities and their equivalents, typically for cash management purposes.

The Fund’s investment team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk and call protection in managing its portfolio. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in

PROSPECTUS – NATIONAL TAX FREE FUND

accordance with its investment objective; however, in response to adverse economic, market, or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk – The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid

PROSPECTUS – NATIONAL TAX FREE FUND

than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, to the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the

PROSPECTUS – NATIONAL TAX FREE FUND

failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

•

Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary

PROSPECTUS – NATIONAL TAX FREE FUND

policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.
•

Liquidity/Redemption Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

State and Territory Risks – Although the Fund does not have a specific geographic focus, from time to time, to the extent the Fund invests in securities of issuers in a particular state, territory (such as Puerto Rico), or region, the Fund may be more exposed to risks affecting that particular state, territory, or region. As a result, adverse economic, political, and regulatory conditions affecting that state, territory, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) are likely to affect the Fund’s performance.

•

Taxability Risk – Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to AMT and fixed income securities that pay interest that is subject to regular federal income tax), there is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have

PROSPECTUS – NATIONAL TAX FREE FUND

the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares as of the date of this prospectus.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +11.02%	Worst Quarter 4th Q ’08 -8.41%

PROSPECTUS – NATIONAL TAX FREE FUND

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	0.98%	6.21%	4.16%	–

After Taxes on Distributions	0.98%	6.20%	4.15%	–

After Taxes on Distributions and Sale of Fund Shares	2.09%	5.79%	4.17%	–

Class B Shares	-2.51%	5.54%	3.76%	–

Class C Shares	1.65%	6.03%	3.73%	–

Class F Shares	3.47%	6.81%	–	4.94%	9/28/2007

Class I Shares	3.48%	6.90%	–	5.81%	7/26/2010

Index

Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.35%	4.72%	4.89% 4.52%	9/28/2007 7/26/2010

PROSPECTUS – NATIONAL TAX FREE FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2006

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F and P	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – NATIONAL TAX FREE FUND

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – NATIONAL TAX FREE FUND

HIGH YIELD MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of income exempt from federal income tax.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 133 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, and P

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P

Management Fees	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.83%(3)	0.10%	None	0.45%

Total Other Expenses	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%

Interest and Related Expenses from Inverse Floaters	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Other Expenses	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%

Total Annual Fund Operating Expenses	0.87%	1.67%	1.50%	0.77%	0.67%	1.12%

Fee Waiver and/or Expense Reimbursement(4)	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.83%	1.63%	1.46%	0.73%	0.63%	1.08%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from February 1, 2016 through January 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.62% for each class. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$308	$492	$693	$1,270	$308	$492	$693	$1,270

Class B Shares	$666	$823	$1,104	$1,760	$166	$523	$904	$1,760

Class C Shares	$249	$470	$815	$1,787	$149	$470	$815	$1,787

Class F Shares	$75	$242	$424	$950	$75	$242	$424	$950

Class I Shares	$64	$210	$369	$831	$64	$210	$369	$831

Class P Shares	$110	$352	$613	$1,360	$110	$352	$613	$1,360

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax. Although the Fund may invest in municipal bonds in any rating category, under normal conditions, the Fund invests at least 50% of its net assets in municipal bonds rated BBB+/Baa1 or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality, with a particular emphasis on lower rated municipal bonds (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds), which are bonds that are rated BB+/Ba1 or lower (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest without limitation in unrated municipal bonds, which may constitute a significant portion of the Fund’s portfolio. The Fund is nondiversified, which means it may invest a greater portion of its assets in a single issuer than a diversified fund.

The Fund also may invest in defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”). The Fund presently does not intend to invest more than 20% of its net assets (measured at the time of investment) in such defaulted or distressed securities. However, the Fund’s defaulted or distressed debt holdings may exceed this level from time to time if the Fund purchased securities that were not considered in default or distressed at their time

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

of purchase and such securities subsequently become defaulted or distressed. These investment strategies should be considered to entail higher risk relative to strategies employed by funds that invest primarily in investment grade municipal bonds.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, and municipal leases. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income tax. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 100% of its net assets in private activity bonds (commonly referred to as “AMT paper”), which are a type of municipal bond that pays interest subject to the federal alternative minimum tax (“AMT”). Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest subject to federal income tax, the Fund presently has no intention of investing in this manner. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities.

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities.

The Fund may invest up to 100% of its assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. These investments are intended to increase the Fund’s income and potential investment return. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The Fund may invest in individual securities of any maturity. Under normal circumstances, the Fund seeks to maintain a dollar-weighted average maturity of between ten and twenty-five years.

The Fund’s investment team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

accordance with its investment objective; however, in response to adverse economic, market, or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk –The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•	Nondiversification Risk – Because the Fund is nondiversified, it will be more exposed to risks from a single adverse economic, political, or regulatory event than a diversified fund.
•

Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, because the Fund invests a substantial portion of its assets in below investment grade securities, these risks are heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

•

Defaulted Bonds Risk – Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

•

Distressed Debt Risk – To the extent that the Fund invests in (or otherwise holds) distressed debt securities, the Fund is subject to an increased risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

•

Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

State and Territory Risks – Although the Fund does not have a specific geographic focus, from time to time, to the extent the Fund invests in securities of issuers in a particular state, territory (such as Puerto Rico), or region, the Fund may be more exposed to risks affecting that particular state, territory, or region. As a result, adverse economic, political, and regulatory conditions affecting that state, territory, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) are likely to affect the Fund’s performance.

•

Taxability Risk – There is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. In addition, the Fund may invest up to 100% of its net assets in municipal bonds the interest on which may be subject to AMT and invest up to 20% of its net assets in fixed income securities that pay interest that is subject to regular federal income tax. The income from private activity bonds is an item of tax preference for purposes of AMT, which may cause the income to be taxable to you. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class B shares because the Fund has no Class B shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +14.65%	Worst Quarter 4th Q ’08 -23.81%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares					12/30/2004

Before Taxes	1.34%	5.89%	2.47%	–

After Taxes on Distributions	1.31%	5.86%	2.45%	–

After Taxes on Distributions and Sale of Fund Shares	2.72%	5.71%	2.96%	–

Class C Shares	1.94%	5.68%	2.08%	–	12/30/2004

Class F Shares	3.77%	6.47%	–	2.58%	9/28/2007

Class I Shares	3.77%	6.50%	–	5.52%	7/26/2010

Class P Shares	3.43%	6.15%	2.55%	–	12/30/2004

Index

Barclays High Yield Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.81%	7.16%	4.80%	5.14% 4.45% 6.44%	12/30/2004 9/28/2007 7/26/2010

85% Barclays U.S. High Yield Index/15% Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	2.05%	6.90%	4.81%	5.08% 4.55% 6.16%	12/30/2004 9/28/2007 7/26/2010

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2006

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F and P	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of income exempt from federal income tax.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 133 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F and I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I

Management Fees	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.20%	1.00%(3)	0.10%	None

Other Expenses	1.11%	1.11%	1.11%	1.11%

Total Annual Fund Operating Expenses	1.71%	2.51%	1.61%	1.51%

Fee Waiver and/or Expense Reimbursement(4)	(1.16)%	(1.16)%	(1.16)%	(1.16)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.55%	1.35%	0.45%	0.35%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from May 15, 2015 through January 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.35% for each class. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed		If Shares Are Not Redeemed

	1 Year	3 Years	1 Year	3 Years

Class A Shares	$280	$641	$280	$641

Class C Shares	$237	$671	$137	$671

Class F Shares	$46	$394	$46	$394

Class I Shares	$36	$363	$36	$363

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the period from June 1, 2015 (commencement of operations) to September 30, 2015, the Fund’s portfolio turnover rate was 1.06% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax. Under normal circumstances, the Fund generally will maintain an investment portfolio with a weighted average effective duration of less than 4.5 years.

Although the Fund may invest in municipal bonds in any rating category, under normal conditions, the Fund invests at least 50% of its net assets in municipal bonds rated BBB+/Baa1 or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality, with a particular emphasis on lower rated municipal bonds (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds), which are bonds that are rated BB+/Ba1 or lower (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest without limitation in unrated municipal bonds, which may constitute a significant portion of the Fund’s portfolio. The Fund is nondiversified, which means it may invest a greater portion of its assets in a single issuer than a diversified fund.

The Fund also may invest in defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”). The Fund presently does not intend to invest more than 20% of its net assets (measured at the time of investment) in such defaulted or distressed securities. However, the Fund’s defaulted or distressed debt holdings may exceed this level from time to time if the Fund purchased securities that were not considered in default or distressed at their time of purchase and such securities subsequently become defaulted or distressed. These investment strategies should be considered to entail higher risk relative to strategies employed by funds that invest primarily in investment grade municipal bonds.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, and municipal leases. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income tax. The Fund may invest in both insured and uninsured municipal bonds.

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

The Fund may invest up to 100% of its net assets in private activity bonds (commonly referred to as “AMT paper”), which are a type of municipal bond that pays interest subject to the federal alternative minimum tax (“AMT”). Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest subject to federal income tax, the Fund presently has no intention of investing in this manner. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities.

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities.

The Fund may invest up to 100% of its assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. These investments are intended to increase the Fund’s income and potential investment return. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The Fund may invest in individual securities of any maturity. Because the Fund primarily invests in short duration municipal bonds, it is less sensitive to interest rate changes than a fund that focuses on longer duration bonds.

The Fund’s investment team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market, or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk – The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•	Nondiversification Risk – Because the Fund is nondiversified, it will be more exposed to risks from a single adverse economic, political, or regulatory event than a diversified fund.
•

Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, because the Fund invests a substantial portion of its assets in below investment grade securities, these risks are heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Defaulted Bonds Risk – Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

•

Distressed Debt Risk – To the extent that the Fund invests in (or otherwise holds) distressed debt securities, the Fund is subject to an increased risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

•

Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

•

Short Duration Risk – Although any rise in interest rates is likely to cause the prices of debt obligations to fall, the comparatively short duration of the Fund’s portfolio holdings is intended to help keep its share price within a relatively narrow range. The Fund generally will earn less income and, during periods of declining interest rates, will provide lower total returns to investors than funds with longer durations.

•

State and Territory Risks – Although the Fund does not have a specific geographic focus, from time to time, to the extent the Fund invests in securities of issuers in a particular state, territory (such as Puerto Rico), or region, the Fund may be more exposed to risks affecting that particular state, territory, or region. As a result, adverse economic, political, and regulatory conditions affecting that state, territory, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) are likely to affect the Fund’s performance.

•

Taxability Risk – There is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. In addition, the Fund may invest up to 100% of its net assets in municipal bonds the interest on which may be subject to AMT and invest up to 20% of its net assets in fixed income securities that pay interest that is subject to regular federal income tax. The income from private activity bonds is an item of tax preference for purposes of AMT, which may cause the income to be taxable to you. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund has not been in operation for a full calendar year.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2015

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

CALIFORNIA TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. The Fund also seeks as high a level of interest income exempt from California personal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 133 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F, I, and P

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

PROSPECTUS – CALIFORNIA TAX FREE FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I	P

Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%

Distribution and Service (12b-1) Fees	0.20%	0.83%(3)	0.10%	None	0.45%

Total Other Expenses	0.17%	0.17%	0.17%	0.17%	0.17%

Interest and Related Expenses from Inverse Floaters	0.01%	0.01%	0.01%	0.01%	0.01%

Other Expenses	0.16%	0.16%	0.16%	0.16%	0.16%

Total Annual Fund Operating Expenses(4)	0.82%	1.45%	0.72%	0.62%	1.07%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

For the period from February 1, 2016 through January 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.61% for each class. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$307	$481	$670	$1,216	$307	$481	$670	$1,216

Class C Shares	$248	$459	$792	$1,735	$148	$459	$792	$1,735

Class F Shares	$74	$230	$401	$894	$74	$230	$401	$894

Class I Shares	$63	$199	$346	$774	$63	$199	$346	$774

Class P Shares	$109	$340	$590	$1,306	$109	$340	$590	$1,306

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which

PROSPECTUS – CALIFORNIA TAX FREE FUND

are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund uses the volatility of the Barclays Municipal Bond Index as an approximation of reasonable risk. To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax and California personal income tax. If the interest on a municipal bond meets these standards, the Fund will treat the bond as qualifying for purposes of the 80% requirement even if the issuer is located outside of California. The Fund is nondiversified, which means it may invest a greater portion of its assets in a single issuer than a diversified fund.

Under normal conditions, the Fund invests primarily in investment grade municipal bonds, which are bonds that are rated BBB/Baa or higher (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its net assets in municipal bonds rated BB/Ba or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds).

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income tax. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (commonly referred to as “AMT paper”). Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal and California personal income taxes, the Fund presently has no intention of investing in this manner. These bonds may include municipal bonds issued by other states, which may be exempt from federal income tax but not from California income tax. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities.

PROSPECTUS – CALIFORNIA TAX FREE FUND

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities.

The Fund may invest up to 20% of its assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. These investments are intended to increase the Fund’s income and potential investment return. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The Fund may invest in individual securities of any maturity or duration. Under normal circumstances, the Fund seeks to maintain a dollar-weighted average maturity of between ten and twenty-five years. The Fund may invest in money market securities and their equivalents, typically for cash management purposes.

The Fund’s investment team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

PROSPECTUS – CALIFORNIA TAX FREE FUND

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk – The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

PROSPECTUS – CALIFORNIA TAX FREE FUND

•	Nondiversification Risk – Because the Fund is nondiversified, it will be more exposed to risks from a single adverse economic, political, or regulatory event than a diversified fund.
•

State Specific Risk – Because of the Fund’s geographic focus, the Fund is more exposed to risks affecting California municipal bond issuers than is a fund that invests more widely. In addition, to the extent that the Fund invests in municipal bonds of issuers located outside California, the Fund may be exposed to risks affecting another state, territory (such as Puerto Rico), or region. As a result, adverse economic conditions in that state, territory, or region are likely to affect the Fund’s performance.

•

Call Risk –A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, to the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to

PROSPECTUS – CALIFORNIA TAX FREE FUND

do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

•

Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

PROSPECTUS – CALIFORNIA TAX FREE FUND

•

Liquidity/Redemption Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Taxability Risk – Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to AMT and fixed income securities that pay interest that is subject to regular federal and California income taxes), there is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

PROSPECTUS – CALIFORNIA TAX FREE FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares as of the date of this prospectus.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +10.78%	Worst Quarter 4th Q ’08 -7.03%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes

PROSPECTUS – CALIFORNIA TAX FREE FUND

on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	1.33%	6.50%	4.07%	–

After Taxes on Distributions	1.33%	6.50%	4.07%	–

After Taxes on Distributions and Sale of Fund Shares	2.21%	5.96%	4.04%	–

Class C Shares	1.99%	6.31%	3.63%	–

Class F Shares	3.74%	7.10%	–	4.86%	9/28/2007

Class I Shares	3.84%	–	–	7.81%	1/31/2011

Index

Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.35%	4.72%	4.89% 5.60%	9/28/2007 1/31/2011

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2006

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or

PROSPECTUS – CALIFORNIA TAX FREE FUND

retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F and P	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax or California personal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from California personal income tax or local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – CALIFORNIA TAX FREE FUND

NEW JERSEY TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. The Fund also seeks as high a level of interest income exempt from New Jersey personal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 133 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	F, I, and P

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	None

PROSPECTUS – NEW JERSEY TAX FREE FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	F	I	P

Management Fees	0.45%	0.45%	0.45%	0.45%

Distribution and Service (12b-1) Fees	0.20%	0.10%	None	0.45%

Other Expenses	0.21%	0.21%	0.21%	0.21%

Total Annual Fund Operating Expenses	0.86%	0.76%	0.66%(2)	1.11%

Fee Waiver and/or Expense Reimbursement(3)	(0.04)%	(0.04)%	(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	0.82%	0.72%	0.62%	1.07%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(3)

For the period from February 1, 2016 through January 31, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.62% for each class. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$307	$489	$687	$1,258	$307	$489	$687	$1,258

Class F Shares	$74	$239	$418	$939	$74	$239	$418	$939

Class I Shares	$63	$207	$364	$819	$63	$207	$364	$819

Class P Shares	$109	$349	$608	$1,348	$109	$349	$608	$1,348

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.50% of the average value of its portfolio.

PROSPECTUS – NEW JERSEY TAX FREE FUND

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund uses the volatility of the Barclays Municipal Bond Index as an approximation of reasonable risk. To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax and New Jersey personal income tax. If the interest on a municipal bond meets these standards, the Fund will treat the bond as qualifying for purposes of the 80% requirement even if the issuer is located outside of New Jersey. The Fund is nondiversified, which means it may invest a greater portion of its assets in a single issuer than a diversified fund.

Under normal conditions, the Fund invests primarily in investment grade municipal bonds, which are bonds that are rated BBB/Baa or higher (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its net assets in municipal bonds rated BB/Ba or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds).

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income taxes. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (commonly referred to as “AMT paper”). Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal and New Jersey personal income taxes, the Fund presently has no intention of investing in this manner. These bonds may include municipal bonds issued by other states, which may be exempt from federal income tax but not from New Jersey income tax. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities.

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities.

PROSPECTUS – NEW JERSEY TAX FREE FUND

The Fund may invest up to 20% of its assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. These investments are intended to increase the Fund’s income and potential investment return. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The Fund may invest in individual securities of any maturity or duration. Under normal circumstances, the Fund seeks to maintain a dollar-weighted average maturity of between ten and twenty-five years. The Fund may invest in money market securities and their equivalents, typically for cash management purposes.

The Fund’s investment team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market, or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

PROSPECTUS – NEW JERSEY TAX FREE FUND

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk – The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

PROSPECTUS – NEW JERSEY TAX FREE FUND

•	Nondiversification Risk – Because the Fund is nondiversified, it will be more exposed to risks from a single adverse economic, political, or regulatory event than a diversified fund.
•

State Specific Risk – Because of the Fund’s geographic focus, the Fund is more exposed to risks affecting New Jersey municipal bond issuers than is a fund that invests more widely. In addition, to the extent that the Fund invests in municipal bonds of issuers located outside New Jersey, the Fund may be exposed to risks affecting another state, territory (such as Puerto Rico), or region. As a result, adverse economic conditions in that state, territory, or region are likely to affect the Fund’s performance.

•

Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, to the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to

PROSPECTUS – NEW JERSEY TAX FREE FUND

do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

•

Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

PROSPECTUS – NEW JERSEY TAX FREE FUND

•

Liquidity/Redemption Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Taxability Risk – Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to AMT and fixed income securities that pay interest that is subject to regular federal and New Jersey income taxes), there is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

PROSPECTUS – NEW JERSEY TAX FREE FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares as of the date of this prospectus.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +9.08%	Worst Quarter 4th Q ’08 -8.57%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes

PROSPECTUS – NEW JERSEY TAX FREE FUND

on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-0.02%	5.19%	3.41%	–

After Taxes on Distributions	-0.02%	5.18%	3.40%	–

After Taxes on Distributions and Sale of Fund Shares	1.42%	4.89%	3.50%	–

Class F Shares	2.49%	5.79%	–	4.08%	9/28/2007

Class I Shares	2.66%	–	–	6.40%	1/31/2011

Index

Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.35%	4.72%	4.89% 5.60%	9/28/2007 1/31/2011

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2006

Philip B. Herman, Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or

PROSPECTUS – NEW JERSEY TAX FREE FUND

retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A	F and P	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax or New Jersey personal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from New Jersey personal income tax or local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – NEW JERSEY TAX FREE FUND

NEW YORK TAX FREE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. The Fund also seeks as high a level of interest income exempt from the personal income tax of New York State as is consistent with reasonable risk. The Fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 133 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	C	F, I, and P

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	1.00%(2)	None

PROSPECTUS – NEW YORK TAX FREE FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	I	P

Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%

Distribution and Service (12b-1) Fees	0.20%	0.84%(3)	0.10%	None	0.45%

Total Other Expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Interest and Related Expenses from Inverse Floaters	0.01%	0.01%	0.01%	0.01%	0.01%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.14%

Total Annual Fund Operating Expenses	0.80%	1.44%	0.70%	0.60%	1.05%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$305	$475	$659	$1,193	$305	$475	$659	$1,193

Class C Shares	$247	$456	$787	$1,724	$147	$456	$787	$1,724

Class F Shares	$72	$224	$390	$871	$72	$224	$390	$871

Class I Shares	$61	$192	$335	$750	$61	$192	$335	$750

Class P Shares	$107	$334	$579	$1,283	$107	$334	$579	$1,283

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9.56% of the average value of its portfolio.

PROSPECTUS – NEW YORK TAX FREE FUND

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund uses the volatility of the Barclays Municipal Bond Index as an approximation of reasonable risk. To pursue its investment objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal, New York State, and New York City personal income tax. If the interest on a municipal bond meets these standards, the Fund will treat the bond as qualifying for purposes of the 80% requirement even if the issuer is located outside of New York State or New York City. The Fund is nondiversified, which means it may invest a greater portion of its assets in a single issuer than a diversified fund.

Under normal conditions, the Fund invests primarily in investment grade municipal bonds, which are bonds that are rated BBB/Baa or higher (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its net assets in municipal bonds rated BB/Ba or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds).

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico), and possessions and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income taxes. The Fund may invest in both insured and uninsured municipal bonds.

The Fund may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”), including certain private activity bonds (commonly referred to as “AMT paper”). Although the Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal, New York State, and New York City income taxes, the Fund presently has no intention of investing in this manner. These bonds may include municipal bonds issued by other states, which may be exempt from federal income tax but not from New York State and New York City income taxes. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities.

The Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities.

PROSPECTUS – NEW YORK TAX FREE FUND

The Fund may invest up to 20% of its net assets in inverse floaters (also known as “residual interest bonds”), which are a type of derivative investment that provides leveraged exposure to underlying municipal bonds whose interest payments vary inversely with changes in short-term tax-exempt interest rates. These investments are intended to increase the Fund’s income and potential investment return. The Fund also may invest in other types of derivatives, such as futures, for non-hedging, hedging, or duration management purposes.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The Fund may invest in individual securities of any maturity or duration. Under normal conditions, the Fund seeks to maintain a dollar-weighted average maturity of between ten and twenty-five years. The Fund may invest in money market securities and their equivalents, typically for cash management purposes.

The Fund’s investment team focuses on credit risk analysis, tax-exempt income yield, total return potential, interest rate risk, and call protection in managing its portfolio. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market, or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The following is a summary of certain risks that could adversely affect the Fund’s performance or increase volatility:

•

Portfolio Management Risk – If the strategies used and securities selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

PROSPECTUS – NEW YORK TAX FREE FUND

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk – The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but may have greater price fluctuations and have a higher risk of default than investment grade municipal bonds. The market for below investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such bonds more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

PROSPECTUS – NEW YORK TAX FREE FUND

•	Nondiversification Risk – Because the Fund is nondiversified, it will be more exposed to risks from a single adverse economic, political, or regulatory event than a diversified fund.
•

State Specific Risk – Because of the Fund’s geographic focus, the Fund is more exposed to risks affecting New York State and New York City municipal bond issuers than is a fund that invests more widely. In addition, to the extent that the Fund invests in municipal bonds of issuers located outside New York State and New York City, the Fund may be exposed to risks affecting another state, city, territory (such as Puerto Rico), or region. As a result, adverse economic conditions in that state, city, territory, or region are likely to affect the Fund’s performance.

•

Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

•

Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based upon the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, to the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured municipal bonds have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. A decline in the credit quality of private activity bonds usually is directly related to a decline in the credit standing of the private user of the facility.

•

Derivatives Risk – Loss may result from the Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. These instruments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate and substantial losses to the Fund. They also may increase the Fund’s interest rate risk and may cause the Fund to realize a limited amount of taxable income. Losses also may arise from the failure of a derivative counterparty to meet its contractual obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to

PROSPECTUS – NEW YORK TAX FREE FUND

do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

The Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to the Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes back to the trust for payment at par plus accrued interest. This creates effective leverage because the Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

•

Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause the Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

•

Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued.

•

Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

PROSPECTUS – NEW YORK TAX FREE FUND

•

Liquidity/Redemption Risk – It may be difficult for the Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Taxability Risk – Although the Fund attempts to purchase only bona fide tax-exempt securities (except for its ability to invest up to 20% of its net assets in municipal bonds that pay interest subject to AMT and fixed income securities that pay interest that is subject to regular federal income tax, New York State, and New York City personal income taxes), there is a risk that a bond issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

PROSPECTUS – NEW YORK TAX FREE FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares as of the date of this prospectus.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +9.49%	Worst Quarter 3rd Q ’08 -6.36%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes

PROSPECTUS – NEW YORK TAX FREE FUND

on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	0.91%	5.25%	3.94%	–

After Taxes on Distributions	0.90%	5.24%	3.94%	–

After Taxes on Distributions and Sale of Fund Shares	1.83%	4.91%	3.93%	–

Class C Shares	1.48%	5.04%	3.50%	–

Class F Shares	3.24%	5.83%	–	4.58%	9/28/2007

Class I Shares	3.35%	–	–	6.29%	1/31/2011

Index

Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	3.30%	5.35%	4.72%	4.89% 5.60%	9/28/2007 1/31/2011

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Daniel S. Solender, Partner and Director	2006

Philip B. Herman, Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of

PROSPECTUS – NEW YORK TAX FREE FUND

institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F and P	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax or New York State or New York City personal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from New York State or New York City personal income tax, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – NEW YORK TAX FREE FUND

INVESTMENT OBJECTIVE

All Funds (except for High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund)

The investment objective of each Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for the Short Duration Tax Free Fund, Intermediate Tax Free Fund, AMT Free Municipal Bond Fund, and National Tax Free Fund) also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. The New York Tax Free Fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund Only

The investment objective of each Fund is to seek a high level of income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

All Funds (except for High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund)

In pursuing each Fund’s investment objective, each Fund (except for Short Duration Tax Free Fund and Intermediate Tax Free Fund) uses the volatility of the Barclays Municipal Bond Index as an approximation of reasonable risk. Short Duration Tax Free Fund uses the volatility of the Barclays Municipal Bond Short 1-5 Year Index as an approximation of reasonable risk and Intermediate Tax Free Fund uses the volatility of the Barclays 1-15 Year Municipal Bond Index as an approximation of reasonable risk. Volatility measures the level of price fluctuations in a Fund’s holdings.

To pursue its investment objective, under normal conditions, each of Short Duration Tax Free Fund, Intermediate Tax Free Fund, AMT Free Municipal Bond Fund, and National Tax Free Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax. To pursue its investment objective, under normal conditions, each of California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax and the corresponding state’s personal income tax and, in the case of New York Tax Free Fund, New York City personal income tax. This policy may not be changed without shareholder approval. If the interest on a municipal bond meets the applicable standards described above, a Fund will treat the bond as qualifying for

PROSPECTUS – THE FUNDS

purposes of the 80% requirement even if the issuer is located outside of the named state or, in the case of New York Tax Free Fund, city. Each of California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund is nondiversified, which means it may invest a greater portion of its assets in a single issuer than a diversified fund.

Under normal conditions, each Fund invests primarily in investment grade municipal bonds, which are bonds that are rated, at the time of purchase, within the four highest grades assigned by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) (“Aaa, Aa, A, Baa”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Ratings (“Fitch”) (“AAA, AA, A, BBB”) or are unrated by rating agencies but deemed by Lord Abbett to be of comparable quality. Each Fund (except for AMT Free Municipal Bond Fund and National Tax Free Fund) may invest up to 20% of its net assets in lower rated municipal bonds. Each of AMT Free Municipal Bond Fund and National Tax Free Fund may invest up to 35% of its net assets in lower rated municipal bonds. Lower rated municipal bonds are rated, at the time of purchase, Ba or lower by Moody’s or BB or lower by S&P or Fitch or are unrated by rating agencies but deemed by Lord Abbett to be of comparable quality (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds).

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), and possessions (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income taxes. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing authority; and (2) revenue bonds, which are payable only from revenues derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds. The interest income from certain private activity bonds is not tax-exempt. Municipal leases are obligations issued by state or local governments and authorities that are used to acquire land or various types of equipment or facilities. Municipal leases are generally in the form of a lease, installment purchase, or conditional sales contract and typically provide for the title to the leased asset to pass to the governmental issuer. Variable rate demand notes are floating rate securities that typically carry an interest rate that resets every one to seven days. Variable rate demand notes combine an interest in a long-term municipal bond with the right to put the security back to a financial intermediary before maturity with as little as one to seven days’ notice (at the time the interest rate is reset). Each Fund may invest in both insured and uninsured municipal bonds. Insured municipal bonds

PROSPECTUS – THE FUNDS

are covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves or the value of a Fund’s shares.

Each Fund (except for AMT Free Municipal Bond Fund) may invest up to 20% of its net assets in municipal bonds that pay interest that is subject to AMT, including AMT paper. Although each Fund (except for AMT Free Municipal Bond Fund) is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal, state, and local income taxes, the Funds presently have no intention of investing in this manner. For each of California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund, these bonds may include municipal bonds issued by other states, which may be exempt from federal tax but not the corresponding state’s income tax or, in the case of New York Tax Free Fund, New York City personal income tax. As a non-fundamental policy (meaning it may be changed by the Board of Directors without shareholder approval), AMT Free Municipal Bond Fund will not invest in municipal bonds that pay interest that is subject to AMT. Although AMT Free Municipal Bond Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to regular federal, state, and local personal income tax, the Fund presently has no intention of investing in this manner.

Each Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities. Certain types of municipal securities (including general obligation, general appropriation, municipal leases, special assessment, and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, each Fund may invest more than 25% of its total assets in these types of municipal securities.

Each Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include: securities that are not readily marketable; certain municipal leases and participation interests; repurchase agreements and time deposits with a notice or demand period of more than seven days; certain structured securities; certain distressed or defaulted securities; and certain restricted securities (i.e., securities with terms that limit their resale to other investors or require registration under the federal securities laws before they can be sold publicly) that Lord Abbett determines to be illiquid.

PROSPECTUS – THE FUNDS

Each Fund may invest in derivatives for non-hedging purposes in an attempt to increase income, to manage portfolio duration, or to hedge against portfolio risks. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Each Fund may invest in the following types of derivatives as part of its principal investment strategies:

•

Futures Contracts. Each Fund may enter into financial futures contracts for hedging purposes (including to hedge against changes in interest rates and security prices) or for non-hedging purposes (including to gain efficient exposure to markets and to minimize transaction costs). These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter (“OTC”) market. Each Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool under the Commodity Exchange Act. Each Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but a Fund may be subject to regulation as a commodity pool in the future.

•

Inverse Floaters. Each Fund may invest up to 20% of its assets in inverse floaters. An inverse floater typically is created by depositing municipal bonds into a special purpose trust that issues short-term floating rate securities (“floaters”) to money market funds and other short-term investors and residual long-term floating rate securities known as “inverse floaters” to long-term investors like the Funds. Holders of the floaters receive coupon payments that reflect short-term tax-exempt interest rates. These rates generally are reset on a weekly basis. Within a specific notice period (usually seven days), holders of the floaters have the right to put such securities back to the trust for payment of par plus any accrued interest. The holder of the inverse floater receives a coupon rate equal to the interest accrued on the underlying bonds minus the coupon payable to the floaters and any fees payable to the trust. The interest payable on the inverse floater moves in the opposite direction of the interest rate payable on the floater. Accordingly, as short-term interest rates rise, inverse floaters are expected to produce less (or perhaps no) current income, but as short-term interest rates fall, inverse floaters are expected to produce more current income.

Each Fund may invest in individual securities of any maturity or duration. The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. Under normal conditions, each Fund (except for Short Duration Tax Free Fund and Intermediate Tax Free Fund) seeks to

PROSPECTUS – THE FUNDS

maintain a dollar-weighted average maturity of between ten and twenty-five years. Under normal conditions, each of Short Duration Tax Free Fund and Intermediate Tax Free Fund seeks to maintain a dollar-weighted average maturity of between one and three years and three and ten years, respectively. Each Fund may invest in money market securities and their equivalents, typically for cash management purposes. However, Short Duration Tax Free Fund invests significantly in money market securities for investment purposes as well as for cash management purposes. (Short Duration Tax Free Fund is not a money market fund and is not subject to the regulatory requirements applicable to money market funds.)

Each Fund’s investment team focuses on the following elements in managing its portfolio: credit risk analysis, which is an evaluation of the issuer’s ability to pay principal and interest when due; tax-exempt income yield, which is the bond issuer’s ability to pay interest exempt from federal, state, and/or local personal income tax; total return potential, which is the return possibility for an investment over a period of time, including appreciation and interest; interest rate risk, which is the potential price volatility of the portfolio to movements in interest rates; and call protection, which is assurance by an issuer that it will not redeem a bond earlier than a date agreed upon in advance. Each Fund’s portfolio investment team targets relative value opportunities through a process of market analysis, credit and sector analysis, and security analysis.

Each Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, each Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, other buying opportunities in the market, the impact of the security’s duration on the Fund’s overall duration, and the Fund’s valuation target for the security. None of the Funds will be required to sell a security that has been downgraded after purchase; however, in these cases, each Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security.

Temporary Defensive Strategies. Each Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political or other conditions, each Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. Taking a temporary defensive position could reduce tax-exempt income and prevent a Fund from achieving its investment objective.

PROSPECTUS – THE FUNDS

High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund Only

To pursue each Fund’s investment objective, under normal conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest exempt from federal income tax. Although each Fund may invest in municipal bonds in any rating category, under normal conditions, each Fund invests at least 50% of its net assets in municipal bonds rated BBB+/Baa1 or lower (at the time of purchase) by an independent rating agency or that are unrated but deemed by Lord Abbett to be of comparable quality, with a particular emphasis on lower rated municipal bonds (commonly referred to as “below investment grade,” “high yield,” or “junk” bonds), which are bonds that are rated BB+/Ba1 or lower (at the time of purchase) by an independent rating agency or are unrated but deemed by Lord Abbett to be of comparable quality. Each Fund may invest without limitation in unrated municipal bonds, which may constitute a significant portion of the Fund’s portfolio. Each Fund is nondiversified, which means it may invest a greater portion of its assets in a single issuer than a diversified fund.

Each Fund may invest in defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”). Each Fund presently does not intend to invest more than 20% of its net assets (measured at the time of investment) in such defaulted or distressed securities. However, each Fund’s defaulted or distressed debt holdings may exceed this level from time to time if the Fund purchased securities that were not considered in default or distressed at their time of purchase and such securities subsequently become defaulted or distressed. These investment strategies should be considered to entail higher risk relative to strategies employed by funds that invest primarily in investment grade municipal bonds.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, and municipal leases. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), and possessions (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from federal, state, and/or local personal income taxes. Municipal bonds generally are divided into two types: (1) general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing authority; and (2) revenue bonds, which are payable only from revenue derived from a particular facility or source, including bridges, tolls, or sewer services. Industrial development bonds and private activity bonds are considered revenue bonds. Certain private activity bonds are not tax-exempt. Municipal

PROSPECTUS – THE FUNDS

leases are obligations issued by state or local governments and authorities that are used to acquire land or various types of equipment or facilities. Municipal leases are generally in the form of a lease, installment purchase, or conditional sales contract and typically provide for the title to the leased asset to pass to the governmental issuer. Each Fund may invest in both insured and uninsured municipal bonds. Insured municipal bonds covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves or the value of a Fund’s shares.

Each Fund may invest up to 100% of its net assets in AMT paper, which are a type of municipal bond that pays interest that is subject to AMT. Although each Fund is permitted to invest up to 20% of its net assets in fixed income securities that pay interest that is subject to federal, state, and local income taxes, the Funds presently have no intention of investing in this manner.

Each Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities issued by governments or their agencies or instrumentalities. Certain types of municipal securities (including general obligation, general appropriation, municipal leases, special assessment, and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, each Fund may invest more than 25% of its total assets in these types of municipal securities.

Each Fund may invest up to 15% of its net assets (measured at the time of investment) in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include: securities that are not readily marketable; certain municipal leases and participation interests; repurchase agreements and time deposits with a notice or demand period of more than seven days; certain structured securities; certain distressed or defaulted securities; and certain restricted securities (i.e., securities with terms that limit their resale to other investors or require registration under the federal securities laws before they can be sold publicly) that Lord Abbett determines to be illiquid.

Each Fund may invest in derivatives for non-hedging purposes in an attempt to increase income, to manage portfolio duration, or to hedge against portfolio risks. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Each Fund may invest in the following types of derivatives as part of its principal investment strategies:

•

Futures Contracts. Each Fund may enter into financial futures contracts for hedging purposes (including to hedge against changes in interest rates and security prices) or for non-hedging purposes (including to gain efficient exposure to markets and to minimize transaction costs). These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange

PROSPECTUS – THE FUNDS

or in the OTC market. Each Fund currently operates pursuant to an exemption from regulation by the CFTC as a commodity pool under the Commodity Exchange Act. Each Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but a Fund may be subject to regulation as a commodity pool in the future.

•

Inverse Floaters. Each Fund may invest up to 100% of its assets in inverse floaters. An inverse floater typically is created by depositing municipal bonds into a special purpose trust that issues short-term floating rate securities (“floaters”) to money market funds and other short-term investors and residual long-term floating rate securities known as “inverse floaters” to long-term investors like the Funds. Holders of the floaters receive coupon payments that reflect short-term tax-exempt interest rates. These rates generally are reset on a weekly basis. Within a specific notice period (usually seven days), holders of the floaters have the right to put such securities back to the trust for payment of par plus any accrued interest. The holder of the inverse floater receives a coupon rate equal to the interest accrued on the underlying bonds minus the coupon payable to the floaters and any fees payable to the trust. The interest payable on the inverse floater moves in the opposite direction of the interest rate payable on the floater. Accordingly, as short-term interest rates rise, inverse floaters are expected to produce less (or perhaps no) current income, but as short-term interest rates fall, inverse floaters are expected to produce more current income.

Each Fund may invest in individual securities of any maturity or duration. The maturity of a security measures the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. Duration is a mathematical concept that measures a portfolio’s sensitivity to interest rate changes. Under normal circumstances, High Yield Municipal Bond Fund seeks to maintain a dollar-weighted average maturity of between ten and twenty-five years. Under normal circumstances, Short Duration High Yield Municipal Bond Fund generally will maintain an investment portfolio with a weighted average effective duration of less than 4.5 years.

Each Fund’s investment team focuses on the following elements in managing its portfolio: credit risk analysis, which is an evaluation of the issuer’s ability to pay principal and interest when due; tax-exempt income yield, which is the bond issuer’s ability to pay interest exempt from federal, state, and/or local personal income tax; total return potential, which is the return possibility for an investment over a period of time, including appreciation and interest; interest rate risk, which is the potential price volatility of the portfolio to movements in interest rates; and call protection, which is assurance by an issuer that it will not redeem a bond earlier than a date agreed upon in advance. Each Fund’s portfolio

PROSPECTUS – THE FUNDS

investment team targets relative value opportunities in an actively managed portfolio of bonds with a majority of the holdings rated below investment grade or non-rated. Each Fund’s portfolio investment team uses a process of market analysis, credit and sector analysis, and security analysis.

Each Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, each Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, other buying opportunities in the market, the impact of the security’s duration on the Fund’s overall duration, and the Fund’s valuation target for the security.

Temporary Defensive Strategies. Each Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political or other conditions, each Fund may take a temporary defensive position by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. Taking a temporary defensive position could reduce tax-exempt income and prevent a Fund from achieving its investment objective.

PRINCIPAL RISKS

All Funds

As with any investment in a mutual fund, investing in a Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in a Fund. Before you invest in a Fund, you should carefully evaluate the risks in light of your investment goals. An investment in a Fund held for longer periods over full market cycles typically provides the best potential for favorable results.

The following risk factors may be applicable to each Fund to a greater or lesser extent depending on the particular Fund’s investment objectives and strategies. Risks that could adversely affect a Fund’s performance or increase volatility include the following:

•

Portfolio Management Risk – The strategies used and securities selected by a Fund’s portfolio management team may fail to produce the intended result and such Fund may not achieve its objective. The securities selected for a Fund may not perform as well as other securities that were not selected for

PROSPECTUS – THE FUNDS

the Fund. As a result, a Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•

Market Risk – The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Moreover, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, or the market as a whole. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility. In addition, the lower-rated and unrated segments of the municipal bond market can experience significant volatility. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by a Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk – Each Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower rated municipal bonds in which a Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, a Fund’s investments typically will lose value.

•

Municipal Bond Risk – Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the price of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds). The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds.

PROSPECTUS – THE FUNDS

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Funds invest may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

•

Below Investment Grade Municipal Bond Risk – Below investment grade municipal bonds typically pay a higher yield than investment grade municipal bonds, but they have a higher risk of default than investment grade municipal bonds, and their prices are much more volatile. The market for below

PROSPECTUS – THE FUNDS

investment grade municipal bonds may be less liquid due to such factors as specific municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade municipal bonds. Below investment grade municipal bonds may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade municipal bonds generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade municipal bonds are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to a Fund. A Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for below investment grade municipal bonds is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the below investment grade municipal bonds in its portfolio.

These risks are greater for High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund, which invest substantially in below investment grade municipal bonds.

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Call Risk – A substantial portion of municipal bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As

PROSPECTUS – THE FUNDS

interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

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Credit Risk – Municipal bonds are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. Litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. Credit risk varies based on the economic and fiscal conditions of each issuer and the municipalities, agencies, instrumentalities, and other issuers within the state, territory or possession. As noted above, to the extent a Fund holds below investment grade securities, these risks may be heightened. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of a Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Insurance or other credit enhancements supporting a Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the municipal bond insurers that insure securities in a Fund’s portfolio may affect the value of the securities they insure, a Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Funds also may be adversely affected by the inability of an insurer to meet its insurance obligations. In addition, a decline in the credit quality of a private activity bond usually is directly related to a decline in the credit standing of the private user of the facility.

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Defaulted Bonds Risk (High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund) – Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and

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are considered speculative. In the event of a default, a Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

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Derivatives Risk – Losses may result from a Fund’s investments in futures contracts, inverse floaters, and other derivative instruments. To the extent that a Fund uses derivatives, the Fund will be exposed to the risk that the value of a derivative instrument does not move in correlation with the value of the underlying security, market index or interest rate, or moves in an opposite direction than anticipated by the Fund. Investing in derivatives also includes the risk that the derivatives will become illiquid and that the counterparty to the derivative instrument may fail to perform its obligations. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. Because derivatives may involve a small amount of cash relative to the total amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested by a Fund in the derivative instrument. In addition, a Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. There is no assurance that a Fund will be able to employ its derivatives strategy successfully. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, the counterparty’s ability to fulfill its contractual obligations, and other factors. If a Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Derivatives may be leveraged so that small changes may produce disproportionate and substantial losses to a Fund. They also may increase a Fund’s interest rate risk and may cause a Fund to realize a limited amount of taxable income.

A Fund’s use of inverse floaters may reduce the Fund’s returns and/or increase the Fund’s volatility. Inverse floaters typically are more volatile than fixed rate municipal bonds. Distributions on inverse floaters are inversely related to short-term municipal bond interest rates. Therefore, distributions paid to a Fund on its inverse floaters will fall when short-term municipal interest rates rise and will rise when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. Holders of inverse

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floaters bear the risk of the fluctuation in value of the issuing trust’s underlying municipal bonds because holders of the floaters have the right to tender their notes to back to the trust for payment at par plus accrued interest. This creates effective leverage because a Fund’s net cash investment is significantly less than the value of the underlying bonds. The leverage ratio increases as the value of the inverse floaters becomes a greater proportion of the value of the municipal bonds deposited into the trust.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges sometimes are subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Regulation of the derivatives markets has increased over the last few years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Fund’s derivative transactions and cause the Fund to lose value.

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Distressed Debt Risk – Each Fund may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. To the extent that a Fund holds distressed debt, that Fund will be subject to the risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. In addition, a Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. A Fund may receive taxable bonds in connection with the terms of a restructuring deal, which could result in taxable income to you. In any reorganization or liquidation proceeding, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, it is unlikely that a liquid market will exist for a Fund to sell its holdings in distressed debt securities.

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Extension Risk – Rising interest rates may cause an issuer to pay off or retire a debt security later than expected, extending the duration of a bond. This typically will reduce the bond’s value, and cause a Fund to be unable to reinvest in higher yielding securities unless it is willing to incur a loss by selling its current holding.

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Governmental Risk – Government actions, including U.S. federal government actions and actions by local, state, and regional governments, could have an adverse effect on municipal bond prices. In addition, a Fund’s performance may be affected by local, state, and regional factors depending on the states in which the Fund’s investments are issued. These factors may, for example, include economic or political developments, erosion of the tax base, budget deficits and the possibility of credit problems.

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Interest Rate Risk – As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Because all of the Funds (other than the Short Duration Tax Free Fund and Short Duration High Yield Municipal Bond Fund) tend to invest in longer-term bonds, including inverse floaters, to a greater degree than some municipal bond funds, such Funds normally will be more sensitive to interest rate risk than those other municipal bond funds. Because the Short Duration Tax Free Fund and Short Duration High Yield Municipal Bond Fund primarily invest in short duration municipal bonds, it is less sensitive to interest rate risk than a fund that invests primarily in longer duration municipal bonds (although a Fund’s investments in inverse floaters increase its interest rate risk). Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Funds will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Liquidity/Redemption Risk – It may be difficult for a Fund to sell certain securities, including below investment grade municipal bonds, in a timely manner and at their stated value, which could result in losses to the Fund. Each Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities a Fund intends to sell have decreased in value or are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade

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municipal bonds generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent a Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

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Nondiversification Risk (High Yield Municipal Bond Fund, Short Duration High Yield Municipal Bond Fund, California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund) – The Funds are nondiversified funds. A nondiversified fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer than a diversified fund. As a result, a nondiversified fund will be more exposed to risks from a single adverse economic, political, or regulatory event, as compared with a diversified fund.

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Short Duration Risk (Short Duration Tax Free Fund and Short Duration High Yield Municipal Bond Fund) – Although any rise in interest rates is likely to cause the prices of debt obligations to fall, the comparatively short duration of each Fund’s portfolio holdings is intended to help keep its share price within a relatively narrow range. The Funds generally will earn less income and, during periods of declining interest rates, will provide lower total returns to investors than funds with longer durations.

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State and Territory Risks – From time to time, each Fund may be more exposed to risks affecting a particular state, territory (such as Puerto Rico), or region. As a result, adverse economic, political, and regulatory conditions affecting a single state, territory, or region (and their political subdivisions, agencies, instrumentalities, and public authorities) can disproportionately affect a Fund’s performance. Each of California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund is exposed to risks affecting its designated state and/or city’s municipal bond issuers, and may be exposed to risks affecting any other state, city, territory, or region in which the Fund invests. The values of municipal bonds fluctuate due to economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal bond issuers, environmental events, and similar conditions and developments impacting the ability of municipal bond issuers to repay their obligations. Such conditions and developments can change rapidly.

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Taxability Risk – There is a risk that a bond purchased by a Fund that was issued as tax-exempt may be reclassified by the IRS as taxable (for example, if the bond was issued in a transaction deemed by the IRS to be abusive), creating taxable rather than tax-exempt income. Furthermore, future legislative, administrative, or court actions could adversely impact the qualification of income from tax-exempt securities as tax-free. Such reclassifications or actions could (i) subject you to increased tax liability, possibly retroactively, and/or (ii) cause the value of a security, and therefore the value of a Fund’s shares, to decline. In such a case, a Fund might be required to send to you and file with the IRS information returns (Forms 1099-DIV) for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. For prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends. For all Funds (other than AMT Free Municipal Bond Fund), income from investments in private activity bonds is an item of tax preference for purposes of AMT, which may cause the income to be taxable to you. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Additionally, the Fund’s use of derivatives may increase the amount of distributions taxable to

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you as ordinary income, increase or decrease the amount of capital gain distributions to you and/or decrease the amount available for distribution to you as exempt-interest dividends.

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Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds Risks – Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return. If the issuer defaults, a Fund may not receive any return on its investment.

An investment in zero coupon and deferred interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources including the sale of Fund shares.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Funds also may be subject to certain operational risks, including:

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Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett has become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cybersecurity incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been

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identified or made public due to the evolving nature of cybersecurity threats. Furthermore, Lord Abbett cannot control the cybersecurity systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cybersecurity-related incident.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Board of Directors. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds’ portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord, Abbett & Co. LLC (“Lord Abbett”).

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $129.1 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.4 billion for which Lord Abbett provides investment models to managed account sponsors as of November 30, 2015.

Portfolio Managers. Each Fund is managed by an experienced portfolio manager or experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Each Fund’s team is headed by Daniel S. Solender, Partner and Director, who joined Lord Abbett as a member of the municipal team in 2006. Assisting Mr. Solender are Philip B. Herman, and Daniel T. Vande Velde. Mr. Herman, Portfolio Manager, joined Lord Abbett in 2007 and became a member of the municipal team in 2010. Mr. Vande Velde, Partner and Portfolio Manager, joined Lord Abbett and became a member of the municipal team in 2007.

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Mr. Solender is primarily responsible for the day-to-day management of AMT Free Municipal Bond Fund, National Tax Free Fund, High Yield Municipal Bond Fund, Short Duration High Yield Municipal Bond Fund, and California Tax Free Fund. Messrs. Solender and Vande Velde are jointly and primarily responsible for the day-to-day management of Short Duration Tax Free Fund and Intermediate Tax Free Fund. Messrs. Solender and Herman are jointly and primarily responsible for the day-to-day management of New Jersey Tax Free Fund and New York Tax Free Fund.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Lord Abbett is entitled to a management fee for each of Short Duration Tax Free Fund and Short Duration High Yield Municipal Bond Fund as calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;
0.375% on the next $1 billion of average daily net assets; and
0.35% on the Fund’s average daily net assets over $3 billion.

For the fiscal year ended September 30, 2015, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.35% of Short Duration Tax Free Fund, and was 0% for Short Duration High Yield Municipal Bond Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Intermediate Tax Free Fund as calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;
0.375% on the next $3 billion of average daily net assets;
0.35% on the next $5 billion of average daily net assets; and
0.32% on the Fund’s average daily net assets over $10 billion.

For the fiscal year ended September 30, 2015, the effective annual rate of the fee paid to Lord Abbett was 0.39% of Intermediate Tax Free Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for AMT Free Municipal Bond Fund as calculated at the following annual rates:

0.50% on the first $500 million of average daily net assets;
0.45% on the next $1 billion of average daily net assets; and
0.40% on the Fund’s average daily net assets over $1.5 billion.

For the fiscal year ended September 30, 2015, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.21% of AMT Free Municipal Bond Fund’s average daily net assets.

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Lord Abbett is entitled to a management fee for each of the National Tax Free Fund, California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund as calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets;
0.40% on the next $1 billion of average daily net assets; and
0.35% on each Fund’s average daily net assets over $2 billion.

For the fiscal year ended September 30, 2015, the effective annual rate of the fee paid to Lord Abbett of each Fund’s average daily net assets was 0.43% for National Tax Free Fund, and was 0.45% for each of California Tax Free Fund, New Jersey Tax Free Fund, and New York Tax Free Fund.

Lord Abbett is entitled to a management fee for High Yield Municipal Bond Fund as calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets;
0.45% on the next $1 billion of average daily net assets; and
0.40% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended September 30, 2015, the effective annual rate of the fee paid to Lord Abbett was 0.45% of High Yield Municipal Bond Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval generally is available in the Funds’ semiannual report to shareholders for the six-month period ended March 31st.

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your

PROSPECTUS – THE FUNDS

needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a class of shares include:

•	the amount you plan to invest;
•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;
•	whether you plan to take any distributions in the near future;
•	the availability of the share class;

•	the services that will be available to you; and
•	the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

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Class A Shares

Availability	Available through financial intermediaries to individual investors

Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%

Automatic Conversion	None

Exchange Privilege(2)	Class A shares of most Lord Abbett Funds

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Automatic Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(3)

Exchange Privilege(2)	Class B shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(1)

Each Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Automatic Conversion	None

Exchange Privilege(2)	Class C shares of most Lord Abbett Funds

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Class F Shares

Availability	Available only to eligible fee-based advisory programs and certain registered investment advisers

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%

Automatic Conversion	None

Exchange Privilege(2)	Class F shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	None

Automatic Conversion	None

Exchange Privilege(2)	Class I shares of most Lord Abbett Funds

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries(4)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Automatic Conversion	None

Exchange Privilege(2)	Class P shares of most Lord Abbett Funds

(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.50%; for Class P shares, 0.75%; and for Class B, C, and F shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(3)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(4)	Class P shares are closed to substantially all new investors.

Investment Minimums.

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors and only will be

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issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Investment Minimums — Initial/Additional Investments

Class	A and C	F and P	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A	See below

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”).

Additional Information about the Availability of Share Classes

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, contingent deferred sales charge (“CDSC”), and conversion features will continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds (as defined below) under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial

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intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

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Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of least $1 million in each Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee- based program the participation in which is available to non-institutional investors, as described below.

•

Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•

Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

o

Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

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o

Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

•

Participants in bank-offered fee-based programs may purchase Class I shares without any minimum initial investment if: (i) the program offers asset allocation models for which the bank or an affiliate of the bank has sole discretion to select mutual funds included in the model and determine the percentage of the model allocated among those funds; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares; provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

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SALES CHARGES

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the net asset value (“NAV”) plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);
2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and
3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party.

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Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, and P shares are not subject to a CDSC.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

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Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention

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period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class I share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

•	purchases of $500,000 or more (may be subject to a CDSC);

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•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;
•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;
•

purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in the SAI.

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A, B, or C shares under the circumstances listed in the table below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Eligible mandatory distributions under the Internal Revenue Code of 1986	A, B, C

Death of the shareholder	B, C

Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

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Sales Charge Waivers on Transfers between Accounts. Class A shares may be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; and
•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see the SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates

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shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

Class

Fee(1)	A(2)	B(2)	C(2)(3)	F	I	P

Service	0.15%	0.25%	0.25%	—	—	0.25%

Distribution	—	—	0.50%	—	—	0.20%

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution- related compensation, and for all purchases of Class B and Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (1) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

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Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) in connection with purchases of $500,000 or more (may be subject to a CDSC).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

$500,000 to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*	Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls.

Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

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Dealer Concessions on Class F, I, and P Shares. Class F, I, and P shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial

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intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

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The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;
•	providing client account statements; and
•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a fee based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Name of Fund
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

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•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with

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processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.
•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions. Subject to the conditions set forth in this paragraph shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the same Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any

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applicable CDSC period has expired. In addition, Class C shares are not permitted to convert to Class A shares unless the conversion is made to facilitate the shareholder’s participation in a fee-based advisory program. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed. If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.
•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This

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process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);
•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;
•	Request a redemption check to be mailed to an address other than the address of record;
•	Request redemption proceeds to be payable to a bank other than the bank account of record; or
•	Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

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Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s investment team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Fund’s investment team may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI), (iii) transacting in exchange traded funds and/or derivatives, or (iv) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

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For investing

Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Funds, including IRAs.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000.

Class B and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

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•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for each Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, a

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Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to

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meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund

PROSPECTUS – THE FUNDS

shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that

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may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders

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or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,000. Subject to the approval of the Fund’s Board, the Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,000. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•

Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.
•

Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.

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•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.
•

Take prompt action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Funds and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with Lord Abbett or other parties who provide services to the Funds.

DISTRIBUTIONS AND TAXES

All Funds

Each Fund expects to declare “exempt-interest dividends” from its net investment income daily and pay them monthly. Each Fund expects to distribute any net capital gains annually. All distributions, including exempt-interest dividends, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. There are no sales charges on reinvestments.

Each Fund seeks to earn income and pay exempt-interest dividends that are exempt from federal income tax. It is anticipated that substantially all of each Fund’s income will be exempt from federal income tax. However, each Fund may invest a portion of its assets in securities that pay income that is not exempt from federal income tax. The AMT Free Municipal Bond Fund anticipates that substantially all of its income will be exempt from the federal AMT. For all other Funds, a portion of the exempt-interest dividends you receive may be subject to federal individual AMT. (In the case of High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund, all or a portion of the exempt-interest dividends you receive may be subject to federal individual AMT.) Each Fund, other than the AMT Free Municipal Bond Fund, may invest up to 20% (or 100% in the case of High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund) of its net assets in private activity bonds (also known as “AMT paper”) that generate income that is an item of tax preference when determining your federal individual or corporate AMT, which may cause the income to be taxable. In addition, exempt-interest dividends

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received from any of the Funds may result in or increase a corporate shareholder’s liability for the corporate AMT, regardless of whether the dividends are a tax preference item.

Distributions of short-term capital gains and gains characterized as market discount are taxable as ordinary income for federal income tax purposes, while distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares or whether distributions are reinvested or paid in cash. Any sale, redemption, or exchange of Fund shares may be taxable.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

If you buy shares when a Fund has realized but not yet either declared or distributed taxable income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a taxable dividend.

Changes in federal or state law or adverse determinations by the IRS or a court, as they relate to certain municipal bonds, may make income from such bonds taxable.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the IRS when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold a 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-deferred account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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Because the Funds invest in tax-exempt securities, the Funds may not be suitable for tax-exempt investors or tax-deferred accounts. Please consult your tax advisor or investment professional regarding investment of the Funds in such accounts.

STATE TAXABILITY OF DISTRIBUTIONS

For All Single-State Funds – With respect to each state Fund described below, generally exempt-interest dividends derived from interest income on obligations of that state or its political subdivisions, agencies or instrumentalities and on certain obligations of the federal government and other U.S. instrumentalities paid to shareholders who are residents of that state will be exempt from personal income tax in that state, but exempt-interest dividends derived from interest on obligations of other states and local jurisdictions paid to such shareholders will not be exempt from state and local taxes in that state.

Special rules, described below, may also apply. Even if exempt from personal income tax, exempt-interest dividends may be subject to a state’s franchise or other corporate or business taxes if received by a corporation subject to taxes in that state.

Generally, distributions other than exempt-interest dividends, whether received in cash or additional shares, that are federally taxable as ordinary income or capital gains will be includable in income for both state personal income and corporate tax purposes. In addition, a portion of a Fund’s distributions, including exempt- interest dividends, may be subject to state personal income or corporate AMT. The income from private activity bonds may be an item of tax preference for state individual or corporate AMT purposes.

The following special rules generally apply only to shareholders who are residents of the corresponding state.

California Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from California personal income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the California franchise tax.

New Jersey Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from New Jersey personal income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the New Jersey corporation business tax.

New York Tax Free Fund – The Fund seeks to earn income and pay dividends that will be exempt from New York State, as well as New York City, personal income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the New York State corporation franchise tax, as well as the New York City general corporation tax.

PROSPECTUS – THE FUNDS

For All Multi-State Funds – Shareholders generally will not be able to exclude exempt-interest dividends paid by the Short Duration Tax Free Fund, Intermediate Tax Free Fund, AMT Free Municipal Bond Fund, National Tax Free Fund, High Yield Municipal Bond Fund, and Short Duration High Yield Municipal Bond Fund from their state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt-interest dividends from a Fund to be excludable from state taxable income may be eligible to exclude the percentage of income derived from obligations of that state when determining their state taxable income. The amount excludable from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you. You should confirm with your tax adviser that income attributable to a state of residence is properly excludable when determining your taxable income.

Generally, distributions other than exempt-interest dividends, whether received in cash or additional shares that are federally taxable as ordinary income or capital gains will be includable in income for both state personal income and corporate tax purposes. In addition, the portion of the Short Duration Tax Free Fund’s, Intermediate Tax Free Fund’s, National Tax Free Fund’s, High Yield Municipal Bond Fund’s, and Short Duration High Yield Municipal Bond Fund’s dividends attributable to private activity bonds may be a tax preference item for state AMT purposes.

The foregoing is only a summary of important state tax rules. You should consult your tax advisers regarding specific questions as to federal, state, local, and foreign taxes and how these relate to your own tax situation.

PROSPECTUS – THE FUNDS

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Funds would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audits of the Funds’ financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the 2015 annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share.

PROSPECTUS – THE FUNDS

SHORT DURATION TAX FREE FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of year	Investment operations:			Distributions to shareholders from:			Net asset value, end of year
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
9/30/2015	$15.80	$0.16	$(0.06)	$0.10	$(0.16)	$–	$(0.16)	$15.74
9/30/2014	15.71	0.19	0.10	0.29	(0.19)	(0.01)	(0.20)	15.80
9/30/2013	15.97	0.21	(0.25)	(0.04)	(0.21)	(0.01)	(0.22)	15.71
9/30/2012	15.83	0.26	0.15	0.41	(0.26)	(0.01)	(0.27)	15.97
9/30/2011	15.80	0.33	0.03	0.36	(0.33)	–	(0.33)	15.83
Class C
9/30/2015	15.80	0.06	(0.06)	–	(0.06)	–	(0.06)	15.74
9/30/2014	15.71	0.09	0.10	0.19	(0.09)	(0.01)	(0.10)	15.80
9/30/2013	15.97	0.11	(0.26)	(0.15)	(0.10)	(0.01)	(0.11)	15.71
9/30/2012	15.83	0.16	0.15	0.31	(0.16)	(0.01)	(0.17)	15.97
9/30/2011	15.80	0.21	0.03	0.24	(0.21)	–	(0.21)	15.83
Class F
9/30/2015	15.80	0.18	(0.07)	0.11	(0.17)	–	(0.17)	15.74
9/30/2014	15.71	0.20	0.10	0.30	(0.20)	(0.01)	(0.21)	15.80
9/30/2013	15.97	0.23	(0.25)	(0.02)	(0.23)	(0.01)	(0.24)	15.71
9/30/2012	15.83	0.27	0.16	0.43	(0.28)	(0.01)	(0.29)	15.97
9/30/2011	15.80	0.34	0.03	0.37	(0.34)	–	(0.34)	15.83
Class I
9/30/2015	15.80	0.19	(0.06)	0.13	(0.19)	–	(0.19)	15.74
9/30/2014	15.71	0.22	0.10	0.32	(0.22)	(0.01)	(0.23)	15.80
9/30/2013	15.97	0.24	(0.25)	(0.01)	(0.24)	(0.01)	(0.25)	15.71
9/30/2012	15.83	0.28	0.16	0.44	(0.29)	(0.01)	(0.30)	15.97
9/30/2011	15.80	0.35	0.04	0.39	(0.36)	–	(0.36)	15.83

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – SHORT DURATION TAX FREE FUND

SHORT DURATION TAX FREE FUND

Financial Highlights (continued)

		Ratios to Average Net Assets:				Supplemental Data:
	Total return(b) (%)	Total expenses after waivers and/or reimbursements (includes interest expense)(c) (%)	Total expenses after waivers and/or reimbursements (excludes interest expense)(c) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)

Class A
9/30/2015	0.63	0.65	0.65	0.70	1.02	$1,056,101	25.83
9/30/2014	1.85	0.64	0.64	0.70	1.19	1,231,268	28.30
9/30/2013	(0.28)	0.63	0.62	0.70	1.32	1,476,264	23.80
9/30/2012	2.65	0.61	0.60	0.70	1.65	1,511,237	18.11
9/30/2011	2.30	0.59	0.58	0.70	2.08	1,249,341	52.51
Class C
9/30/2015	0.01	1.27	1.27	1.33	0.39	200,818	25.83
9/30/2014	1.20	1.28	1.28	1.34	0.55	237,782	28.30
9/30/2013	(0.93)	1.29	1.29	1.36	0.67	285,611	23.80
9/30/2012	1.97	1.27	1.26	1.36	1.00	298,123	18.11
9/30/2011	1.56	1.31	1.31	1.41	1.36	244,872	52.51
Class F
9/30/2015	0.73	0.55	0.55	0.60	1.11	724,280	25.83
9/30/2014	1.95	0.54	0.54	0.60	1.29	775,914	28.30
9/30/2013	(0.18)	0.53	0.52	0.60	1.42	757,444	23.80
9/30/2012	2.75	0.51	0.50	0.60	1.72	704,486	18.11
9/30/2011	2.40	0.49	0.48	0.60	2.18	365,694	52.51
Class I
9/30/2015	0.83	0.45	0.45	0.50	1.20	44,295	25.83
9/30/2014	2.04	0.44	0.44	0.50	1.38	82,953	28.30
9/30/2013	(0.08)	0.43	0.42	0.50	1.50	67,487	23.80
9/30/2012	2.83	0.41	0.40	0.50	1.77	23,111	18.11
9/30/2011	2.48	0.39	0.39	0.49	2.22	6,330	52.51

PROSPECTUS – SHORT DURATION TAX FREE FUND

INTERMEDIATE TAX FREE FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:
		Net investment income(a)		Net realized and unrealized loss	Total from investment operations	Net asset value on SEC Effective Date, 2/1/2011	Net investment income(a)	Net realized and unrealized gain (loss)

Class A
9/30/2015	$10.83	$–		$–	$–	$–	$0.31	$(0.04)
9/30/2014	10.49	–		–	–	–	0.32	0.41
9/30/2013	10.99	–		–	–	–	0.29	(0.50)
9/30/2012	10.49	–		–	–	–	0.33	0.50
9/30/2011	10.52	–		–	–	–	0.39	(0.03)
Class B
9/30/2015	10.83	–		–	–	–	0.22	(0.05)
9/30/2014	10.48	–		–	–	–	0.24	0.41
9/30/2013	10.98	–		–	–	–	0.20	(0.50)
9/30/2012	10.48	–		–	–	–	0.25	0.50
9/30/2011	10.51	–		–	–	–	0.31	(0.04)
Class C
9/30/2015	10.82	–		–	–	–	0.24	(0.04)
9/30/2014	10.48	–		–	–	–	0.25	0.41
9/30/2013	10.98	–		–	–	–	0.22	(0.51)
9/30/2012	10.48	–		–	–	–	0.26	0.50
9/30/2011	10.51	–		–	–	–	0.32	(0.04)
Class F
9/30/2015	10.83	–		–	–	–	0.32	(0.04)
9/30/2014	10.49	–		–	–	–	0.33	0.41
9/30/2013	10.99	–		–	–	–	0.30	(0.50)
9/30/2012	10.49	–		–	–	–	0.34	0.50
9/30/2011	10.52	–		–	–	–	0.40	(0.03)
Class I
9/30/2015	10.84	–		–	–	–	0.33	(0.05)
9/30/2014	10.49	–		–	–	–	0.34	0.42
9/30/2013	11.00	–		–	–	–	0.31	(0.51)
9/30/2012	10.50	–		–	–	–	0.34	0.51
1/31/2011 to 9/30/2011(d)	9.96	–	(e)	(0.01)	(0.01)	9.95	0.27	0.55 (f)
Class P
9/30/2015	10.84	–		–	–	–	0.28	(0.04)
9/30/2014	10.49	–		–	–	–	0.30	0.41
9/30/2013	11.00	–		–	–	–	0.27	(0.52)
9/30/2012	10.50	–		–	–	–	0.31	0.50
9/30/2011	10.52	–		–	–	–	0.37	(0.03)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total Return for all other classes assumes the reinvestment of all distributions.

(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Commencement of operations was 1/31/2011, SEC effective date and date shares first became available to the public was 2/1/2011.
(e)	Amount is less than $.01.
(f)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(g)	Not annualized.
(h)	Total return for the period 1/31/2011 through 9/30/2011.
(i)	Total return for the period 2/1/2011 through 9/30/2011.
(j)	Annualized.

PROSPECTUS – INTERMEDIATE TAX FREE FUND

INTERMEDIATE TAX FREE FUND

Financial Highlights (continued)

	Total from investment operations	Distributions to shareholders from:			Net asset value, end of period	Total Return(b) (%)		Total Return(b) (%)
		Net investment income	Net realized gain	Total distributions

Class A
9/30/2015	$0.27	$(0.30)	$–	$(0.30)	$10.80	–		2.52
9/30/2014	0.73	(0.32)	(0.07)	(0.39)	10.83	–		7.09
9/30/2013	(0.21)	(0.29)	–	(0.29)	10.49	–		(1.99)
9/30/2012	0.83	(0.33)	–	(0.33)	10.99	–		8.04
9/30/2011	0.36	(0.39)	–	(0.39)	10.49	–		3.55
Class B
9/30/2015	0.17	(0.21)	–	(0.21)	10.79	–		1.62
9/30/2014	0.65	(0.23)	(0.07)	(0.30)	10.83	–		6.35
9/30/2013	(0.30)	(0.20)	–	(0.20)	10.48	–		(2.78)
9/30/2012	0.75	(0.25)	–	(0.25)	10.98	–		7.19
9/30/2011	0.27	(0.30)	–	(0.30)	10.48	–		2.73
Class C
9/30/2015	0.20	(0.23)	–	(0.23)	10.79	–		1.89
9/30/2014	0.66	(0.25)	(0.07)	(0.32)	10.82	–		6.42
9/30/2013	(0.29)	(0.21)	–	(0.21)	10.48	–		(2.66)
9/30/2012	0.76	(0.26)	–	(0.26)	10.98	–		7.32
9/30/2011	0.28	(0.31)	–	(0.31)	10.48	–		2.81
Class F
9/30/2015	0.28	(0.31)	–	(0.31)	10.80	–		2.62
9/30/2014	0.74	(0.33)	(0.07)	(0.40)	10.83	–		7.20
9/30/2013	(0.20)	(0.30)	–	(0.30)	10.49	–		(1.89)
9/30/2012	0.84	(0.34)	–	(0.34)	10.99	–		8.15
9/30/2011	0.37	(0.40)	–	(0.40)	10.49	–		3.66
Class I
9/30/2015	0.28	(0.32)	–	(0.32)	10.80	–		2.63
9/30/2014	0.76	(0.34)	(0.07)	(0.41)	10.84	–		7.41
9/30/2013	(0.20)	(0.31)	–	(0.31)	10.49	–		(1.89)
9/30/2012	0.85	(0.35)	–	(0.35)	11.00	–		8.22
1/31/2011 to 9/30/2011(d)	0.82	(0.27)	–	(0.27)	10.50	8.26	(g)(h)	8.35	(g)(i)
Class P
9/30/2015	0.24	(0.28)	–	(0.28)	10.80	–		2.19
9/30/2014	0.71	(0.29)	(0.07)	(0.36)	10.84	–		6.94
9/30/2013	(0.25)	(0.26)	–	(0.26)	10.49	–		(2.32)
9/30/2012	0.81	(0.31)	–	(0.31)	11.00	–		7.79
9/30/2011	0.34	(0.36)	–	(0.36)	10.50	–		3.41

PROSPECTUS – INTERMEDIATE TAX FREE FUND

INTERMEDIATE TAX FREE FUND

Financial Highlights (continued)

	Ratios to Average Net Assets:								Supplemental Data:
	Total expenses after waivers and/or reimbursements (includes interest expense)(c) (%)		Total expenses after waivers and/or reimbursements (excludes interest expense)(c) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
9/30/2015	0.71		0.71		0.71		2.84		$1,592,318	12.23
9/30/2014	0.70		0.70		0.71		3.04		1,485,143	18.92
9/30/2013	0.69		0.68		0.70		2.67		1,829,614	30.59
9/30/2012	0.67		0.66		0.70		3.10		2,064,377	21.39
9/30/2011	0.65		0.64		0.72		3.82		1,385,337	38.81
Class B
9/30/2015	1.51		1.51		1.51		2.05		2,907	12.23
9/30/2014	1.50		1.50		1.51		2.24		3,892	18.92
9/30/2013	1.49		1.48		1.50		1.88		4,587	30.59
9/30/2012	1.47		1.46		1.50		2.34		5,933	21.39
9/30/2011	1.45		1.44		1.52		3.03		6,526	38.81
Class C
9/30/2015	1.33		1.33		1.33		2.22		564,502	12.23
9/30/2014	1.34		1.34		1.35		2.40		559,156	18.92
9/30/2013	1.36		1.36		1.38		2.00		634,305	30.59
9/30/2012	1.34		1.34		1.38		2.42		699,128	21.39
9/30/2011	1.37		1.36		1.43		3.10		453,450	38.81
Class F
9/30/2015	0.61		0.61		0.61		2.94		1,447,425	12.23
9/30/2014	0.60		0.60		0.60		3.13		1,092,546	18.92
9/30/2013	0.59		0.58		0.60		2.77		899,590	30.59
9/30/2012	0.57		0.56		0.61		3.19		1,007,950	21.39
9/30/2011	0.55		0.54		0.62		3.92		547,652	38.81
Class I
9/30/2015	0.51		0.51		0.51		3.02		164,325	12.23
9/30/2014	0.50		0.50		0.50		3.23		68,985	18.92
9/30/2013	0.49		0.48		0.50		2.87		52,814	30.59
9/30/2012	0.47		0.46		0.51		3.17		37,514	21.39
1/31/2011 to 9/30/2011(d)	0.45	(j)	0.44	(j)	0.54	(j)	3.81	(j)	2,572	38.81
Class P
9/30/2015	0.95		0.95		0.95		2.60		16	12.23
9/30/2014	0.93		0.93		0.94		2.80		16	18.92
9/30/2013	0.92		0.92		0.94		2.44		15	30.59
9/30/2012	0.90		0.90		0.94		2.90		15	21.39
9/30/2011	0.89		0.88		0.96		3.60		14	38.81

PROSPECTUS – INTERMEDIATE TAX FREE FUND

AMT FREE MUNICIPAL BOND FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:	Net asset value, end of period
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income

Class A
9/30/2015	$15.89	$0.54	$(0.06)	$0.48	$(0.53)	$15.84
9/30/2014	15.03	0.59	0.85	1.44	(0.58)	15.89
9/30/2013	16.38	0.58	(1.35)	(0.77)	(0.58)	15.03
9/30/2012	15.08	0.65	1.30	1.95	(0.65)	16.38
10/26/2010 to 9/30/2011(d)	15.00	0.65	0.05	0.70	(0.62)	15.08
Class C
9/30/2015	15.88	0.44	(0.05)	0.39	(0.43)	15.84
9/30/2014	15.03	0.48	0.85	1.33	(0.48)	15.88
9/30/2013	16.38	0.46	(1.35)	(0.89)	(0.46)	15.03
9/30/2012	15.07	0.51	1.32	1.83	(0.52)	16.38
10/26/2010 to 9/30/2011(d)	15.00	0.54	0.04	0.58	(0.51)	15.07
Class F
9/30/2015	15.89	0.55	(0.06)	0.49	(0.54)	15.84
9/30/2014	15.03	0.60	0.85	1.45	(0.59)	15.89
9/30/2013	16.38	0.60	(1.36)	(0.76)	(0.59)	15.03
9/30/2012	15.09	0.65	1.30	1.95	(0.66)	16.38
10/26/2010 to 9/30/2011(d)	15.00	0.67	0.05	0.72	(0.63)	15.09
Class I
9/30/2015	15.90	0.56	(0.05)	0.51	(0.56)	15.85
9/30/2014	15.04	0.62	0.85	1.47	(0.61)	15.90
9/30/2013	16.39	0.63	(1.37)	(0.74)	(0.61)	15.04
9/30/2012	15.08	0.66	1.33	1.99	(0.68)	16.39
10/26/2010 to 9/30/2011(d)	15.00	0.66	0.07	0.73	(0.65)	15.08

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Commencement of operations was 10/26/2010.
(e)	Not annualized.
(f)	Annualized.

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

AMT FREE MUNICIPAL BOND FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:								Supplemental Data:
	Total return(b) (%)		Total expenses after waivers and/or reimbursements (includes interest expense)(c) (%)		Total expenses after waivers and/or reimbursements (excludes interest expense)(c) (%)		Total expenses (%)		Net investment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

Class A
9/30/2015	3.04		0.60		0.60		0.89		3.38		$107,977	20.67
9/30/2014	9.76		0.60		0.60		0.90		3.83		92,711	50.67
9/30/2013	(4.88)		0.58		0.58		0.87		3.62		106,852	45.96
9/30/2012	13.16		0.55		0.53		0.91		4.12		115,862	17.32
10/26/2010 to 9/30/2011(d)	4.90	(e)	0.50	(f)	0.50	(f)	1.13	(f)	4.81	(f)	62,280	54.63
Class C
9/30/2015	2.46		1.24		1.24		1.53		2.75		21,349	20.67
9/30/2014	8.97		1.27		1.27		1.56		3.15		20,596	50.67
9/30/2013	(5.53)		1.33		1.33		1.62		2.87		19,779	45.96
9/30/2012	12.29		1.32		1.30		1.66		3.22		18,242	17.32
10/26/2010 to 9/30/2011(d)	4.03	(e)	1.29	(f)	1.29	(f)	1.84	(f)	3.97	(f)	2,532	54.63
Class F
9/30/2015	3.14		0.50		0.50		0.79		3.47		27,849	20.67
9/30/2014	9.87		0.50		0.50		0.80		3.91		24,429	50.67
9/30/2013	(4.78)		0.48		0.48		0.77		3.71		18,702	45.96
9/30/2012	13.20		0.45		0.44		0.80		4.08		32,554	17.32
10/26/2010 to 9/30/2011(d)	5.04	(e)	0.40	(f)	0.39	(f)	0.90	(f)	4.85	(f)	3,769	54.63
Class I
9/30/2015	3.24		0.40		0.40		0.70		3.55		732	20.67
9/30/2014	9.97		0.40		0.40		0.69		4.00		169	50.67
9/30/2013	(4.65)		0.37		0.37		0.67		3.80		108	45.96
9/30/2012	13.41		0.36		0.35		0.69		4.10		8,372	17.32
10/26/2010 to 9/30/2011(d)	5.13	(e)	0.29	(f)	0.29	(f)	2.12	(f)	4.91	(f)	11	54.63

PROSPECTUS – AMT FREE MUNICIPAL BOND FUND

NATIONAL TAX FREE FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of year	Investment operations:			Distributions to shareholders from:	Net asset value, end of year
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income

Class A
9/30/2015	$11.29	$0.41	$(0.06)	$0.35	$(0.40)	$11.24
9/30/2014	10.60	0.45	0.68	1.13	(0.44)	11.29
9/30/2013	11.52	0.44	(0.93)	(0.49)	(0.43)	10.60
9/30/2012	10.53	0.50	0.98	1.48	(0.49)	11.52
9/30/2011	10.84	0.52	(0.31)	0.21	(0.52)	10.53
Class B
9/30/2015	11.35	0.32	(0.06)	0.26	(0.31)	11.30
9/30/2014	10.65	0.36	0.69	1.05	(0.35)	11.35
9/30/2013	11.58	0.35	(0.94)	(0.59)	(0.34)	10.65
9/30/2012	10.58	0.42	0.99	1.41	(0.41)	11.58
9/30/2011	10.90	0.45	(0.33)	0.12	(0.44)	10.58
Class C
9/30/2015	11.30	0.34	(0.05)	0.29	(0.33)	11.26
9/30/2014	10.61	0.38	0.68	1.06	(0.37)	11.30
9/30/2013	11.53	0.37	(0.93)	(0.56)	(0.36)	10.61
9/30/2012	10.54	0.43	0.98	1.41	(0.42)	11.53
9/30/2011	10.86	0.46	(0.33)	0.13	(0.45)	10.54
Class F
9/30/2015	11.28	0.42	(0.06)	0.36	(0.41)	11.23
9/30/2014	10.59	0.45	0.69	1.14	(0.45)	11.28
9/30/2013	11.51	0.45	(0.93)	(0.48)	(0.44)	10.59
9/30/2012	10.52	0.51	0.98	1.49	(0.50)	11.51
9/30/2011	10.83	0.53	(0.31)	0.22	(0.53)	10.52
Class I
9/30/2015	11.29	0.43	(0.06)	0.37	(0.42)	11.24
9/30/2014	10.60	0.45	0.70	1.15	(0.46)	11.29
9/30/2013	11.52	0.46	(0.93)	(0.47)	(0.45)	10.60
9/30/2012	10.53	0.51	1.00	1.51	(0.52)	11.52
9/30/2011	10.84	0.55	(0.32)	0.23	(0.54)	10.53

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – NATIONAL TAX FREE FUND

NATIONAL TAX FREE FUND

Financial Highlights (continued)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return(b) (%)	Total expenses (includes interest expense)(c) (%)	Total expenses (excludes interest expense)(c) (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)

Class A
9/30/2015	3.16	0.77	0.75	3.61	$1,404,309	29.05
9/30/2014	10.87	0.78	0.75	4.09	1,423,250	44.80
9/30/2013	(4.40)	0.76	0.74	3.87	1,438,697	33.78
9/30/2012	14.37	0.79	0.73	4.52	1,694,729	43.81
9/30/2011	2.15	0.83	0.76	5.12	1,406,579	87.43
Class B
9/30/2015	2.34	1.58	1.55	2.81	3,300	29.05
9/30/2014	10.06	1.58	1.55	3.31	4,488	44.80
9/30/2013	(5.21)	1.57	1.54	3.07	5,443	33.78
9/30/2012	13.52	1.60	1.53	3.77	7,762	43.81
9/30/2011	1.26	1.64	1.57	4.31	9,190	87.43
Class C
9/30/2015	2.61	1.40	1.38	2.98	172,774	29.05
9/30/2014	10.17	1.41	1.39	3.46	174,469	44.80
9/30/2013	(5.02)	1.42	1.40	3.21	177,169	33.78
9/30/2012	13.64	1.43	1.37	3.87	215,692	43.81
9/30/2011	1.38	1.50	1.43	4.44	158,714	87.43
Class F
9/30/2015	3.25	0.67	0.65	3.70	186,722	29.05
9/30/2014	10.98	0.67	0.65	4.15	151,265	44.80
9/30/2013	(4.31)	0.66	0.64	3.95	103,160	33.78
9/30/2012	14.48	0.69	0.63	4.58	122,943	43.81
9/30/2011	2.24	0.73	0.66	5.21	73,983	87.43
Class I
9/30/2015	3.34	0.57	0.55	3.77	2,442	29.05
9/30/2014	11.07	0.57	0.55	4.14	1,679	44.80
9/30/2013	(4.23)	0.57	0.54	4.05	719	33.78
9/30/2012	14.62	0.59	0.52	4.58	78	43.81
9/30/2011	2.40	0.61	0.54	5.35	11	87.43

PROSPECTUS – NATIONAL TAX FREE FUND

HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of year	Investment operations:			Distributions to shareholders from:	Net asset value, end of year
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income

Class A
9/30/2015	$11.69	$0.56	$(0.17)	$0.39	$(0.54)	$11.54
9/30/2014	10.91	0.58	0.75	1.33	(0.55)	11.69
9/30/2013	11.93	0.58	(1.04)	(0.46)	(0.56)	10.91
9/30/2012	11.06	0.63	0.85	1.48	(0.61)	11.93
9/30/2011	11.81	0.69	(0.77)	(0.08)	(0.67)	11.06
Class C
9/30/2015	11.69	0.49	(0.17)	0.32	(0.46)	11.55
9/30/2014	10.92	0.51	0.74	1.25	(0.48)	11.69
9/30/2013	11.93	0.50	(1.03)	(0.53)	(0.48)	10.92
9/30/2012	11.06	0.56	0.85	1.41	(0.54)	11.93
9/30/2011	11.81	0.62	(0.77)	(0.15)	(0.60)	11.06
Class F
9/30/2015	11.69	0.58	(0.17)	0.41	(0.55)	11.55
9/30/2014	10.92	0.58	0.76	1.34	(0.57)	11.69
9/30/2013	11.94	0.59	(1.04)	(0.45)	(0.57)	10.92
9/30/2012	11.07	0.64	0.85	1.49	(0.62)	11.94
9/30/2011	11.82	0.70	(0.76)	(0.06)	(0.69)	11.07
Class I
9/30/2015	11.67	0.58	(0.16)	0.42	(0.56)	11.53
9/30/2014	10.92	0.61	0.71	1.32	(0.57)	11.67
9/30/2013	11.94	0.60	(1.04)	(0.44)	(0.58)	10.92
9/30/2012	11.06	0.66	0.85	1.51	(0.63)	11.94
9/30/2011	11.81	0.68	(0.74)	(0.06)	(0.69)	11.06
Class P
9/30/2015	11.69	0.54	(0.17)	0.37	(0.51)	11.55
9/30/2014	10.92	0.56	0.74	1.30	(0.53)	11.69
9/30/2013	11.94	0.56	(1.04)	(0.48)	(0.54)	10.92
9/30/2012	11.07	0.61	0.85	1.46	(0.59)	11.94
9/30/2011	11.82	0.67	(0.77)	(0.10)	(0.65)	11.07

(a)	Calculated using average shares outstanding during the year.
(b)

Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights (continued)

		Ratios to Average Net Assets:				Supplemental Data:
	Total Return(b) (%)	Total expenses after waivers and/or reimbursements (includes interest expense)(c) (%)	Total expenses after waivers and/or reimbursements (excludes interest expense)(c) (%)	Total expenses (%)	Net investment income (%)	Net assets, end of year (000)	Portfolio turnover rate (%)

Class A
9/30/2015	3.36	0.84	0.83	0.87	4.82	$1,141,428	31.38
9/30/2014	12.54	0.91	0.90	0.91	5.12	1,160,471	32.90
9/30/2013	(4.11)	0.84	0.83	0.84	4.87	1,071,511	24.47
9/30/2012	13.79	0.86	0.80	0.86	5.52	1,185,644	27.20
9/30/2011	(0.46)	0.89	0.82	0.89	6.24	919,758	40.94
Class C
9/30/2015	2.81	1.47	1.46	1.50	4.20	397,615	31.38
9/30/2014	11.74	1.54	1.53	1.54	4.50	408,459	32.90
9/30/2013	(4.64)	1.49	1.47	1.49	4.23	407,217	24.47
9/30/2012	13.08	1.49	1.44	1.49	4.91	526,880	27.20
9/30/2011	(1.11)	1.56	1.48	1.56	5.59	450,802	40.94
Class F
9/30/2015	3.55	0.74	0.73	0.77	4.92	404,172	31.38
9/30/2014	12.54	0.81	0.80	0.81	5.17	393,166	32.90
9/30/2013	(4.01)	0.74	0.72	0.74	4.94	228,484	24.47
9/30/2012	13.89	0.76	0.70	0.76	5.60	258,682	27.20
9/30/2011	(0.35)	0.79	0.72	0.79	6.35	175,052	40.94
Class I
9/30/2015	3.64	0.64	0.63	0.67	4.99	11,061	31.38
9/30/2014	12.44	0.72	0.71	0.72	5.49	25,841	32.90
9/30/2013	(3.92)	0.64	0.62	0.64	5.04	2,255	24.47
9/30/2012	14.08	0.66	0.60	0.66	5.78	1,629	27.20
9/30/2011	(0.28)	0.70	0.62	0.70	6.18	2,258	40.94
Class P
9/30/2015	3.22	1.08	1.06	1.11	4.61	14	31.38
9/30/2014	12.23	1.13	1.12	1.13	4.93	13	32.90
9/30/2013	(4.29)	1.07	1.05	1.07	4.69	12	24.47
9/30/2012	13.56	1.08	1.02	1.08	5.36	12	27.20
9/30/2011	(0.65)	1.11	1.04	1.11	6.07	11	40.94

PROSPECTUS – HIGH YIELD MUNICIPAL BOND FUND

SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Net investment income

Class A
6/1/2015 to 9/30/2015(f)	$15.00	$0.13	$0.03	$0.16	$(0.12)
Class C
6/1/2015 to 9/30/2015(f)	15.00	0.10	0.02	0.12	(0.08)
Class F
6/1/2015 to 9/30/2015(f)	15.00	0.14	0.02	0.16	(0.12)
Class I
6/1/2015 to 9/30/2015(f)	15.00	0.15	0.02	0.17	(0.13)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Not annualized.
(d)	Annualized.
(e)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(f)	Commencement of operations was 6/1/2015.

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b)(c) (%)	Total expenses after waivers and/or reimbursements (includes interest expense)(d)(e) (%)	Total expenses after waivers and/or reimbursements (excludes interest expense)(d)(e) (%)	Total expenses(d) (%)	Net investment loss(d) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
6/1/2015 to 9/30/2015(f)	$15.04	1.06	0.55	0.55	1.69	2.69	$12,019	1.06
Class C
6/1/2015 to 9/30/2015(f)	15.04	0.78	1.35	1.35	2.42	1.98	852	1.06
Class F
6/1/2015 to 9/30/2015(f)	15.04	1.09	0.45	0.45	1.59	2.76	9,072	1.06
Class I
6/1/2015 to 9/30/2015(f)	15.04	1.12	0.35	0.35	1.45	2.97	619	1.06

PROSPECTUS – SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

CALIFORNIA TAX FREE FUND

Financial Highlights (continued)

		Per Share Operating Performance:
		Investment operations:
	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized loss	Total from investment operations	Net asset value on SEC Effective Date, 2/1/2011	Net investment income(a)	Net realized and unrealized gain (loss)

Class A
9/30/2015	$10.84	$–		$–	$–	$–	$0.37	$0.01	(d)
9/30/2014	10.10	–		–	–	–	0.38	0.74
9/30/2013	10.73	–		–	–	–	0.38	(0.64)
9/30/2012	9.90	–		–	–	–	0.43	0.83
9/30/2011	10.24	–		–	–	–	0.48	(0.35)
Class C
9/30/2015	10.84	–		–	–	–	0.31	–	(d)(e)
9/30/2014	10.10	–		–	–	–	0.32	0.73
9/30/2013	10.73	–		–	–	–	0.31	(0.64)
9/30/2012	9.90	–		–	–	–	0.36	0.83
9/30/2011	10.25	–		–	–	–	0.42	(0.36)
Class F
9/30/2015	10.84	–		–	–	–	0.38	0.01	(d)
9/30/2014	10.10	–		–	–	–	0.39	0.74
9/30/2013	10.73	–		–	–	–	0.39	(0.64)
9/30/2012	9.90	–		–	–	–	0.44	0.83
9/30/2011	10.24	–		–	–	–	0.49	(0.35)
Class I
9/30/2015	10.84	–		–	–	–	0.39	–	(d)(e)
9/30/2014	10.09	–		–	–	–	0.41	0.74
9/30/2013	10.73	–		–	–	–	0.40	(0.65)
9/30/2012	9.90	–		–	–	–	0.45	0.83
1/31/2011 to 9/30/2011(f)	9.24	–	(e)	(0.01)	(0.01)	9.23	0.33	0.67	(d)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A and B does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(e)	Amount is less than $0.01.
(f)	Commencement of operations was 1/31/2011, SEC effective date and date shares first became available to the public was 2/1/2011.
(g)	Not annualized.
(h)	Total return for the period 1/31/2011 through 9/30/2011.
(i)	Total return for the period 2/1/2011 through 9/30/2011.
(j)	Annualized.

PROSPECTUS – CALIFORNIA TAX FREE FUND

CALIFORNIA TAX FREE FUND

Financial Highlights (continued)

		Distributions to shareholders from:
	Total from investment operations	Net investment income	Net asset value, end of period	Total return(b) (%)		Total return(b) (%)

Class A
9/30/2015	$0.38	$(0.37)	$10.85	–		3.54
9/30/2014	1.12	(0.38)	10.84	–		11.29
9/30/2013	(0.26)	(0.37)	10.10	–		(2.51)
9/30/2012	1.26	(0.43)	10.73	–		12.94
9/30/2011	0.13	(0.47)	9.90	–		1.56
Class C
9/30/2015	0.31	(0.30)	10.85	–		2.89
9/30/2014	1.05	(0.31)	10.84	–		10.58
9/30/2013	(0.33)	(0.30)	10.10	–		(3.15)
9/30/2012	1.19	(0.36)	10.73	–		12.23
9/30/2011	0.06	(0.41)	9.90	–		0.80
Class F
9/30/2015	0.39	(0.38)	10.85	–		3.64
9/30/2014	1.13	(0.39)	10.84	–		11.39
9/30/2013	(0.25)	(0.38)	10.10	–		(2.42)
9/30/2012	1.27	(0.44)	10.73	–		13.04
9/30/2011	0.14	(0.48)	9.90	–		1.65
Class I
9/30/2015	0.39	(0.39)	10.84	–		3.63
9/30/2014	1.15	(0.40)	10.84	–		11.65
9/30/2013	(0.25)	(0.39)	10.09	–		(2.40)
9/30/2012	1.28	(0.45)	10.73	–		13.17
1/31/2011 to 9/30/2011(f)	1.00	(0.33)	9.90	10.89	(g)(h)	10.99	(g)(i)

PROSPECTUS – CALIFORNIA TAX FREE FUND

CALIFORNIA TAX FREE FUND

Financial Highlights (continued)

	Ratios to Average Net Assets:						Supplemental Data:
	Total expenses (includes interest expense)(c) (%)		Total expenses (excludes interest expense)(c) (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
9/30/2015	0.82		0.81		3.44		$185,379	15.10
9/30/2014	0.86		0.86		3.69		170,131	20.90
9/30/2013	0.81		0.81		3.54		166,443	18.05
9/30/2012	0.82		0.79		4.16		191,127	28.15
9/30/2011	0.85		0.79		4.96		150,423	36.60
Class C
9/30/2015	1.45		1.45		2.80		39,790	15.10
9/30/2014	1.50		1.50		3.05		36,122	20.90
9/30/2013	1.47		1.47		2.88		33,741	18.05
9/30/2012	1.45		1.42		3.51		38,712	28.15
9/30/2011	1.50		1.44		4.32		28,023	36.60
Class F
9/30/2015	0.72		0.71		3.52		36,482	15.10
9/30/2014	0.76		0.76		3.78		24,810	20.90
9/30/2013	0.71		0.71		3.63		21,549	18.05
9/30/2012	0.72		0.69		4.23		22,344	28.15
9/30/2011	0.75		0.69		5.06		14,605	36.60
Class I
9/30/2015	0.61		0.61		3.61		2,309	15.10
9/30/2014	0.66		0.65		3.90		22	20.90
9/30/2013	0.62		0.61		3.77		12	18.05
9/30/2012	0.62		0.59		4.39		13	28.15
1/31/2011 to 9/30/2011(f)	0.69	(j)	0.60	(j)	5.24	(j)	11	36.60

PROSPECTUS – CALIFORNIA TAX FREE FUND

NEW JERSEY TAX FREE FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:
		Net investment income(a)		Net realized and unrealized loss	Total from investment operations	Net asset value on SEC Effective Date, 2/1/2011	Net investment income(a)	Net realized and unrealized gain (loss)

Class A
9/30/2015	$4.94	$–		$–	$–	$–	$0.17	$(0.08)
9/30/2014	4.66	–		–	–	–	0.17	0.28
9/30/2013	5.07	–		–	–	–	0.17	(0.41)
9/30/2012	4.69	–		–	–	–	0.19	0.38
9/30/2011	4.85	–		–	–	–	0.21	(0.16)
Class F
9/30/2015	4.94	–		–	–	–	0.17	(0.08)
9/30/2014	4.66	–		–	–	–	0.18	0.28
9/30/2013	5.07	–		–	–	–	0.18	(0.41)
9/30/2012	4.69	–		–	–	–	0.20	0.38
9/30/2011	4.85	–		–	–	–	0.22	(0.17)
Class I
9/30/2015	4.94	–		–	–	–	0.18	(0.08)
9/30/2014	4.66	–		–	–	–	0.19	0.27
9/30/2013	5.07	–		–	–	–	0.18	(0.41)
9/30/2012	4.69	–		–	–	–	0.21	0.37
1/31/2011 to 9/30/2011(d)	4.42	–	(e)	(0.01)	(0.01)	4.41	0.15	0.28 (f)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Interest expense relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Commencement of operations was 1/31/2011, SEC effective date and date shares first became available to the public was 2/1/2011.
(e)	Amount is less than $0.01.
(f)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(g)	Not annualized.
(h)	Total return for the period 1/31/2011 through 9/30/2011.
(i)	Total return for the period 2/1/2011 through 9/30/2011.
(j)	Annualized.

PROSPECTUS – NEW JERSEY TAX FREE FUND

NEW JERSEY TAX FREE FUND

Financial Highlights (continued)

	Total from investment operations	Distributions to shareholders from:	Net asset value, end of period	Total return(b) (%)		Total return(b) (%)
		Net investment income

Class A
9/30/2015	$0.09	$(0.17)	$4.86	–		1.74
9/30/2014	0.45	(0.17)	4.94	–		9.87
9/30/2013	(0.24)	(0.17)	4.66	–		(4.85)
9/30/2012	0.57	(0.19)	5.07	–		12.41
9/30/2011	0.05	(0.21)	4.69	–		1.23
Class F
9/30/2015	0.09	(0.17)	4.86	–		1.84
9/30/2014	0.46	(0.18)	4.94	–		9.97
9/30/2013	(0.23)	(0.18)	4.66	–		(4.76)
9/30/2012	0.58	(0.20)	5.07	–		12.51
9/30/2011	0.05	(0.21)	4.69	–		1.33
Class I
9/30/2015	0.10	(0.18)	4.86	–		2.00
9/30/2014	0.46	(0.18)	4.94	–		10.13
9/30/2013	(0.23)	(0.18)	4.66	–		(4.63)
9/30/2012	0.58	(0.20)	5.07	–		12.43
1/31/2011 to 9/30/2011(d)	0.43	(0.15)	4.69	9.79	(g)(h)	10.02	(g)(i)

PROSPECTUS – NEW JERSEY TAX FREE FUND

NEW JERSEY TAX FREE FUND

Financial Highlights (continued)

	Ratios to Average Net Assets:						Supplemental Data:
	Total expenses (includes interest expense)(c) (%)		Total expenses (excludes interest expense)(c) (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
9/30/2015	0.86		0.86		3.39		$90,126	16.50
9/30/2014	0.85		0.85		3.63		92,713	19.20
9/30/2013	0.82		0.82		3.47		121,722	18.17
9/30/2012	0.83		0.82		3.96		136,085	31.06
9/30/2011	0.85		0.82		4.62		113,783	23.14
Class F
9/30/2015	0.76		0.76		3.49		6,197	16.50
9/30/2014	0.74		0.74		3.69		6,838	19.20
9/30/2013	0.72		0.72		3.55		4,782	18.17
9/30/2012	0.73		0.72		3.98		7,400	31.06
9/30/2011	0.75		0.72		4.70		3,949	23.14
Class I
9/30/2015	0.62		0.62		3.65		13	16.50
9/30/2014	0.62		0.62		3.87		13	19.20
9/30/2013	0.61		0.61		3.70		12	18.17
9/30/2012	0.61		0.60		4.18		12	31.06
1/31/2011 to 9/30/2011(d)	0.64	(j)	0.59	(j)	4.85	(j)	11	23.14

PROSPECTUS – NEW JERSEY TAX FREE FUND

NEW YORK TAX FREE FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:
		Net investment income(a)		Net realized and unrealized loss	Total from investment operations	Net asset value on SEC Effective Date, 2/1/2011	Net investment income(a)	Net realized and unrealized gain (loss)

Class A
9/30/2015	$11.23	$–		$–	$–	$–	$0.35	$(0.04)
9/30/2014	10.59	–		–	–	–	0.38	0.63
9/30/2013	11.38	–		–	–	–	0.37	(0.79)
9/30/2012	10.66	–		–	–	–	0.43	0.73
9/30/2011	10.96	–		–	–	–	0.48	(0.30)
Class C
9/30/2015	11.21	–		–	–	–	0.28	(0.03)
9/30/2014	10.58	–		–	–	–	0.31	0.62
9/30/2013	11.37	–		–	–	–	0.30	(0.79)
9/30/2012	10.65	–		–	–	–	0.36	0.72
9/30/2011	10.95	–		–	–	–	0.42	(0.31)
Class F
9/30/2015	11.24	–		–	–	–	0.36	(0.04)
9/30/2014	10.60	–		–	–	–	0.39	0.63
9/30/2013	11.39	–		–	–	–	0.38	(0.79)
9/30/2012	10.67	–		–	–	–	0.44	0.73
9/30/2011	10.97	–		–	–	–	0.49	(0.30)
Class I
9/30/2015	11.23	–		–	–	–	0.38	(0.04)
9/30/2014	10.60	–		–	–	–	0.40	0.63
9/30/2013	11.39	–		–	–	–	0.39	(0.79)
9/30/2012	10.67	–		–	–	–	0.41	0.77
1/31/2011 to 9/30/2011(d)	10.10	–	(e)	(0.01)	(0.01)	10.09	0.34	0.58 (f)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Commencement of operations was 1/31/2011, SEC effective date and date shares first became available to the public was 2/1/2011.
(e)	Amount is less than $.01.
(f)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(g)	Not annualized.
(h)	Total return for the period 1/31/2011 through 9/30/2011.
(i)	Total return for the period 2/1/2011 through 9/30/2011.
(j)	Annualized.

PROSPECTUS – NEW YORK TAX FREE FUND

NEW YORK TAX FREE FUND

Financial Highlights (continued)

	Total from investment operations	Distributions to shareholders from:	Net asset value, end of period	Total return(b) (%)		Total return(b) (%)
		Net investment income

Class A
9/30/2015	$0.31	$(0.35)	$11.19	–		2.80
9/30/2014	1.01	(0.37)	11.23	–		9.73
9/30/2013	(0.42)	(0.37)	10.59	–		(3.80)
9/30/2012	1.16	(0.44)	11.38	–		11.05
9/30/2011	0.18	(0.48)	10.66	–		1.85
Class C
9/30/2015	0.25	(0.28)	11.18	–		2.23
9/30/2014	0.93	(0.30)	11.21	–		8.95
9/30/2013	(0.49)	(0.30)	10.58	–		(4.43)
9/30/2012	1.08	(0.36)	11.37	–		10.36
9/30/2011	0.11	(0.41)	10.65	–		1.19
Class F
9/30/2015	0.32	(0.36)	11.20	–		2.90
9/30/2014	1.02	(0.38)	11.24	–		9.83
9/30/2013	(0.41)	(0.38)	10.60	–		(3.70)
9/30/2012	1.17	(0.45)	11.39	–		11.15
9/30/2011	0.19	(0.49)	10.67	–		1.95
Class I
9/30/2015	0.34	(0.37)	11.20	–		3.10
9/30/2014	1.03	(0.40)	11.23	–		9.85
9/30/2013	(0.40)	(0.39)	10.60	–		(3.60)
9/30/2012	1.18	(0.46)	11.39	–		11.30
1/31/2011 to 9/30/2011(d)	0.92	(0.34)	10.67	9.12	(g)(h)	9.21	(g)(i)

PROSPECTUS – NEW YORK TAX FREE FUND

NEW YORK TAX FREE FUND

Financial Highlights (concluded)

	Ratios to Average Net Assets:						Supplemental Data:
	Total expenses (includes interest expense)(c) (%)		Total expenses (excludes interest expense)(c) (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
9/30/2015	0.79		0.79		3.15		$283,229	9.56
9/30/2014	0.79		0.78		3.46		244,081	20.47
9/30/2013	0.78		0.78		3.33		262,089	16.89
9/30/2012	0.84		0.78		3.95		285,447	18.34
9/30/2011	0.85		0.78		4.64		216,126	47.37
Class C
9/30/2015	1.44		1.43		2.50		55,562	9.56
9/30/2014	1.43		1.42		2.82		49,678	20.47
9/30/2013	1.44		1.43		2.67		45,152	16.89
9/30/2012	1.47		1.42		3.31		50,407	18.34
9/30/2011	1.50		1.43		3.99		38,627	47.37
Class F
9/30/2015	0.69		0.69		3.24		27,788	9.56
9/30/2014	0.69		0.68		3.54		20,978	20.47
9/30/2013	0.68		0.68		3.42		16,844	16.89
9/30/2012	0.74		0.68		3.99		16,491	18.34
9/30/2011	0.75		0.68		4.73		7,907	47.37
Class I
9/30/2015	0.60		0.59		3.34		1,104	9.56
9/30/2014	0.59		0.58		3.66		644	20.47
9/30/2013	0.59		0.58		3.54		587	16.89
9/30/2012	0.64		0.58		3.68		265	18.34
1/31/2011 to 9/30/2011(d)	0.67	(j)	0.57	(j)	4.91	(j)	11	47.37

PROSPECTUS – NEW YORK TAX FREE FUND

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Funds’ annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Municipal Income Fund, Inc.
 Lord Abbett Short Duration Tax Free Fund
 Lord Abbett Intermediate Tax Free Fund
 Lord Abbett AMT Free Municipal Bond Fund
 Lord Abbett National Tax-Free Income Fund
 Lord Abbett High Yield Municipal Bond Fund
 Lord Abbett Short Duration High Yield Municipal Bond Fund
 Lord Abbett California Tax-Free Income Fund
 Lord Abbett New Jersey Tax-Free Income Fund
 Lord Abbett New York Tax-Free Income Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LATFI-1 (2/16)

Investment Company Act File Number: 811-03942

LORD ABBETT
Statement of Additional Information	February 1, 2016

LORD ABBETT MUNICIPAL INCOME FUND

SHORT DURATION TAX FREE FUND				INTERMEDIATE TAX FREE FUND

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LSDAX	F	LSDFX	A	LISAX	F	LISFX
B	N/A	I	LISDX	B	LISBX	I	LAIIX
C	LSDCX			C	LISCX	P	LISPX

AMT FREE MUNICIPAL BOND FUND				NATIONAL TAX FREE FUND

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LATAX	F	LATFX	A	LANSX	F	LANFX
C	LATCX	I	LMCIX	B	LANBX	I	LTNIX
				C	LTNSX	P	N/A

HIGH YIELD MUNICIPAL BOND FUND				SHORT DURATION HIGH YIELD MUNICIPAL BOND FUND

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	HYMAX	F	HYMFX	A	SDHAX	F	SDHFX
B	HYMBX	I	HYMIX	C	SDHCX	I	SDHIX
C	HYMCX	P	HYMPX

CALIFORNIA TAX FREE FUND				NEW JERSEY TAX FREE FUND

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
A	LCFIX	I	CAILX	A	LANJX	I	LINJX
C	CALAX	P	N/A	F	LNJFX	P	N/A
F	LCFFX

NEW YORK TAX FREE FUND

CLASS	TICKER	CLASS	TICKER
A	LANYX	I	NYLIX
C	NYLAX	P	N/A
F	LNYFX

This statement of additional information (“SAI”) is not a prospectus. A prospectus may be obtained from your financial intermediary or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the prospectus for Lord Abbett Municipal Income Fund, Inc. (the “Company”) dated February 1, 2016. Certain capitalized terms used throughout this SAI are defined in the prospectus.

The Funds’ audited financial statements are incorporated into this SAI by reference to the Funds’ 2015 annual report. The Funds’ annual and semiannual reports to shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

TABLE OF CONTENTS
PAGE
1.	Fund History	1-1
2.	Investment Policies	2-1
3.	Management of the Fund	3-1
4.	Control Persons and Principal Holders of Securities	4-1
5.	Investment Advisory and Other Services	5-1
6.	Brokerage Allocations and Other Practices	6-1
7.	Classes of Shares	7-1
8.	Purchases, Redemptions, Pricing, and Payments to Dealers	8-1
9.	Taxation of the Fund	9-1
10.	Underwriter	10-1
11.	Financial Statements	11-1
Appendix A – Municipal Bond Ratings		A-1
Appendix B – State and Territory Risk Factors		B-1
Appendix C – Fund Portfolio Information Recipients		C-1
Appendix D – Proxy Voting Policies and Procedures		D-1

1.

Fund History

The Company was organized as a Maryland corporation on December 27, 1983. The Company has 5,165,001,000 shares of authorized capital stock, $0.001 par value, consisting of the following nine series or portfolios: Lord Abbett Short Duration Tax Free Fund (“Short Duration Tax Free Fund”) offers five classes of shares (A, B, C, F, and I); Lord Abbett Intermediate Tax Free Fund (“Intermediate Fund”), Lord Abbett High Yield Municipal Bond Fund (“High Yield Municipal Bond Fund”), and Lord Abbett National Tax-Free Income Fund (“National Fund”) offer six classes of shares (A, B, C, F, I, and P); Lord Abbett AMT Free Municipal Bond Fund (“AMT Free Municipal Bond Fund”) and Lord Abbett Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield Municipal Bond Fund”) offer four classes of shares (A, C, F, and I); Lord Abbett New Jersey Tax-Free Income Fund (“New Jersey Fund”) offers four classes of shares (A, F, I, and P); and Lord Abbett California Tax-Free Income Fund (“California Fund”) and Lord Abbett New York Tax-Free Income Fund (“New York Fund”) offer five classes of shares (A, C, F, I and P) (each individually a “Fund” or, collectively, the “Funds.”)

High Yield Municipal Bond Fund, Short Duration High Yield Municipal Bond Fund, California Fund, New Jersey Fund, and New York Fund are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”). Short Duration Tax Free Fund, Intermediate Fund, AMT Free Municipal Bond Fund, and National Fund, are diversified, open-end management investment companies registered under the Act.

1-1

2.

Investment Policies

Fundamental Investment Restrictions. Each Fund’s investment objective cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”(1) Each Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Each Fund may not:

(1)	borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act)(2) in amounts up to 33 ⅓% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law,(3) and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;(4)

(2)	pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund’s investment policies as permitted by applicable law);(5)

(3)	engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)	make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;(4)

(5)	buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)	with respect to 75% of the gross assets of the National Fund, Intermediate Fund, Short Duration Tax Free Fund, and AMT Free Municipal Bond Fund buy securities of one issuer representing more than (i) 5% of the Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7)	invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

(8)	issue senior securities to the extent such issuance would violate applicable law.(6)

(1) A “majority of a Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

(2) The term “bank” is defined in Section 2(a)(5) of the Act.

(3) U.S. Securities and Exchange Commission (“SEC”) staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

(4) As of the date of this SAI, the Lord Abbett Funds have not received exemptive relief permitting interfund borrowing and lending.

(5) Current federal securities laws prohibit a Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction the deposit of assets in a segregated account with a Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

2-1

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions. In addition to each Fund’s investment objective, 80% investment policy in the prospectus, and the fundamental investment restrictions above that cannot be changed without shareholder approval, each Fund also is subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)	invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)	invest in securities issued by other investment companies, except to the extent permitted by applicable law; or

(4)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund’s prospectus and SAI, as they may be amended from time to time.

Each Fund other than Short Duration High Yield Municipal Bond Fund may not:

(5)	invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

(6)	invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund’s total assets (included within such limitation, but not to exceed 2% of the Fund’s total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange); or

(7)	buy from or sell to any of the Company’s officers, directors, employees, or each Fund’s investment adviser or any of the adviser’s officers, partners or employees, any securities other than shares of each Fund. Section 18(f) of the Act prohibits a Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that a Fund may borrow money from banks in amounts of up to 33⅓% of its total assets (including the amount borrowed).

Compliance with these non-fundamental investment restrictions will be determined at the time of the purchase of the security, except in the case of the first non-fundamental investment restriction, which will apply at the time of the making or maintenance of the short position, and in the case of the fourth and seventh non-fundamental investment restrictions, which will apply according to their terms. No Fund will be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities; however, in these situations the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities in an orderly fashion.

(6) Current federal securities laws prohibit a Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that a Fund may borrow money from banks in amounts of up to 33 ⅓% of its total assets (including the amount borrowed).

2-2

Portfolio Turnover Rate. For each of the fiscal years ended September 30, 2015 and 2014, the portfolio turnover rates for the Funds were as follows:

Fund	2015	2014
Short Duration Tax Free Fund	25.83%	28.30%
Intermediate Fund	12.23%	18.92%
AMT Free Municipal Bond Fund	20.67%	50.67%
National Fund	29.05%	44.80%
High Yield Municipal Bond Fund	31.38%	32.90%
Short Duration High Yield Municipal Bond Fund*	1.06%	N/A
California Fund	15.10%	20.90%
New Jersey Fund	16.50%	19.20%
New York Fund	9.56%	20.47%
* Short Duration High Yield Municipal Bond Fund commenced operations on June 1, 2015.

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with some investments and techniques. The composition of a Fund’s portfolio and the investments and techniques that a Fund uses in seeking its investment objective and employing its investment strategies will vary over time. A Fund may use each of the investments and techniques described below at all times, at some times, or not at all.

Borrowing Money. Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.” If a Fund borrows money and experiences a decline in its net asset value (“NAV”), the borrowing will increase the effect of its losses on the value of the Fund’s shares. A Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total assets.

Futures Contracts. Futures are standardized, exchange-traded contracts to buy or sell a specified quantity of an underlying asset or reference instrument at a specified price at a specified future date. In most cases the contractual obligation under a futures contract may be offset or “closed out” before the settlement date so that the parties do not have to make or take physical delivery. A futures contract usually is closed out by buying or selling, as the case may be, an offsetting futures contract. This transaction, which is effected through an exchange, cancels the obligation to make or take delivery of the underlying asset. Although some futures contracts by their terms require physical settlement (meaning actual delivery or acquisition of the underlying asset), many permit cash settlement.

When a Fund enters into a futures contract, it must deposit collateral or “initial margin” equal to a percentage of the contract value. Each day thereafter until the futures contract is closed out, the Fund will pay or receive “variation margin” depending on, among other factors, changes in the price of the underlying reference instrument. When the futures contract is closed out, if the Fund experiences a loss equal to or greater than the margin amount, the Fund will pay the margin amount plus any amount in excess of the margin amount. If the Fund experiences a loss of less than the margin amount, the Fund receives the difference. Likewise, if the Fund experiences a gain, the Fund receives the margin amount and the amount of the gain.

Each Fund may purchase and sell futures contracts for hedging purposes (including to hedge against changes in interest rates and securities prices) or for speculative purposes (including to gain efficient exposure to markets and to minimize transaction costs). Each Fund also may enter into closing purchase and sale transactions with respect to such contracts.

The primary risks associated with futures contracts are:

•	Unanticipated market movements may cause the Fund to underperform or experience substantial losses.

•	Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund thus may be exposed to additional risk of loss.

•	While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly,
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the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

•	The loss that a Fund may incur in entering into certain futures contracts is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s NAV.

•	Because of low initial margin requirements, futures involve a high degree of leverage. As a result, a relatively small price movement in a futures contract can cause substantial losses to a Fund.

•	Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	There may not be a liquid secondary trading market for a futures contract, limiting a Fund’s ability to close a futures contract when desired.

•	The futures clearing broker for a futures contract may fail to perform its obligations.

High-Yield, Non-Investment Grade or Lower-Rated Municipal Bonds and Other Debt Securities. Each Fund (other than High Yield Municipal Bond Fund, Short Duration High Yield Municipal Bond Fund, AMT Free Municipal Bond Fund and National Fund) may invest up to 20% of its assets in high-yield debt securities. Each of High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund may invest up to 100% of its assets in high-yield debt securities. Each of AMT Free Municipal Bond Fund and National Fund may invest up to 35% of its assets in high-yield debt securities. High-yield debt securities (also referred to as “non-investment grade securities,” “lower-rated debt securities,” or “junk bonds”) are those rated by a rating agency BB/Ba or lower (or unrated by rating agencies but determined by Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment adviser, to be of comparable quality) and may pay a higher yield, but entail greater risks, than investment grade debt securities. High-yield debt securities are considered speculative. When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes;

•	are susceptible to negative perceptions of the junk markets generally; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

The risk of loss from default for the holders of high yield debt securities is significantly greater than is the case for holders of other debt securities because such high yield securities generally are unsecured, often are subordinated to the rights of other creditors of the issuers of such securities, and are issued by issuers with weaker financials. Investment by a Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important factors in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, each Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.

The secondary market for non-investment grade securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary

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market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of lower rated securities in its portfolio. The adoption of new legislation could adversely affect the secondary market for high yield debt securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade or high yield debt securities also present risks based on payment expectations. High yield debt securities frequently contain “call” or buy-back features that permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s NAV to the extent a Fund invests in such investments.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, which are securities that each Fund determines cannot be disposed of in seven days in the ordinary course of business at approximately the amount at which the Fund has valued such securities. Illiquid securities include:

•	securities that are not readily marketable;

•	certain municipal leases and participation interests;

•	repurchase agreements and time deposits with a notice or demand period of more than seven days;

•	certain structured securities and certain defaulted securities; and

•	certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. The amount of the discount from the prevailing market price varies depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities if needed, and prevailing supply and demand conditions. A Fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. This will cause illiquid securities to become an increasingly larger percentage of the Fund’s portfolio. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its NAV.

Investments in Other Investment Companies. Subject to the limitations prescribed by the Act and the rules adopted by the SEC thereunder, each Fund may invest in other investment companies, including money market funds, exchange-traded funds (“ETFs”), and closed-end funds. (Each Fund, however, may not invest in other funds in reliance on Sections 12(d)(1)(F) and (G) of the Act.) These limitations include a prohibition on each Fund acquiring more than 3% of the voting shares of any one other investment company, and a prohibition on the Fund investing more than 5% of its total assets in the securities of any one other investment company or more than 10% of its total assets in securities of other investment companies in the aggregate. (Pursuant to certain SEC rules, these percentage limitations do not apply to a Fund’s investments in certain registered money market funds.) A Fund’s investments in another investment company

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will be subject to the risks of the purchased investment company’s portfolio securities and the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

A Fund may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from the value of their portfolio holdings because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. ETFs typically incur fees that are separate from those fees incurred directly by the Funds. Therefore, as a shareholder in an ETF (as with other investment companies), a Fund would bear its ratable share of the ETF’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will absorb duplicate levels of fees with respect to investments in ETFs.

Municipal Bonds. In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, Puerto Rico, Guam and their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal bonds” may include certain types of “private activity” bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from most investors’ gross income for federal income tax purposes. From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Fund to achieve its investment objectives.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue bonds.” General obligation bonds are secured by the pledge of the faith, credit and taxing authority of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are not backed by the credit and taxing authority of the issuer, and are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee, or insurance. “Private activity” bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing authority of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation and revenue bonds may be issued in a variety of forms, including commercial paper, fixed, variable, and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds, and capital appreciation bonds.

In addition, municipal bonds include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations

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under these instruments, it cannot be legally compelled to do so. If a default occurs, the collateral securing the lease obligation may be difficult to dispose of and the Fund may suffer significant losses. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal bonds also may be in the form of a tender option bond, which is a municipal bond (generally held pursuant to a custodial agreement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund’s duration. There is a risk that the Funds will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Each Fund may purchase floating and variable rate obligations, including variable rate demand notes. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks.

Municipal bonds and issuers of municipal bonds may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state, and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal bonds may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking, insurance, or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downgrade or risk of being downgraded may have an adverse effect on the market prices of bonds and thus the value of a Fund’s investment. Further, a state, municipality, public authority, or other issuers of municipal bonds may file for bankruptcy, which may significantly affect the value of the bonds issued by such issuers and therefore the value of a Fund’s investment. As a result of recent turmoil in the municipal bond market, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future.

Municipal bonds also are subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility, and credit risk. In addition, certain municipal issuers may be unable to access the market to sell bonds or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds when and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events also could result in decreased investment opportunities for a Fund and lower investment performance.

The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch Ratings (“Fitch”) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make

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timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance and standby bond purchase agreements (“SBPAs”). There is no assurance that any of the municipal bonds purchased by the Funds are subject to these types of guarantees. SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of a Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

Appendix A hereto contains a description of certain municipal bond ratings.

Securities as a Result of Exchanges or Workouts. Each Fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Typically, workouts result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Short Sales. Each Fund may make short sales of securities or maintain a short position if, at all times when a short position is open, the Fund owns an equal amount of such securities (or securities convertible into or exchangeable into an equal amount of such securities) without payment of any further consideration. This is commonly referred to as a “short sale against the box.” A Fund may engage in such a transaction, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. A Fund may not engage in any other type of short selling and does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales. This limit does not apply to a Fund’s use of short positions in futures contracts, including U.S. Treasury note futures, securities index futures, or other security futures, for bona fide hedging or cash management purposes or to pursue risk management strategies.

Structured Securities. Each Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, interest rates, commodities, indices, credit default swaps, or other financial indicators (the “Reference Asset”), or to relative changes in two or more Reference Assets. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference Asset or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference Asset may produce an increase or decrease in the interest rate or the value of the security at maturity. The Funds typically may use these securities as a substitute for taking a position in the Reference Asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid, and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the Reference Asset. A Fund could lose more than the principal amount invested.

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Swaps. The Funds may enter into one or more of the following: interest rate swaps; municipal default swaps; total return swaps; and interest rate caps, floors, and collars. A Fund may enter into these transactions for hedging purposes or for speculative purposes in an attempt to obtain a particular return when it is considered desirable to do so. An over-the-counter (OTC) swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities or indices. A Fund may enter into swap transactions with various counterparties, including banks, securities dealers, or their respective affiliates. Interest rate swaps and certain other types of swaps are exchange-traded and cleared through a central clearinghouse.

In an interest rate swap, a Fund agrees to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable a Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a municipal default swap, a Fund agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, a Fund effectively acquires protection from the municipal default swap counterparty from decreases in the creditworthiness of the debt issuers. In addition to investing in municipal default swaps, each Fund also may invest in an index the underlying (or reference) assets of which are municipal default swaps.

In a total return swap, a Fund agrees to receive from the counterparty the “total return” of a defined underlying asset during a specified period, in return for making periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. If the value of the asset underlying a total return swap declines over the term of the swap, a Fund also may be required to pay an amount equal to that decline in value to its counterparty. A Fund also may be the seller of a total return swap, in which case it would receive premium payments in an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation.

The Funds may purchase or sell interest rate caps, floors, and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest rate floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates at specified periods of time.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of interest rates or market values or in its assessments of the credit risks relevant to the transactions it enters into, the investment performance of a Fund may be less favorable than it would have been if the Fund had not entered into these transactions. Because many of these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, these transactions may involve a small investment of cash by a Fund compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund. A Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that a Fund is required to make exceed the value of the payments that its counterparty is required to make. Each Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, a Fund generally requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

When-Issued Municipal Bonds. Each Fund may purchase new issues of municipal bonds, which generally are offered on a when-issued basis, with delivery and payment (“settlement”) normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a Fund are each fixed on the purchase date. When-issued purchases are negotiated directly with the other party, and such commitments are not traded

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on exchanges. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. The Fund also generally is required to identify on its books cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. A Fund generally will purchase securities on a when-issued basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date. Securities purchased or sold on a when-issued basis involve a risk of loss if the value of the security to be purchased declines before the settlement date or if the value of the security to be sold increases before the settlement date.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions often are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remain constant, or if the spread moves in a direction or to an extent which was not anticipated.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, or receipts or certificates representing interests in such stripped debt obligations or coupons. Pay-in-kind securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, pay-in-kind securities are designed to give an issuer flexibility in managing cash flow. Pay-in-kind securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of pay-in-kind debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

As the buyer of these types of securities, a Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. Moreover, unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment.

Because these securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since the bondholders do not receive interest payments, when interest rates rise, these securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, these securities rise more rapidly in value because the bonds reflect a fixed rate of return.

Investments in these securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on the investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

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Temporary Defensive Investments. As described in the prospectus, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive securities include:

•	Short-Term Taxable Securities. Each Fund may invest in bonds, the interest on which is subject to federal income tax and each Fund may be exempt from its state’s (if applicable) and, in the case of New York Fund, New York City, personal income tax.

•	Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

•	Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

•	Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•	Registered money market funds. The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the imposition of a floating NAV and the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund’s portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). While the industry is still assessing the impact of these rule changes, they may affect the investment strategies, performance, operating expenses, and structure of money market funds.

Policies and Procedures Governing Disclosure of Portfolio Holdings. Lord Abbett regularly makes information about the Funds’ portfolio holdings available to the general public at www.lordabbett.com. For equity and fixed income Funds, Lord Abbett generally makes a list of each Fund’s top ten holdings publicly available monthly with a 15-day delay (lag) and aggregate holdings information publicly available monthly with a 30-day delay (lag). Lord Abbett generally makes holdings information for each fund-of-funds publicly available without any delay and for the money market fund publicly available one day after the reporting date or period. In addition, consistent with its fiduciary duty and applicable legal requirements, Lord Abbett may release nonpublic portfolio holdings information to selected third parties to assist with a variety of investment, distribution, and operational processes. For example, Lord Abbett may disclose information about the Funds’ portfolio holdings to a pricing vendor for use in valuing a security. More specifically, Lord Abbett may provide portfolio holdings information to the following categories of third parties before making it available to the public, with a frequency and lag deemed appropriate under the circumstances:

•	Service providers that render accounting, custody, legal, pricing, proxy voting, trading, and other services to the Funds;

•	Financial intermediaries that sell Fund shares;

•	Portfolio evaluators such as Lipper Analytical Services, Inc. and Morningstar, Inc.;

•	Data aggregators such as Bloomberg;

•	Other advisory clients of Lord Abbett that may be managed in a style substantially similar to that of the Funds, including institutional clients and their consultants, managed account program sponsors, and unaffiliated mutual funds; and

•	Other third parties that may receive portfolio holdings information from Lord Abbett on a case-by-case basis with the authorization of the Funds’ officers.

The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from Lord Abbett’s selective disclosure of portfolio holdings information and prevent potential misuses of such information. Lord

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Abbett’s Chief Compliance Officer administers these policies and procedures and reports to the Board at least annually about the operation of the policies and procedures as part of the Board’s oversight of the Funds’ compliance program. Under the policies and procedures, Lord Abbett may selectively disclose portfolio holdings information only when it has a legitimate business purpose for doing so and the recipient is obligated to keep the information confidential and not trade based on it (typically by a confidentiality agreement). Pursuant to these policies and procedures, Lord Abbett provides certain portfolio holdings information to SG Constellation, LLC (“SGC”), which provides financing for the distribution of the Lord Abbett Funds’ Class B shares. Lord Abbett and SGC have entered into a confidentiality agreement that, among other things, forbids SGC and its officers, employees, and agents from taking any inappropriate action based on the portfolio holdings information provided by Lord Abbett. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities. To reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Lord Abbett Funds) and may engage in certain hedging transactions based on this information. However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings.

Neither the Fund nor Lord Abbett or any of their respective affiliates receives any compensation for disclosing information about the Funds’ portfolio holdings. For this purpose, compensation does not include ordinary investment management or service provider fees.

The portfolio holdings of Lord Abbett’s similarly managed advisory clients may closely mirror the Funds’ portfolio holdings. These clients are not subject to the same portfolio holdings disclosure policies and procedures as the Funds and therefore may disclose information about their own portfolio holdings information more frequently than the Funds disclose information about their portfolio holdings. To mitigate the risk that a recipient of such information could trade ahead of or against the Funds, Lord Abbett seeks assurances that clients will protect the confidentiality of portfolio holdings information by not disclosing it until Lord Abbett makes the Funds’ portfolio holdings publicly available. Lord Abbett also may monitor its clients’ trading activity, particularly in cases in which clients recently received sensitive portfolio holdings information.

The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Fund Portfolio Information Recipients. Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

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3.

Management of the Funds

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As generally discussed in the Funds’ semiannual report to shareholders, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of each Fund.

Board Leadership Structure

The Board currently has nine Directors, eight of whom are persons who are not “interested persons” of the Funds, sometimes referred to as independent directors/trustees or “Independent Directors.” E. Thayer Bigelow, an Independent Director, serves as the Chairman of the Board. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Bigelow’s long tenure with the Board. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role.

The Board generally meets seven times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Directors also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised solely of Independent Directors. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks.

For simplicity, the following sections use the term “directors/trustees” to refer to Directors of the Company and the directors/trustees of all other Lord Abbett Funds.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

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Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

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Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2006	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

Daniel S. Solender (1965)	Executive Vice President	Elected in 2006	Partner and Director, joined Lord Abbett in 2006.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Philip B. Herman (1977)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.
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Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 –2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Daniel T. Vande Velde (1967)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Qualifications of Directors/Trustees

The individual qualifications for each of the directors/trustees and related biographical information are noted below. These qualifications led to the conclusion that each should serve as a director/trustee for the Funds, in light of the Funds’ business and structure. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each of the existing directors/trustees and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Irreproachable reputation for integrity, honesty and the highest ethical standards;

•	Outstanding skills in disciplines deemed by the Nominating and Governance Committee to be particularly relevant to the role of Independent Director, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Funds;

•	Understanding and appreciation of the important role occupied by an Independent Director in the regulatory structure governing registered investment companies;

•	Willingness and ability to contribute positively to the decision making process for the Funds, including appropriate interpersonal skills to work effectively with other Independent Directors;

•	Desire and availability to serve as an Independent Director for a substantial period of time;

•	Absence of conflicts that would interfere with qualifying as an Independent Director; and

•	Diversity of background.

Interested Director/Trustee:

•	Daria L. Foster. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.
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Independent Directors/Trustees:

•	E. Thayer Bigelow. Board tenure with the Lord Abbett Family of Funds (since 1994), media investment and consulting experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•	Robert B. Calhoun, Jr. Board tenure with the Lord Abbett Family of Funds (since 1998), financial services industry experience, leadership experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•	Eric C. Fast. Board tenure with the Lord Abbett Family of Funds (since 2014), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

•	Evelyn E. Guernsey. Board tenure with the Lord Abbett Family of Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•	Julie A. Hill. Board tenure with the Lord Abbett Family of Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•	Franklin W. Hobbs. Board tenure with the Lord Abbett Family of Funds (since 2000), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•	James M. McTaggart. Board tenure with the Lord Abbett Family of Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

•	James L.L. Tullis. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee. The table below provides information about each such committee’s composition, functions, and responsibilities.

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Committee	Committee Members	Number of Meetings Held During the 2015 Fiscal Year	Description

Audit Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey James M. McTaggart	4	The Audit Committee is comprised solely of directors/trustees who are not “interested persons” of the Funds. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of the Funds’ financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

Proxy Committee	Eric C. Fast Julie A. Hill Franklin W. Hobbs James L.L. Tullis	2	The Proxy Committee is comprised of at least two directors/trustees who are not “interested persons” of the Funds, and also may include one or more directors/trustees who are partners or employees of Lord Abbett. Currently, the Proxy Committee comprises solely Independent Directors. The Proxy Committee (i) monitors the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluates the policies of Lord Abbett in voting securities; and (iii) meets with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Nominating and Governance Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Eric C. Fast Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart James L.L. Tullis	6	The Nominating and Governance Committee is comprised of all directors/trustees who are not “interested persons” of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Director. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.

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Committee	Committee Members	Number of Meetings Held During the 2015 Fiscal Year	Description
Contract Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Eric C. Fast Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs James M. McTaggart James L.L. Tullis	5	The Contract Committee is comprised of all directors/trustees who are not “interested persons” of the Funds. The Contract Committee conducts much of the factual inquiry undertaken by the directors/trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and each Fund’s portfolio.

Board Oversight of Risk Management

Managing the investment portfolios and the operations of the Funds, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Funds. The Board oversees the Funds’ risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Funds, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Funds and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Lord Abbett, and the Funds’ service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Funds. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Funds’ Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee regularly meets with the Funds’ portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

While Lord Abbett (and the Funds’ service providers) has implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Funds. Some risks are beyond the control of Lord Abbett and not all risks that may affect the Funds can be identified before the risk arises or before Lord Abbett develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board member(s) should write the Funds directed to the attention of the Secretary of the Funds, at 90 Hudson Street, Jersey City, New Jersey 07302-3973. Communications to the Board must be signed by the shareholder and must specify: (1) the shareholder’s name and address, (2) the Fund(s) in which the shareholder owns shares, (3) the number of Fund shares owned by the shareholder, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

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Compensation Disclosure

The following table summarizes the compensation paid to each of the independent directors/trustees.

The second column of the following table sets forth the compensation accrued by the Company for independent directors/trustees. The third column sets forth the total compensation paid by all Lord Abbett Funds to the independent directors/trustees, and amounts payable but deferred at the option of each director/trustee. No interested director/trustee of the Lord Abbett Funds and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

Name of Director/Trustee	For the Fiscal Year Ended September 30, 2015 Aggregate Compensation Accrued by the Company(1)	For the Year Ended December 31, 2015 Total Compensation Paid by the Company and Eleven Other Lord Abbett Investment Companies(2)
E. Thayer Bigelow	$33,587	$396,800
Robert B. Calhoun, Jr.	$25,144	$292,200
Eric C. Fast	$24,609	$286,200
Evelyn E. Guernsey	$27,659	$326,800
Julie A. Hill	$24,795	$292,800
Franklin W. Hobbs	$25,021	$284,200
James M. McTaggart	$24,707	$292,200
James L.L. Tullis	$24,865	$292,800

(1) Independent directors’/trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett Funds based on the net assets of each fund. A portion of the fees payable by each fund to its independent directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a fund for later distribution to the directors/trustees. In addition, $25,000 of each director’s/trustee’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett Funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for Mr. Bigelow, Mr. Calhoun, Mr. Fast, Ms. Guernsey, Ms. Hill, Mr. Hobbs, Mr. McTaggart, and Mr. Tullis are $2,127, $25,144, $24,609, $2,127, $6,890, $25,021, $2,127, and $24,865 respectively.

(2) The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett Funds during the year ended December 31, 2015, including fees independent directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each director/trustee in the Company and the other Lord Abbett Funds as of December 31, 2015. The amounts shown include deferred compensation (including interest) to the directors/trustees deemed invested in fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the Lord Abbett Funds.

Dollar Range of Equity Securities in the Funds
Name of Director/Trustee	Short Duration Tax Free Fund	Intermediate Fund	AMT Free Municipal Bond Fund
Interested Director/Trustee:
Daria L. Foster	Over $100,000	Over $100,000	Over $100,000
Independent Director/Trustee:
E. Thayer Bigelow	$1-$10,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$1-$10,000	$1-$10,000	$1-$10,000
Eric C. Fast	$1-$10,000	$1-$10,000	$1-$10,000
Evelyn E. Guernsey	$1-$10,000	$1-$10,000	$1-$10,000
Julie A. Hill	$1-$10,000	$1-$10,000	$1-$10,000
Franklin W. Hobbs	$10,001-$50,000	$50,001-$100,000	$1-$10,000
James M. McTaggart	$1-$10,000	$1-$10,000	$1-$10,000
James L.L. Tullis	$1-$10,000	$1-$10,000	$1-$10,000

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Name of Director/Trustee	Dollar Range of Equity Securities in the Funds
	National Fund	High Yield Municipal Bond Fund	Short Duration High Yield Municipal Bond Fund
Interested Director/Trustee:
Daria L. Foster	Over $100,000	Over $100,00	Over $100,00
Independent Director/Trustee:
E. Thayer Bigelow	$10,001-$50,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$10,001-$50,000	$1-$10,000	$1-$10,000
Eric C. Fast	$1-$10,000	$1-$10,000	$1-$10,000
Evelyn E. Guernsey	$1-$10,000	$1-$10,000	$1-$10,000
Julie A. Hill	$10,001-$50,000	$10,001-$50,000	$1-$10,000
Franklin W. Hobbs	Over $100,000	$50,001-$100,000	$1-$10,000
James M. McTaggart	$1-$10,000	$1-$10,000	$1-$10,000
James L.L. Tullis	$10,001-$50,000	$1-$10,000	$1-$10,000

Name of Directors/Trustees	Dollar Range of Equity Securities in the Funds
	California Fund	New Jersey Fund	New York Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett Funds
Interested Director/Trustee:
Daria L. Foster	None	None	Over $100,000	Over $100,000
Independent Director/Trustee:
E. Thayer Bigelow	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Robert B. Calhoun, Jr.	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Eric C. Fast	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Evelyn E. Guernsey	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Julie A. Hill	$10,001-$50,000	$1-$10,000	$1-$10,000	Over $100,000
Franklin W. Hobbs	$10,001-$50,000	$1-$10,000	$10,001-$50,000	Over $100,000
James M. McTaggart	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
James L.L. Tullis	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000

Code of Ethics

The directors, trustees, and officers of the Lord Abbett Funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company’s, Lord Abbett’s, and Lord Abbett Distributor’s Code of Ethics, which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”). Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett Fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Lord Abbett Funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors/trustees of each Lord Abbett Fund to the extent contemplated by the Act and recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix D.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months

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ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

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4.

Control Persons and Principal Holders of Securities

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of December 31, 2015 to the best of our knowledge, the following persons or entities owned of record or were known by the Funds to own beneficially 25% or more of a Fund’s outstanding shares:

Short Duration Tax Free Fund

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	44.88%

Intermediate Fund

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	31.98%

National Fund

Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	34.72%

Short Duration High Yield Municipal Bond Fund

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	28.21%

As of December 31, 2015, to the best of our knowledge, the only persons or entities that owned of record or were known by the Funds to own beneficially 5% or more of the specified class of a Fund’s outstanding shares were as follows:

Short Duration Tax Free Fund

Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: Class C:	11.97% 10.05%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	33.45% 39.08% 66.54%

4-1

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A: Class C: Class F:	13.84% 11.20% 7.09%

UBS Financial Services Inc. FBO UBS WM USA OMNI A/C/ M/F 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: Class C: Class F:	5.81% 5.26% 5.42%

Wells Fargo Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class C: Class F:	9.53% 15.89% 8.06%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: Class I:	8.79% 27.52%

Charles Schwab & Co., Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I:	13.09%

National Financial Services FEBO Customers 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class I:	42.04%

Intermediate Fund

Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: Class B: Class C:	19.70% 14.32% 5.74%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C: Class F:	17.94% 37.77% 34.95% 50.39%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A: Class C: Class F:	8.59% 11.50% 8.04%

Wells Fargo Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class B: Class C: Class F:	11.61% 34.26% 17.82% 9.89%

4-2

UBS Financial Services, Inc. FBO UBS WM USA OMNI A/C M/F 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: Class C: Class F:	6.14% 7.47% 16.56%

National Financial Services FEBO Customers 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: Class I:	8.63% 5.19%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: Class I:	7.80% 35.41%

Charles Schwab & Co., Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I:	37.20%

Citi Private Bank One Court Square, 22nd Floor Long Island City, NY 11120-0001	Class I:	8.39%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P:	99.59%

SEI Private Trust Co. C/O First Tennessee ID 683 1 Freedom Valley Drive Oaks, PA 19456-9989	Class I:	6.97%

AMT Free Municipal Bond Fund

Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: Class C:	27.62% 6.17%

JP Morgan Clearing Corp Omnibus A/C For Exclusive Benefit Of Customers 3 Chase Metrotech Center 3rd Floor Mutual Fund Dept Brooklyn, NY 11245-0001	Class A:	6.47%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	10.83% 26.56% 33.83%

4-3

National Financial Services FEBO Customers 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: Class C: Class F: Class I:	7.97% 7.45% 10.85% 32.32%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: Class C: Class F: Class I:	6.97% 8.58% 7.83% 43.29%

UBS Financial Services Inc. FBO UBS WM USA OMNI A/C M/F 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: Class C: Class F:	5.88% 7.01% 12.51%

Wells Fargo Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class C: Class F:	8.82% 14.98% 7.48%

Raymond James Omnibus for Mutual Funds House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: Class F:	10.95% 5.89%

Charles Schwab & Co., Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class F:	5.31%

LPL Financial Omnibus Customer Account 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F:	5.04%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class F:	9.26%

TD Ameritrade FBO Charles P Schwester A/C 1 802 W Shore Drive Kinnelon, NJ 07405-2154	Class I:	22.61%

4-4

National Fund

Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: Class B: Class C:	42.54% 29.63% 10.65%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C: Class F:	7.09% 20.47% 30.95% 29.32%

Wells Fargo Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class B: Class C: Class F:	7.43% 23.88% 13.82% 10.63%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	Class A: Class C: Class F:	6.10% 9.89% 11.70%

UBS Financial Services Inc. FBO UBS WM USA OMNI A/C M/F 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class B: Class C: Class F:	6.79% 7.48% 14.37%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class B: Class F:	9.33% 5.17%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F:	5.89%

National Financial Services FEBO Customers 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class F: Class I:	12.61% 49.25%

Foliofn Investments Inc 8180 Greensboro Drive, Fl 8 McLean, VA 22102-3888	Class I:	10.99%

TD Ameritrade FBO Charles P Schwester A/C 2 802 W Shore Drive Kinnelon, NJ 07405-2154	Class I:	14.82%

4-5

TD Ameritrade FBO Paula M Spencer & Gary C Spencer Ten Com 4011 Fairway Ct Arlington, TX 76013-2910	Class I:	8.26%

High Yield Municipal Bond Fund

Robert S. Dow & Christina S. Dow JTWROS 2719 Main Street Lawrence, NJ 08648-1014	Class A:	5.17%

Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: Class C:	31.31% 9.20%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: Class C:	5.60% 7.03%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	8.45% 22.85% 33.85%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A: Class C: Class F:	8.99% 13.50% 10.79%

UBS Financial Services Inc. FBO UBS WM USA OMNI A/C M/F 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: Class C: Class F:	6.60% 8.34% 16.20%

Wells Fargo Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class C: Class F:	8.89% 18.48% 11.98%

Raymond James Omnibus for Mutual Funds House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C: Class F:	7.05% 6.71%

National Financial Services FEBO Customers 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class F: Class I:	6.81% 18.99%

4-6

Charles Schwab & Co., Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class I:	12.38%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P:	99.64%

Short Duration High Yield Municipal Bond Fund

Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A: Class C:	11.80% 25.34%

LPL Financial FBO Customer Accounts 9785 Towne Centre Drive San Diego, CA 92121-1968	Class A: Class C: Class F:	11.04% 11.18% 25.80%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: Class C: Class F:	14.13% 27.30% 30.14%

National Financial Services FEBO Customers 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: Class C: Class I:	13.17% 24.81% 34.52%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class A: Class F: Class I:	25.57% 37.03% 12.80%

TD Ameritrade FBO Evelyn S. Dorf Revocable Living Evelyn S. Dorf Tr 2 Kettle Creek Rd Freehold, NJ 07728-3024	Class I:	5.09%

TD Ameritrade FBO Jamey K. Kennedy PO Box 6425 Oak Ridge, TN 37831-3741	Class I:	33.72%

TD Ameritrade FBO Stephen A. Tuttle 9 Point Pl Ringwood, NJ 07456-2112	Class I:	5.08%

4-7

California Tax Free Fund

Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A:	18.36%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: Class C:	6.21% 5.85%

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	7.22% 24.11% 34.34%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A: Class C: Class F:	11.42% 13.10% 7.98%

UBS Financial Services Inc. FBO UBS WM USA OMNI A/C M/F 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: Class C: Class F:	8.04% 8.39% 11.43%

Wells Fargo Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-252	Class A: Class C: Class F:	15.73% 31.27% 20.39%

Charles Schwab & Co., Inc. Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	Class A: Class I:	5.19% 99.38%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	Class F:	7.12%

Stifel Nicolaus & Co Inc Exclusive Benefit of Customers 501 N Broadway Saint Louis, MO 63102-2188	Class F:	11.56%

New Jersey Fund

Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	Class A:	6.04%

4-8

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	Class A: Class F:	5.75% 23.41%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A: Class F:	18.04% 21.26%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: Class F:	8.47% 12.42%

UBS Financial Services Inc. FBO UBS WM USA OMNI A/C M/F 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class A: Class F:	5.97% 12.06%

Wells Fargo Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class F:	8.91% 17.70%

National Financial Services FEBO Customers 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class F:	6.09%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class I:	99.59%

New York Fund

MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	Class A: Class C: Class F:	11.11%. 38.12% 33.63%

Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311-3907	Class A: Class C: Class F:	9.38% 8.96% 7.55%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Class A: Class C: Class F:	27.10% 21.00% 7.47%

4-9

Wells Fargo Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Class A: Class C: Class F:	10.32% 9.01% 9.95%

National Financial Services FEBO Customers 200 Liberty Street, #1 WFC New York, NY 10281-1003	Class A: Class F: Class I:	7.07% 22.33% 88.49%

Raymond James Omnibus for Mutual Funds House Account 880 Carillon Parkway St. Petersburg, FL 33716-1100	Class C:	5.05%

UBS Financial Services Inc. FBO UBS WM USA OMNI A/C M/F 499 Washington Boulevard, Floor 9 Jersey City, NJ 07310-2055	Class C: Class F:	6.97% 13.11%

SEI Private Trust Co. 1 Freedom Valley Drive Oaks, PA 19456-9989	Class I:	9.11%

As of December 31, 2015, the Funds’ officers and directors, as a group, owned less than 1% of each class of the Funds’ outstanding shares, except for the share classes stated below.

As of December 31, 2015, the Funds’ officers and directors, as a group, owned approximately: 1.46% of AMT Free Municipal Bond Fund’s Class A shares; 3.65% of Short Duration High Yield Municipal Bond Fund’s Class A shares; 2.42% of New Jersey Fund’s Class A shares; and 1.04% of New York Fund’s Class A shares.

4-10

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management and Organization of the Funds” in the prospectus, Lord Abbett is the Company’s investment adviser. Lord Abbett is a privately held investment manager. The address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, on behalf of each Fund, Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class. The management fee is accrued daily and payable monthly.

The management fee for Short Duration Tax Free Fund and Short Duration High Yield Municipal Bond Fund is calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $1 billion of average daily net assets; and

0.35% on the Fund’s average daily net assets over $3 billion.

The management fee for Intermediate Fund is calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $3 billion of average daily net assets;

0.35% on the next $5 billion of average daily net assets; and

0.32% on the Fund’s average daily net assets over $10 billion.

The management fee for AMT Free Municipal Bond Fund is calculated at the following annual rates:

0.50% on the first $500 million of average daily net assets;

0.45% on the next $1 billion of average daily net assets; and

0.40% on the Fund’s average daily net assets over $1.5 billion.

The management fee for National Fund, California Fund, New Jersey Fund and New York Fund is calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on each Fund’s average daily net assets over $2 billion.

The management fee for High Yield Municipal Bond Fund is calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets;

0.45% on the next $1 billion of average daily net assets; and

0.40% on each Fund’s average daily net assets over $2 billion.

5-1

Each Fund’s net expense ratio, after taking into account the management fee waiver and deduction for the Interest and Related Expenses, if applicable*, is as follows:

Fund	Class A	Class B	Class C	Class F	Class I	Class P
Short Duration Tax Free Fund	0.65%	1.45%	1.27%	0.55%	0.45%	N/A
Intermediate Fund	0.71%	1.51%	1.34%	0.61%	0.51%	0.96%
AMT Free Municipal Bond Fund	0.60%	N/A	1.24%	0.50%	0.40%	N/A
National Fund	0.75%	1.55%	1.38%	0.65%	0.55%	1.00%
High Yield Municipal Bond	0.82%	1.62%	1.45%	0.72%	0.62%	1.07%
Short Duration High Yield Municipal Bond Fund	0.55%	N/A	1.35%	0.45%	0.35%	N/A
California Fund	0.81%	N/A	1.44%	0.71%	0.61%	1.06%
New Jersey Fund	0.82%	N/A	N/A	0.72%	0.62%	1.07%
New York Fund	0.79%	N/A	1.43%	0.69%	0.59%	1.04%

* Interest and Related Expenses (“interest expense”) from Inverse Floaters include certain expenses and fees related to the Fund’s investments in inverse floaters (also known as “residual interest bonds”). Under accounting rules, some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Accounting rules also require the Fund to recognize additional income in an amount that directly corresponds to these expenses. Therefore, the NAVs per share and total returns have not been affected by these additional expenses. These expenses affect the amount of the Fund’s Total Other Expenses and Total Annual Fund Operating Expenses, in the table and the Example in each Fund’s prospectus.

The management fees paid to Lord Abbett by the Funds (taking into account management fee waivers, if any) for the last three fiscal years ended September 30th were as follows:

Fund	Year Ended September 30, 2015
	Gross Management Fees	Management Fees Waived	Net Management Fees
Short Duration Tax Free Fund(1)	$8,826,666	($1,155,937)	$7,670,729
Intermediate Fund(2)	$13,924,751	$ –	$13,924,751
AMT Free Municipal Bond Fund(3)	$757,484	($440,769)	$316,715
National Fund	$7,663,917	$ –	$7,663,917
High Yield Municipal Bond Fund	$9,571,299	($580,330)	$8,990,969
Short Duration High Yield Municipal Bond Fund(4)	$21,494	($21,494)	$ –
California Fund	$1,143,054	$ –	$1,143,054
New Jersey Fund	$446,405	$ –	$446,405
New York Fund	$1,550,853	$ –	$1,550,853

Fund	Year Ended September 30, 2014
	Gross Management Fees	Management Fees Waived	Net Management Fees
Short Duration Tax Free Fund(1)	$9,491,178	($1,333,464)	$8,157,714
Intermediate Fund(2)	$12,204,928	($274,020)	$11,930,908
AMT Free Municipal Bond Fund(3)	$653,469	($384,811)	$268,658
National Fund	$7,285,780	$ –	$7,285,780
High Yield Municipal Bond Fund	$8,569,893	$ –	$8,569,893
Short Duration High Yield Municipal Bond Fund(5)	N/A	N/A	N/A
California Fund	$976,835	$ –	$976,835
New Jersey Fund	$448,686	$ –	$448,686
New York Fund	$1,387,728	$ –	$1,387,728

5-2

Fund	Year Ended September 30, 2013
	Gross Management Fees	Management Fees Waived	Net Management Fees
Short Duration Tax Free Fund(1)	$10,318,451	($1,914,730)	$8,403,721
Intermediate Fund(2)	$15,728,953	($713,976)	$15,014,977
AMT Free Municipal Bond Fund(3)	$929,858	($539,285)	$390,573
National Fund	$8,695,468	$ –	$8,695,468
High Yield Municipal Bond Fund	$9,716,194	$ –	$9,716,194
Short Duration High Yield Municipal Bond Fund(5)	N/A	N/A	N/A
California Fund	$1,162,585	$ –	$1,162,585
New Jersey Fund	$662,961	$ –	$662,961
New York Fund	$1,678,222	$ –	$1,678,222

(1) Prior to February 1, 2015, the management fee was calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $3 billion of average daily net assets; and

0.35% on average daily net assets over $5 billion.

(2) Prior to February 1, 2013, the management fee was calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $3 billion of average daily net assets; and

0.35% on average daily net assets over $5 billion.

(3) Prior to February 1, 2015, the management fee was calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets;

0.45% on the next $1 billion of average daily net assets; and

0.40% on average daily net assets over $2 billion.

(4) For the fiscal year ended September 30, 2015, Lord Abbett contractually waived the entire management fee payable by Short Duration High Yield Municipal Bond Fund.

(5) The management fees payable to Lord Abbett for the fiscal years ended September 30, 2014 and September 30, 2013 are not provided because Short Duration High Yield Municipal Bond Fund commenced operations on June 1, 2015.

With respect to Short Duration Tax Free Fund for the period February 1, 2016 through January 31, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.45% for each class. This agreement may be terminated only by the Board.

With respect to AMT Free Municipal Bond Fund for the period February 1, 2016 through January 31, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.40% for each class. This agreement may be terminated only by the Board.

With respect to High Yield Municipal Bond Fund for the period February 1, 2016 through January 31, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.62% for each class. This agreement may be terminated only by the Board.

With respect to Short Duration High Yield Municipal Bond Fund for the period May 15, 2015 through January 31, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.35% for each class. This agreement may be terminated only by the Board.

With respect to California Fund for the period February 1, 2016 through January 31, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.61% for each class. This agreement may be terminated only by the Board.

5-3

With respect to New Jersey Fund for the period February 1, 2016 through January 31, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, to an annual rate of 0.62% for each class. This agreement may be terminated only by the Board.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors’/trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Such services include Fund accounting, financial reporting, tax, shareholder servicing, technology, legal, compliance, and Blue Sky services. Under the Administrative Services Agreement, each Fund pays Lord Abbett a monthly fee, based on its average daily net assets for each month, at an annual rate of 0.04%. The administrative services fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class.

The administrative services fees paid to Lord Abbett by each Fund for the last three fiscal years ended September 30th were as follows:

Fund	2015	2014	2013
Short Duration Tax Free Fund	$888,178	$959,059	$1,047,301
Intermediate Fund	$1,431,973	$1,248,526	$1,624,422
AMT Free Municipal Income Fund	$60,599	$52,278	$74,389
National Fund	$716,392	$678,578	$825,165
High Yield Municipal Bond Fund	$807,856	$717,324	$824,765
Short Duration High Yield Municipal Bond Fund(1)	$0	N/A	N/A
California Fund	$101,605	$86,830	$103,341
New Jersey Fund	$39,681	$39,883	$58,930
New York Fund	$137,854	$123,354	$149,175

(1) For the fiscal year ended September 30, 2015, Lord Abbett contractually waived the entire administrative services fee payable by Short Duration High Yield Municipal Bond Fund. The administrative services fees payable to Lord Abbett for the fiscal years ended September 30, 2014 and September 30, 2013 are not provided because Short Duration High Yield Municipal Bond Fund commenced operations on June 1, 2015.

Portfolio Managers

As stated in the prospectus, each Fund is managed by an experienced portfolio manager or experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis.

Daniel S. Solender heads the investment team of the Funds. Mr. Solender is primarily responsible for the day-to-day management of AMT Free Municipal Bond Fund, National Fund, High Yield Municipal Bond Fund, Short Duration High Yield Municipal Bond Fund, and California Fund. Mr. Solender and Daniel T. Vande Velde are jointly and primarily responsible for the day-to-day management of Short Duration Tax Free Fund and Intermediate Fund. Mr. Solender and Philip B. Herman are jointly and primarily responsible for the day-to-day management of New Jersey Fund and New York Fund.

The following table indicates for each Fund as of September 30, 2015 (or another date, if indicated): (1) the number of other accounts managed by each portfolio manager who is identified in the prospectus within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account, if applicable. Included in the Registered Investment Companies category are those U.S. registered funds managed or sub-advised by Lord Abbett,

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including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Short Duration Tax Free Fund	Daniel S. Solender	8 / $8,392.4	0 / $0	7,905 / $6,260.8(1)
	Daniel T. Vande Velde	1 / $3,765.4	0 / $0	3,435 / $2,458.2(2)

Intermediate Fund	Daniel S. Solender	8 / $6,652.1	0 / $0	7,905 / $6,260.8(1)
	Daniel T. Vande Velde	1 / $2,025.1	0 / $0	3,435 / $2,458.2(2)

AMT Free Municipal Bond Fund	Daniel S. Solender	8 / $10,259.0	0 / $0	7,905 / $6,260.8(1)

National Fund	Daniel S. Solender	8 / $8,649.2	0 / $0	7,905 / $6,260.8(1)

High Yield Municipal Bond Fund	Daniel S. Solender	8 / $8,465.9	0 / $0	7,905 / $6,260.8(1)

Short Duration High Yield Municipal Bond Fund	Daniel S. Solender	8 / $10,395.0	0 / $0	7,905 / $6,260.8(1)

California Fund	Daniel S. Solender	8 / $10,153.8	0 / $0	7,905 / $6,260.8(1)

New Jersey Fund	Daniel S. Solender	8 / $10,321.4	0 / $0	7,905 / $6,260.8(1)
	Philip B. Herman	1 / $366.4	0 / $0	0 / $0

New York Fund	Daniel S. Solender	8 / $10,051.1	0 / $0	7,905 / $6,260.8(1)
	Philip B. Herman	1 / $96.1	0 / $0	0 / $0
+ Total net assets are in millions.
(1)Does not include $132.7 million for which Lord Abbett provides investment models to managed account sponsors.
(2)Does not include $90.4 million for which Lord Abbett provides investment models to managed account sponsors.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and

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therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Portfolio Managers

When used in this section, the term “fund” refers to the Funds, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett Funds.

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, who is identified in the prospectus, as of September 30, 2015 (or another date, if indicated).

This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Short Duration Tax Free Fund	Daniel S. Solender			X
	Daniel T. Vande Velde			X
Intermediate Fund	Daniel S. Solender			X
	Daniel T. Vande Velde		X
AMT Free Municipal Bond Fund	Daniel S. Solender			X
National Fund	Daniel S. Solender				X
High Yield Municipal Bond Fund	Daniel S. Solender					X

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Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Short Duration High Yield Municipal Bond Fund	Daniel S. Solender					X
California Fund	Daniel S. Solender	X
New Jersey Fund	Daniel S. Solender		X
	Philip B. Herman		X
New York Fund	Daniel S. Solender	X
	Philip B. Herman	X

Principal Underwriter

Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is each Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s NAV.

Transfer Agent

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the Funds’ transfer agent and dividend disbursing agent pursuant to an Agency Agreement.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ annual report to shareholders.

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6.

Brokerage Allocation and Other Practices

Portfolio Transactions and Brokerage Allocation

Investment and Brokerage Discretion. Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to achieve the most favorable results it can reasonably attain under the circumstances for a Fund’s portfolio transactions, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, a Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute the transaction. Normally, traders who are employees of Lord Abbett make the selection of broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions and individuals. To the extent permitted by law, a Fund may make a purchase from or sale to another Lord Abbett Fund or client without the intervention of any broker-dealer if Lord Abbett deems the transaction to be in the best interests of the Fund and the other participating accounts and at a price that Lord Abbett has determined by reference to independent market indicators.

Fixed Income Securities. To the extent a Fund purchases or sells fixed income securities, the Fund generally will deal directly with the issuer or through a broker-dealer acting as principal on a net basis. When dealing with a broker-dealer, a Fund pays no brokerage commission but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. A Fund also may purchase fixed income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions in equity securities involve the payment of brokerage commissions. In the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, however, a small number of markets continue to be subject to a non-negotiable schedule of minimum commission rates. To the extent a Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. A Fund may purchase newly issued securities from underwriters and the price of such transaction usually will include a concession paid to the underwriter. When purchasing from dealers serving as market makers in the OTC market, there may be no stated commission and the purchase price disclosed, fixed commission or discount paid by a Fund would then include an undisclosed commission or markup.

Evaluating the Reasonableness of Brokerage Commissions Paid. Each Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, a Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or Lord Abbett’s overall responsibility to a Fund and the other accounts Lord Abbett manages.

On a continuing basis, Lord Abbett seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of a Fund and its other clients. In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular

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firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) the value of any research products and services that may be made available to Lord Abbett based on its placement of transactions with the broker-dealer; and (h) rates paid by other institutional investors based on available public information.

Trade Allocation and Rotation. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro-rata). In certain situations, however, a pro-rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors based on a good faith assessment of the investment opportunity relative to the objectives, limitations, and requirements of each eligible client account. Relevant factors may include, without limitation, client-specific considerations, type of account, number of securities relative to size and expected future size of the client account, availability of other appropriate investment opportunities, rebalancing needs, minimum denomination of increments and round lot considerations, tax considerations, and/or purchases for newly established accounts for which Lord Abbett is seeking to fully invest as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to other reasons. But non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Lord Abbett Funds and non-directed, unrestricted individually managed institutional accounts; second for restricted accounts; third for managed accounts by sponsor or consultant/financial advisor (“MA”); and finally for directed accounts. Communication of changes to portfolio holdings information for certain model portfolio MA programs is handled separately near the end of the trading day and generally after the completion of transactions for MA. Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts or MA) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Lord Abbett Funds and institutional accounts and then for other relevant accounts. In those instances, Lord Abbett normally will place transactions first, for the Lord Abbett Funds and non-directed, unrestricted institutional accounts, next for restricted accounts, third for MA, and then for directed accounts.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and, in particular, provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice as to the value of securities, the

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advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). Such services may come in the form of research reports via electronic delivery or print, online data services, oral discussions with researchers and other experts, and meetings with company representatives.

Research Services. Lord Abbett has entered into Client Commission Arrangements with a number of broker-dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett initiates a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements. Lord Abbett also will receive complimentary and customary Research Services from various broker-dealers, including broker-dealers through which Fund portfolio transactions are executed in accordance with Lord Abbett’s best execution obligations.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information as to particular companies and securities as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Broker-dealers typically make proprietary research available to investment managers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment managers on a “hard-dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Further, Lord Abbett values the receipt of independent, supplemental viewpoints and analyses. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services from broker-dealers. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. In addition, Lord Abbett will at times select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services which Lord Abbett believes are useful in its investment decision-making process. Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable Client Commission Arrangements, rather than executing through a broker-dealer with an arrangement that is less favorable to Lord Abbett. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients will exceed those that would otherwise be paid for execution only. These circumstances give rise to actual and potential conflicts of interest. In order to manage such conflicts of interest, Lord Abbett has adopted internal procedures designed to ensure that (1) the value, type, and quality of any products or services it receives from broker-dealers are permissible under applicable law and (2) investment transactions are placed based solely on best execution considerations.

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Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but may also be useful in Lord Abbett’s management of other clients’ accounts, including accounts that do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for Research Services; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett uses Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett uses Research Services obtained through soft-dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and managed accounts and accounts of clients who may have restricted Lord Abbett’s use of soft dollars regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett receives from a broker-dealer a product or service that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes will generally be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments, as determined by Lord Abbett’s investment staff. Lord Abbett’s investment personnel evaluate the Research Services they receive from broker-dealers and make judgments as to the value and quality of such services. These assessments are intended to affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Lord Abbett monitors the allocation of equity trading among broker-dealers through periodic reviews. Lord Abbett’s arrangements for proprietary and third-party Research Services do not involve any commitment by Lord Abbett regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities.

From time to time, Lord Abbett prepares a relative categorization and ranking of research providers that it considers to provide valuable Research Services as determined through evaluations and other feedback provided by Lord Abbett’s investment staff.

Lord Abbett uses the ranking as a guide for evaluating and determining payments to research providers for Research Services, including proprietary Research Services provided to Lord Abbett by executing broker-dealers. Lord Abbett may use commissions generated pursuant to a Client Commission Arrangement to pay a research provider, including an executing broker-dealer who provides proprietary Research Services to Lord Abbett. Alternatively, Lord Abbett may make cash payments from its own resources to pay research providers for Research Services. From time to time, Lord Abbett will use commissions generated pursuant to a Client Commission Arrangement to pay for a significant portion of the Research Services that it receives.

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. However, Lord Abbett may establish designated trading targets with one or more alternative trading systems that permit Lord Abbett to specify the broker-dealer for commission credit purposes and from which Research Services can be received, while ensuring best execution for portfolio trades. A Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark-downs, or other fees, resulting from a Fund’s portfolio

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transactions executed by a different broker-dealer. A Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Lord Abbett Funds, provided that Lord Abbett does not consider sales of shares of the Lord Abbett Funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Lord Abbett Funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett selects broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services which Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients would exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

All accounts included in a batched transaction executed through a broker-dealer pursuant to a Client Commission Arrangement pay the same commission rate, regardless of whether one or more accounts within the batched order has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Some broker-dealers who have negotiated an arrangement with Lord Abbett for the provision of Research Services may offer a lower commission rate for client accounts not participating in such an arrangement. It is Lord Abbett’s policy, however, to seek to include nonparticipating accounts in a batched trade, as Lord Abbett believes these nonparticipating accounts would receive overall better execution notwithstanding the fact that the nonparticipating account may be able to pay a lower commission rate if it were not included in the batched trade.

Cross-Subsidization. Client Commission Arrangements generally do not apply to fixed-income transactions. The fixed-income securities market is an OTC market where commissions are not paid and soft dollars are not produced. Dealers generate revenue through the bid-ask spread of the securities in which they make markets. Lord Abbett receives complimentary and customary investment research from various broker-dealers, including, in addition to broker-dealers that execute equity trades, broker-dealers through which fixed-income trades are executed in accordance with Lord Abbett’s best execution obligations. The receipt of such research, however, is not contingent on specific trades. In addition, the investment personnel managing fixed-income accounts will benefit from, or be “cross-subsidized” by, Research Services received without additional cost by Lord Abbett through soft dollars, even though some fixed-income accounts do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for such Research Services.

Some fixed-income strategies employed by Lord Abbett also invest in equity securities. Therefore, in addition to making use of soft dollar Research Services obtained by Lord Abbett’s equity investment personnel, the fixed-income investment team also will obtain Research Services directly using soft dollars.

Brokerage Commissions Paid to Independent Broker-Dealer Firms. Each Fund paid total brokerage commissions on transactions of securities to independent broker-dealer firms as follows for the last three fiscal years ended September 30th:

Fund	2015	2014	2013
Short Duration Tax Free Fund	$655	$2,031	N/A
Intermediate Fund	$9,411	$3,011	$15,711
AMT Free Municipal Bond Fund	$646	$331	$1,115
National Fund	$4,264	$6,734	$11,192
High Yield Municipal Bond Fund	$5,877	$6,343	$11,809
Short Duration High Yield Municipal Bond Fund*	$106	N/A	N/A
California Fund	$612	$184	$1,498
New Jersey Fund	$199	$244	$829
New York Fund	$1,063	$893	$1,781

* Short Duration High Yield Municipal Bond Fund commenced operations on June 1, 2015.

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In addition to the purchase of Research Services through Commission Sharing Arrangements, Lord Abbett purchased third party Research Services with its own resources during the fiscal years ended September 30, 2015, 2014, and 2013.

The Funds did not pay any portion of the amounts shown above to firms as a result of directed brokerage transactions to brokers for Research Services provided.

All such portfolio transactions were conducted on a “best execution” basis, as discussed above. The provision of Research Services was not necessarily a factor in the placement of all such transactions.

Regular Broker Dealers. During the fiscal year ended September 30, 2015 the Funds did not acquire securities of a regular brokers or dealers (as defined in Rule 10b-1 under the Act) that derived, or has a parent that derived, more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser.

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7.

Classes of Shares

Each Fund offers investors different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully together with the corresponding section in each Fund’s prospectus to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights, except as described in the prospectus and this SAI. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of directors/trustees from the separate voting requirements.

The Company’s By-Laws provide that each Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the outstanding shares of each Fund and entitled to vote at the meeting. A special meeting may be held if called by the Chairman, the President, a Vice President, the Secretary or any director at the request in writing of a majority of the Board or of the shareholders holding at least one quarter of the outstanding shares of each Fund and entitled to vote at the meeting.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $500,000 or on investments that do not qualify under the categories listed under “NAV Purchases of Class A Shares” discussed below. If you purchase Class A shares as part of an investment of $500,000 or more in shares of one or more Lord Abbett Funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares before the first day of the month in which the one-year anniversary of your purchase falls, you may pay a contingent deferred sales charge (“CDSC”) of 1% as a percentage of the offering price or redemption proceeds, whichever is lower. Class A shares of each of the Funds are subject to a Rule 12b-1 fee at an annual rate of 0.20% of the average daily net assets of the Class A shares. Other potential fees and expenses related to Class A shares are described in the prospectus and below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you normally will pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net assets of the Class B shares. Other potential fees and expenses related to Class B shares are described in the prospectus and below.

Conversions of Class B Shares. The conversion of Class B shares after approximately the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service (the “IRS”), or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative NAV of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you normally will pay a CDSC of 1% as a percentage of the offering price or redemption proceeds, whichever is lower, to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at a blended annual rate calculated based on (1) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (2) a service fee of 0.05% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate. Other potential fees and expenses related to Class C shares are described in the prospectus and below.

Class F Shares. If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class F shares are subject to service and distribution fees at an annual rate of 0.10% of the average daily net assets of the Class F shares. Class F shares generally are available to investors participating in fee-based programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisors that have an agreement with Lord Abbett Distributor, if it so deems appropriate. Other potential fees and expenses related to Class F shares are described in the prospectus and below.

Class I Shares. If you buy Class I shares, you pay no sales charges or 12b-1 service or distribution fees.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of 0.45% of the average daily net assets of the Class P shares. Class P shares are offered only on a limited basis through certain financial intermediaries. Class P shares are closed to substantially all new investors. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Rule 12b–1 Plan. Each Fund has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Funds’ share classes except Class I shares (the “Plan”). The principal features of the Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Plan is a compensation plan, allowing each applicable class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from Lord Abbett Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the shares; and (c) otherwise rendering service to the Funds, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each applicable class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Plan, each applicable class compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under the Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and for Class B, Class C, and Class F shares, 1.00%; however, the Board has approved payments of 0.20% for Class A shares, 1.00% for Class B shares, a blended rate of 1.00% on shares held for less than one year and

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0.80% on shares held for one year or more for Class C shares, 0.10% for Class F shares, and 0.45% for Class P shares. All Class C shareholders of the Fund will bear 12b-1 fees at the same blended rate, regardless of how long they hold their particular shares. The Plan does not permit any payments for Class I shares. The Funds may not pay compensation where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

The amounts paid by each applicable class of each Fund to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended September 30, 2015 were as follows:

Fund	Class A	Class B	Class C	Class F	Class P
Short Duration Tax Free Fund	$2,348,367	N/A	$1,812,208	$772,675	N/A
Intermediate Fund	$3,118,810	$35,041	$4,706,474	$1,315,610	$70
AMT Free Municipal Bond Fund	$204,908	N/A	$180,718	$27,194	N/A
National Fund	$2,864,382	$38,939	$1,472,293	$173,409	N/A
High Yield Municipal Bond Fund	$2,352,760	N/A	$3,412,313	$419,832	$61
Short Duration High Yield Municipal Bond Fund*	$5,560	N/A	$1,365	$2,302	N/A
California Fund	$363,794	N/A	$322,317	$31,768	N/A
New Jersey Fund	$185,199	N/A	N/A	$6,588	N/A
New York Fund	$529,212	N/A	$444,544	$26,016	N/A

* Short Duration High Yield Municipal Bond Fund commenced operations on June 1, 2015.

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors/trustees, including a majority of the directors/trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors/trustees, including a majority of the directors/trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. As long as the Plan is in effect, the selection or nomination of Independent Directors/Trustees is committed to the discretion of the Independent Directors/Trustees.

One Independent Director, Evelyn E. Guernsey, may be deemed to have an indirect financial interest in the operation of the Plan. Ms. Guernsey, an Independent Director/Trustee of the Funds, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive 12b-1 fees from the Funds and/or other Lord Abbett Funds.

Ms. Foster is the Managing Member of Lord Abbett, which is the sole member of Lord Abbett Distributor, and as such is deemed to have a financial interest in the Plan.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Plan terminates automatically if it is assigned. In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors/Trustees (excluding any Independent Director/Trustee who has a direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan) or by vote of a majority of the outstanding voting securities of the applicable class.

CDSC. A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the NAV of the shares at the time of the redemption or the NAV when the shares originally were purchased and (ii) will not be imposed on the amount of your account value represented by the increase in NAV over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your

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account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the NAV exceeded the initial purchase price.

Class A Shares. As stated in the prospectus, subject to certain exceptions, if you buy Class A shares of a Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of a Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

Class B Shares (Intermediate Fund, National Fund, and High Yield Municipal Bond Fund only). As stated in the prospectus, subject to certain exceptions, if Class B shares of the Intermediate Fund, National Fund, or High Yield Municipal Bond Fund (or Class B shares of another Lord Abbett Fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett Funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems Class B shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on Which the Purchase Order was Accepted	CDSC on Redemptions (As a % of Amount Subject to Charge)
Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted. Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Shares (All Funds except New Jersey Fund). As stated in the prospectus, subject to certain exceptions, if Class C shares are redeemed before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the offering price at the time of purchase or redemption proceeds, whichever is lower. If such shares are exchanged into the same class of another Lord Abbett Fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

Eligible Mandatory Distributions. If Class A, B, or C shares represent a part of an individual’s total IRA investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

General. There is no CDSC charged on Class F, I, or P shares; however, financial intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus.

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You may ask your financial intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

A CDSC will not be imposed at the time of certain transfers. See “Sales Charge Reductions and Waivers—Sales Charge Waivers on Transfers between Accounts” in the prospectus for further information.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions including required minimum distributions from an IRA. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor if the shares are redeemed before the Funds have had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Funds. In the case of Class B and C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Funds (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C shares distribution fee.

The percentage used to calculate CDSCs described above for Class A, B, and C shares (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) is sometimes hereinafter referred to as the “Applicable Percentage.”

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in NAV, (iii) shares with respect to which no Lord Abbett Fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions), or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one-year anniversary of the original purchase falls (in the case of Class A shares), (b) for six years or more (in the case of Class B shares), and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial advisor. A Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, B, and C, and considered the effect of the higher distribution fees on Class B and C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes. If you are considering an investment through a fee-based program (available through certain financial intermediaries as Class A, F, I, or P share investments), you should discuss with your financial intermediary which class of shares is available to you and makes the most sense as an appropriate investment.

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How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice also should depend on how much you plan to invest.

Investing for the Short Term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to shares you redeem after holding them for at least one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual 12b-1 fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

Investing for the Longer Term. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund’s Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features may be available in whole or in part to Class A, B, and C shareholders, but not to Class F, I, or P shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on redemptions during that year). See “Systematic Withdrawal Plan” under “Account Services and Policies” in the prospectus for more information about the 12% annual waiver of the CDSC for Class B and C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and C shares are subject.

How Do Payments Affect My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for Class B shares and the distribution fee for Class B and C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders. See “Financial Intermediary Compensation” in the prospectus.

What About Shares Offered Through Fee-Based Programs? The Funds may be offered as an investment option in fee-based programs. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Fee-based program participants generally pay an overall fee that, among other things, covers the cost of these services. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. For questions about such accounts, contact your sponsor or other appropriate organization.

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8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Pricing of Fund Shares. Information concerning how we value Fund shares is contained in the prospectus under “Account Services and Policies – Pricing of Fund Shares.”

Under normal circumstances, we calculate the NAV per share for each class of the Funds as of the close of the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays -- New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or if there is no sale on that day, at the last bid or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless a Fund prices such a security at its fair value. Securities for which market quotations are not readily available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

NAV Purchases of Class A Shares. Our Class A shares may be purchased at NAV under the following circumstances:

(a)	purchases of $500,000 or more;

(b)	purchases made with dividends and distributions on Class A shares of another Eligible Fund (as defined in the prospectus);

(c)	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

(d)	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with fee-based programs provided that the financial intermediaries or their trading agents have entered into special arrangements with a Fund and/or Lord Abbett Distributor specifically for such purchases;

(e)	purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

(f)	purchases by each Lord Abbett Fund’s directors/trustees, officers of each Lord Abbett Fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers); or

(g)	purchases involving the concurrent sale of Class B or C shares of a Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Class A shares also may be purchased at NAV (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor, or Lord Abbett Funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor, or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or payroll deduction IRA established for the benefit of the directors/trustees, employees of Lord Abbett, or employees of our shareholder service

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agents. Shares are offered at NAV to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions. Please see “Exchanges” below. Also, a front-end sales charge may not be imposed when acquiring Class A shares of a Fund through certain conversions and transfers. See “Sales Charge Reductions and Waivers—Sales Charge Waivers on Transfers between Accounts” and “Exchanges—Conversions” in the prospectus for further information.

Exchanges. To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of a Fund for: (i) Lord Abbett Funds currently offered to the public with a sales charge (front-end, back-end or level); or (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”). The exchange privilege will not be available with respect to any fund, the shares of which at the time are not available to new investors of the type requesting the exchange. Shareholders in other Lord Abbett Funds generally have the same right to exchange their shares for the corresponding class of a Fund’s shares.

Each Fund is not designed for short-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Each Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. In addition, each Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

An exchange transaction is based on the relative NAV of the shares being exchanged. The NAV, which normally is calculated each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time each business day), will be determined after a Fund or its authorized agent receives your exchange order in proper form. Exchanges of Fund shares for shares of another fund generally will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of Money Market Fund. Exchanges of Money Market Fund shares for shares of any Lord Abbett Fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that fund unless a sales charge (front-end, back-end or level) was paid on the initial investment in shares of a Lord Abbett Fund and those shares subsequently were exchanged for shares of Money Market Fund that are currently being exchanged. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett Funds. Upon redemption of shares out of the Lord Abbett Funds, the applicable CDSC will be charged. Thus, if shares of a Lord Abbett Fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of Money Market Fund) (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Acquired Shares held in Money Market Fund that are subject to a CDSC will be credited with the time such shares are held in Money Market Fund.

Shares of one class of a Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund in certain circumstances. See “Exchanges—Conversions” in the prospectus for further information.

Rights of Accumulation. As stated in the prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in Class A, B, C, F, and P shares of any Eligible Fund so that the Purchaser’s current investment in such shares, plus the Purchaser’s new purchase of Class A shares of any Eligible Fund, may reach a level eligible for a

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discounted sales charge for such shares. Class I shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.

To the extent your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed; or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any redemptions (“Investment Value”). Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value. For example, shares held in accounts maintained by financial intermediaries in nominee or street name may not be eligible for calculation at Investment Value. In such circumstances, the value of the shares may be calculated at Market Value for purposes of Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. In certain circumstances, unless you provide documentation (or your financial intermediary maintains records) that substantiates a different Investment Value, your shares will be assigned an initial Investment Value for purposes of Rights of Accumulation. Specifically, Class A, B, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007. Similarly, Class A, B, C, F, and P shares of Eligible Funds transferred to an account with another financial intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date. Thereafter, the Investment Value of such shares will increase or decrease according to your actual investments, reinvestments, and redemptions. You must contact your financial intermediary or the Fund if you have additional information that is relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

Redemptions. A redemption order is in good order when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. You should read the Fund’s prospectus for more information regarding the Fund’s procedures for submitting redemption requests.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits. Redemptions, even when followed by repurchases, are taxable transactions for shareholders that are subject to U.S. federal income tax.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Lord Abbett Fund available for purchase. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan (“SWP”). The SWP also is described in the prospectus. You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares. With respect to Class B and C shares, the CDSC will be waived on redemptions of up to 12% per year of the current value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Funds for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be

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more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Purchases through Financial Intermediaries. The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds or Lord Abbett Distributor. A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s NAV next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

ADP Broker-Dealer Inc.

AIG Advisor Group, Inc

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus, Inc.

AXA Advisors, LLC

AXA Equitable Life Insurance Company

B.C. Ziegler and Company

Banc of America

Bodell Overcash Anderson & Co., Inc.

Business Men’s Assurance Company of America/RBC Insurance

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.

Cetera Advisors LLC

Cetera Advisor Networks LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Charles Schwab & Co., Inc.

Citigroup Global Markets, Inc.

Commonwealth Financial Network

Credit Suisse Securities (USA) LLC

CRI Securities, LLC

CUSO Financial Services, L.P.

Edward D. Jones & Co., L.P.

Envestnet Asset Management, Inc.

Family Investors Company

Fidelity Brokerage Services, LLC

First Allied Securities, Inc. (Cetera)

First Security Benefit Life Insurance and Annuity Company

First SunAmerica Life Insurance Company

Forethought Life Insurance Company

Genworth Life & Annuity Insurance Company

Genworth Life Insurance Company of New York

Girard Securities, Inc. (Cetera)

GWFS Equities, Inc.

Hartford Life and Annuity Insurance Company

Hartford Life Insurance Company

HighTower Holding LLC

Investacorp, Inc.

Investors Capital Corporation (Cetera)

James I. Black & Co.

Janney Montgomery Scott LLC

JP Turner & Company, LLC (Cetera)

Legend Equities Corporation (Cetera)

Lincoln Financial Network (Lincoln Financial Advisors Corp. & Lincoln Financial Securities Corp.)

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Linsco/Private Ledger Corp. (LPL Financial Services, Inc.)

MassMutual Life Investors Services, Inc.

Merrill Lynch Life Insurance Company/ML Life Insurance Company of New York (n/k/a Transamerica Advisors)

Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

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MetLife Securities, Inc.

Morgan, Keegan & Company, Inc.

Morgan Stanley Smith Barney, LLC

National Planning Holdings, Inc.

Nationwide Investment Services Corporation

Nationwide Life Insurance Company / Nationwide Life and Annuity Insurance Company

NFP Securities, Inc.

Oppenheimer & Co. Inc.

Pacific Life & Annuity Company

Pacific Life Insurance Company

Pershing, LLC

PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

PNC Investment LLC

Principal Life Insurance Company

Protective Life Insurance Company

RBC Capital Markets Corporation (fka RBC Dain Rauscher)

RBC Capital Markets, LLC

RBC Insurance d/b/a Liberty Life Insurance

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Robert W. Baird & Co. Incorporated

Santander Securities Corporation

Securian Financial Services, Inc.

Securities America, Inc.

Sorrento Pacific Financial, LLC

Summit Brokerage Services, Inc. (Cetera)

SunAmerica Annuity Life Assurance Company

Sun Life Assurance Company of Canada

Sun Life Insurance and Annuity Company of New York

TFS Securities, Inc.

TIAA-CREF Individual & Institutional Services, LLC

Transamerica Advisors Life Insurance Company

Transamerica Advisors Life Insurance Company of New York

Triad Advisors, Inc.

UBS Financial Services Inc.

The Prudential Insurance Company of America

The Variable Annuity Life Insurance Company

VSR Financial Services, Inc. (Cetera)

Wells Fargo Advisors

Wells Fargo Investments LLC

Woodbury Financial Services, Inc. (now AIG Advisor Group, Inc.)

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See “Financial Intermediary Compensation” in the prospectus for further information.

Evelyn E. Guernsey, an Independent Director/Trustee of the Funds, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive recordkeeping payments from the Funds and/or other Lord Abbett Funds.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of each Fund’s shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.

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9.

Taxation of the Funds

Each Fund has elected, has qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Because each Fund is treated as a separate entity for federal income tax purposes, the status of the Fund as a regulated investment company is determined separately by the IRS. If a Fund qualifies for such tax treatment, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund is not so eligible or if a Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Assuming that each Fund qualifies for the special tax treatment afforded to a regulated investment company, if at the close of each quarter of a taxable year of the Fund at least 50% of the value of the Fund’s total assets consists of certain obligations the interest on which is excludible from gross income under Section 103(a) of the Code (“tax-exempt securities”), the Fund will qualify to pay “exempt-interest” dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as reported to you by each Fund, equal to the excess of the Fund’s excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from regular federal income tax; however, the amount of such dividends must be reported on the recipient’s federal income tax return.

While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (1) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possible retroactively, subjecting you to increased liability. In addition, such reclassifications or actions could cause the value of a security, and therefore the value of a Fund, to decline.

Each Fund (other than High Yield Municipal Bond Fund, Short Duration High Yield Municipal Bond Fund, and AMT Free Municipal Bond Fund) may invest up to 20% of its net assets in certain “private activity bonds” that generate interest that constitute items of tax preference that are subject to the U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund may invest up to 100% of its net assets in these private activity bonds. AMT Free Municipal Bond Fund anticipates that substantially all of its income will be exempt from the federal AMT and does not expect to invest in such private activity bonds. Exempt-interest dividends paid by each Fund may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax, regardless of whether the dividends are a tax preference item.

All dividends, other than exempt-interest dividends, are taxable whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Each Fund may invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, such as selling or lending portfolio securities, purchasing non-municipal securities, acquiring debt obligations at a market discount, or entering into options and futures transactions. Dividends paid by a Fund from such taxable net investment income or net realized short-term capital gains are taxable to you as ordinary income. Since none of the Funds’ income is derived primarily from sources that pay “qualified dividend income”, distributions from each Fund’s taxable net investment income generally will not qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. In addition, the Funds generally do not expect that any of a Fund’s dividends will qualify for a dividend-received deduction that might otherwise be available to corporate shareholders.

Distributions paid by a Fund from its net realized long-term capital gains that are reported to you by the Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund

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shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) taxed at capital gain rates for capital assets held for more than one year. The applicable capital gain rate also depends on the taxable income and status of the shareholder, but generally, for 2016, is 20% for individual shareholders with taxable income in excess of $415,050 ($466,950 if married and file jointly/$233,475 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). You also should be aware that the benefits of the long-term capital gains rates may be reduced if you are subject to the alternative minimum tax.

While a Fund’s net capital losses for any year cannot be passed through to you, any such losses incurred by a Fund in a taxable year of the Fund commencing prior to December 23, 2010 can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years and any such losses incurred by a Fund in taxable years commencing on or after such date may be carried forward indefinitely to offset future capital gains of the Fund. Pursuant to an ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Because the ultimate tax characterization of a Fund’s distributions cannot be determined until after the end of a tax year, there is a possibility that a Fund may make distributions to shareholders that exceed the Fund’s current earnings and profits for a tax year. Any such distributions will not be treated as taxable dividends, but instead will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

A 3.8% Medicare tax also is imposed on the net investment income of certain U.S. individuals, estates and trusts whose income exceeds certain thresholds. For this purpose, “net investment income” does not include exempt-interest dividends, but generally does include taxable dividends (including capital gain dividends) and capital gains recognized from redemptions or exchanges of shares of mutual funds, such as the Funds. For U.S. individuals, this threshold generally will be exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if the individual is married and files jointly/$125,000 if married and file separately). This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income and capital gains.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Redemptions and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares may be disallowed to the extent of the amount of any exempt-interest dividends received. However, this disallowance rule will not apply as long as each Fund continues to declare daily, and distribute monthly, exempt-interest dividends in an amount equal to 90% or more of its net tax-exempt interest. If your holding period is six months or less, any capital loss realized from the sale, exchange, or redemption of such shares, to the extent not previously disallowed, must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Capital gains recognized from redemptions of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above.

Losses on the sale of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire other shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions). In addition, if shares in a Fund that have been held for less

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than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at NAV pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced. However, such sales charge will be included in the tax basis of the subsequently acquired shares to the extent the sales charge is not included in the tax basis of the exchanged shares in the Fund.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for federal purposes. Pursuant to published guidelines, the IRS may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for “substantial users” of facilities financed by industrial development bonds, or persons related to such “substantial users.” Such persons should consult their tax advisors before investing in Fund shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Futures contracts entered into by a Fund on certain securities may cause the Fund to recognize gains or losses from marking-to-market even though such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if a futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code.

Any net mark-to-market gains and/or gains from constructive sales also may have to be distributed to satisfy the distribution requirements for the Fund’s tax status even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to futures contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to you.

Certain investment practices that the Funds may utilize, such as investing in options, futures, interest rate swaps, credit swaps, total return swaps, and options on swaps and interest rate caps, floors and collars, may affect the amount, character and timing of the recognition of gains and losses by the Funds. Such transactions may in turn affect the amount and character of Fund distributions and may result in the distribution of taxable income to you.

The AMT Free Municipal Bond Fund and National Fund may invest up to 35%, High Yield Municipal Bond Fund and Short Duration High Yield Municipal Bond Fund may invest up to 100%, and each of the other Funds may invest up to 20%, of its net assets in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

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If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, each Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS on Form 8886. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments and exchanges (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your Social Security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. individual citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment), and the applicability of U.S. gift and estate taxes.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (1) certain foreign financial institutions unless they (i) enter into an agreement with the IRS to determine which (if any) of its accounts are U.S. accounts and comply with annual information reporting with respect to such accounts, (ii) comply with an applicable intergovernmental agreement entered into with respect to FATCA, or (iii) demonstrate that they are otherwise exempt from reporting under FATCA, and (2) certain other foreign entities unless (i) they certify certain information about their direct and indirect U.S. owners, or (ii) demonstrate that they are otherwise exempt from reporting under FATCA. This withholding tax is being phased in commencing on July 1, 2014 for payments of certain income dividends and will apply to payments of capital gain dividends and gross redemption proceeds made by the Fund on or after December 31, 2018.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an intergovernmental agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS

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certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial (i.e., more than 10%) U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. A foreign non-exempt shareholder resident in a country that has entered into an intergovernmental agreement with the U.S. with respect to FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A foreign shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the shareholder’s status under FATCA (Form W-8BEN-E for entities) to avoid the FATCA withholding. The foregoing is only a general summary of certain provisions of FATCA. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Funds can differ from the U.S. federal income tax rules described above. Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state. Many states also allow you to exclude from income interest on obligations of the federal government and certain other governmental authorities, including U.S. territories and possessions. However, as noted below, certain states may require that a specific percentage of a Fund’s income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income. The Funds intend to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

California Fund – For the Fund to qualify to pay exempt-interest dividends for purposes of California personal income tax, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of California state or local obligations and/or federal obligations the interest from which is exempt from California personal income taxation. If the Fund qualifies to pay exempt-interest dividends and reports them as such to shareholders, all distributions of the Fund attributable to interest income earned on such California state or local obligations or federal obligations for the taxable year of the Fund will be exempt from California personal income tax, but will be subject to California franchise tax.

New Jersey Fund – For the Fund to qualify to pay exempt-interest dividends for purposes of New Jersey personal income tax (i) the Fund must have no investments other than interest-bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto for the taxable year; and (ii) at the close of each quarter of its tax year, at least 80% of the aggregate principal amount of all the Fund’s investments must be in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey or in other obligations that are statutorily free from state and local taxation under any other act of New Jersey or under the laws of the U.S. (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and cash and cash items (including receivables) are excluded from the aggregate principal amount of the Fund’s investments. If the Fund qualifies to pay exempt-interest dividends, all distributions attributable to interest or gain on the obligations included in the 80% Test will be exempt from New Jersey personal income tax, but will be subject to the New Jersey corporation business tax. All distributions attributable to interest earned on federal obligations will be exempt from New Jersey personal income tax, regardless of whether the Fund meets the 80% Test.

New York Fund – Shareholders of the Fund will not be required to include in their gross income for New York State and New York City personal income tax purposes any portion of distributions that are attributable to interest earned by the Fund on (1) tax-exempt obligations issued by New York State or any political subdivision thereof (including New York

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City); (2) obligations of the U.S. and its possessions, but only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations of the U.S. and its possessions and the Fund properly designates the income from such obligations; or (3) obligations of any authority, commission, or instrumentality of the U.S. to the extent federal law exempts such interest from state income taxation. However, any portion of a distribution that is attributable to such interest will be subject to the New York State corporation franchise tax and the New York City general corporation tax.

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10.

Underwriter

Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Funds’ principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Funds as follows:

	Fiscal Year Ended September 30,
	2015	2014	2013
Gross sales charge	$2,983,605	$2,609,348	$6,738,919
Amount allowed to dealers	$2,554,220	$2,230,473	$5,782,267
Net commissions received by Lord Abbett Distributor	$429,385	$378,875	$956,652

In addition, Lord Abbett Distributor, as the Company’s principal underwriter, received the following compensation with respect to the Funds for the fiscal year ended September 30, 2015:

	Compensation on Redemption and Repurchase	Brokerage Commissions in Connection with Fund Transactions	Other Compensation*
Class A	$0	N/A	$8,901,947.22**
Class B	$0	N/A	$0.00
Class C	$0	N/A	$1,347.95**
Class F	$0	N/A	$2,766,504.66
Class P	$0	N/A	$131.40

* Other compensation includes fees paid to Lord Abbett Distributor for services rendered in connection with activities primarily intended to result in the sale of Fund shares.

** Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to broker/dealers at the time of sale.

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11.

Financial Statements

The financial statements incorporated herein by reference from the Funds’ 2015 annual report to shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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APPENDIX A

Municipal Bond Ratings

Moody’s Investors Service (Long-Term Obligation Ratings)

Investment Grade

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Below Investment Grade

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect of recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with the security.

Standard & Poor’s (“S&P”) (Long-Term Issue Credit Ratings)

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still strong.

A-1

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Ratings (Public Finance Obligations -- Long-Term Rating Scales)

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-2

A: High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Below Investment Grade

BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default is generally defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	The distressed exchange of an obligation where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability. The suffix “sf” denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see the criteria available at www.fitchratings.com. In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below B.

Municipal Short-Term Debt Obligation Ratings

Moody’s Investors Service

Investment Grade

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

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Below Investment Grade

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a “plus” (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Short-Term Debt Ratings

Moody’s Investors Service

P-1 (Prime-1): Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP (Not Prime): Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the

A-4

taking of a similar action where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Fitch Ratings

F-1: Highest short term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

RISK FACTORS REGARDING INVESTMENTS IN PUERTO RICO, CALIFORNIA, NEW JERSEY AND NEW YORK MUNICIPAL BONDS

The following information is a summary of certain special risks that may affect the states and territory indicated, which could affect the value of the bonds held by the corresponding Fund. This information may not be complete or current and is compiled based upon information and judgments in publicly available documents, including news reports, state budgetary and financial analyses, and credit analyses prepared by bond rating agencies. The Funds have not verified any of this information.

PUERTO RICO BONDS

As of January 8, 2016, Standard & Poor’s rating on the Commonwealth’s general obligation debt was “CC”, and Moody’s Investor Service (“Moody’s”) rated the general obligation bonds “Caa3”. Standard & Poor’s and Moody’s each designate a negative outlook for the Commonwealth’s general obligations.

While Puerto Rico has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including a multi-year trend of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. The Commonwealth continues to suffer from a seriously under-funded pension system relative to revenues. Additionally, according to the ratings agencies, the Commonwealth’s track record of high unemployment, low workforce participation, and high poverty levels compared to the U.S. average present ongoing challenges. The Commonwealth’s ratings reflect an economy in recession for more than eight years, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. Significant job losses, a declining population, increased emigration to the mainland, potential expenses and delays in implementing budget solutions arising from the litigation and determination of various ongoing cases, hampered economic growth in the U.S. economy, the loss or reduction in the flow of federal funds, contraction in the manufacturing and construction sectors, and continued reliance on capital markets for refinancing of a heavy debt burden could further heighten the risks associated with the Commonwealth’s economy.

In June 2014, the Commonwealth adopted the controversial Puerto Rico Corporations Debt Enforcement & Recovery Act, which enables certain public corporations suffering financial distress to defer or reduce payments on outstanding bonds. According to Moody’s, the law marks the end of the Commonwealth’s long history of providing liquidity and capital financing to its public corporations. More generally, analysts predict that the law will erode investor confidence in Puerto Rico’s general obligation bonds and make it more difficult for the Commonwealth to access public markets. Puerto Rico has already signaled that its electric power utility, Prepa, will rely on the new legislation to restructure approximately $8.6 billion in liabilities during 2015.

The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes but establishes a first priority lien on revenues for general obligations and Commonwealth-guaranteed debt. On January 1, 2016 the Commonwealth diverted payments from lower priority bonds to pay the holders of the protected general obligation bonds. Certain bonds are now considered in default. The diversion is being challenged by holders for interfering with contractual rights. The commonwealth anticipates litigation and negotiation to be lengthy and costly.

CALIFORNIA BONDS

As of January8, 2016, California’s general obligation debt was assigned a rating of Aa3 by Moody’s and AA- by Standard & Poor’s. Standard & Poor’s and Moody’s each designate a stable outlook for the state’s general obligation bonds.

California continues to face moderate, albeit improving, long-term economic prospects with highly volatile revenue streams, particularly from sales and income taxes, and an unemployment rate that is above the national rate. California’s recent fiscal challenges include high debt levels, governance restrictions that limit its ability to respond to revenue

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volatility (e.g., requiring a supermajority to approve tax increases), heavy reliance on borrowing and non-recurring measures that are not available for future fiscal years to fund the state’s deficits, a lack of reserves, and moderately high retiree benefit and pension obligations. The state will need to address the prospect of weak long-term revenue streams before a voter-approved tax hike begins to expire following FY 2016 and fully expires in 2018. The state has previously operated under budget deficits during recent years, and structural deficits may continue depending on revenue collection and the scope of proposed spending initiatives. Recent budgetary actions to address the deficit have involved significant expenditure reductions, increased borrowing from state and local governments, and one-time measures that are not available for future fiscal years and may weaken cash flows.

The state has a highly progressive personal income tax structure and taxes capital gains at the same rate as other income. As a result, a large portion of the taxes received is paid by a small portion of high-income taxpayers, which leads to a higher level of economic and revenue volatility relative to other states. Additionally, local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. Although California’s liquidity position has strengthened in recent years after weakness in fiscal 2009 and 2010, the state’s structural imbalance remains, and in recent years the state has only managed to solve budget gaps by deferring certain mandatory payments, such as education funding. California also suffers from a lack of reserves to fund finances in the event of future downturns.

Constitutional and political constraints on the state’s budgetary and financial flexibility and ability to deal with financial crisis, including a two-thirds legislative vote required to pass the state budget (which must be in balance) and to raise revenues, and voter approval required for issuing general obligation and deficit bonds, often delay the budget and mid-year budget amendments. Proposition 1A (approved in November 2004) limits the state’s ability to borrow local governments’ property tax revenues, and Proposition 98 imposes funding requirements for schools and results in additional funding burdens on the state if local property taxes decline. Proposition 26 (approved in November 2010) expanded the definition of a tax to include certain fees and charges, broadening the scope of revenue generating tools that require a two-thirds legislative vote. These propositions impose important liabilities on the state and may further hamper the state’s ability to enact a realistic and timely budget. Additionally, Constitutional provisions establish priority payments for education and limit the state’s ability to spend proceeds from certain tax revenues and fees. Various Constitutional and statutory provisions also may result in limits to and decreases in state and local revenues, and thus affect the ability of California municipal bond issuers to meet their financial obligations. Future amendments to the California Constitution or statutory changes also may affect the ability of the state or local issuers to repay their obligations.

NEW JERSEY BONDS

As of January 8, 2016, Moody’s assigns New Jersey a general obligation bond rating of A2, and Standard & Poor’s assigns a rating of A. In April 2015, Moody’s affirmed its negative outlook, citing recurring revenue shortfalls, decreased liquidity, increased reliance on one-time budget solutions, and expected pressure on future pension funding requirements. Standard & Poor’s affirmed its stable outlook, citing the state’s general creditworthiness, but cautioning against the impact of continued budgetary imbalance, large and growing unfunded pension liabilities, and an above-average debt burden.

In recent years, New Jersey’s debt levels have increased and are above historical levels. New Jersey has debt levels and a debt burden among the highest in the nation, and its pension and retiree health benefit liabilities also are among the highest of the 50 states.

New Jersey also continues to face significant budget shortfalls due in part to lower-than-expected state revenue growth, an increase in demand for state services, and pension funding obligations. The fiscal 2015 budget was balanced using a significant reduction in planned pension contributions and reliance on non-recurring resources, but structural imbalances remain, the reduced pension contributions will make future funding requirements even more difficult to meet, and pension beneficiaries are challenging the governor’s actions in court. In addition, analysts caution that the state’s low liquidity levels and reserves leave minimal cushion for future budgetary shortfalls.

More generally, the New Jersey economy continues to lag behind the nation’s, and the state’s jobless rate remains elevated due to workers leaving the labor force and a decline in financial services employment.

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State law and the New Jersey Constitution restrict appropriations. Statutory or legislative restrictions may adversely affect a municipality’s or any other bond-issuing authority’s ability to repay its obligations. The New Jersey Supreme Court rejected a legal challenge to the constitutionality of the practice of issuing certain contract bonds without voter approval. Contract bonds, a significant portion of the state’s outstanding debt obligations, differ from general obligation bonds in that contract bonds are not backed by the full faith and credit of the state, but by annual appropriations. In November 2008, New Jersey voters approved an amendment to the Constitution, which provides that the state may not issue bonds that are not backed by a dedicated revenue source without voter approval.

The New Jersey Constitution requires a balanced budget and provides, in part, that no money shall be drawn from the state treasury except for appropriations made by law and that no law appropriating money for any state purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand an anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor. The Constitution also restricts state long-term borrowing to 1% of total appropriations, unless higher amounts are specifically approved by voters at a general election.

New Jersey’s local budget law imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates local units’ issuance of debt by limiting the amount of tax anticipation notes that they may issue and requiring their repayment within 120 days of the end of the fiscal year (not later than June 30 in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases for such entities, with certain exceptions.

NEW YORK BONDS

As of January 8, 2016, Moody’s general obligation bond rating for New York is Aa1 and Standard & Poor’s provides a rating of AA+. Moody’s and Standard & Poor’s each give the state’s credit a stable outlook, citing improved structural budget balance and moderate projected future year general fund budget gaps. Nonetheless, due to New York’s significant post retirement liabilities and heavy reliance on volatile income tax payments and its high exposure to securities industry employment, the state’s economy remains vulnerable to adverse investment market conditions. In addition, beginning in fiscal year 2014, the federal government reduced the state Medicaid reimbursement by $1.1 billion. The federal government also has sought reimbursement from New York for approximately $1.3 billion in disputed Medicaid overpayments from fiscal years 2010 and 2011. A resolution that results in reimbursement obligations could place additional pressure on the state budget and available resources.

Credit rating agency analysts have indicated that the state’s economy also has inherent vulnerability based on the significant geographic disparities between the upstate and downstate areas’ economic performance, and the heavy reliance on the finance and insurance industries in New York City, which are at risk of slowing recovery and potential disruptions related to the Eurozone debt crisis. In addition, the state will face increasing pension funding obligations. It had adopted an amortization payment schedule requiring contributions to gradually increase each year until they peak in 2018. However, the state has since indicated that it will resume full contributions in fiscal 2016, which will require a significant increase in pension funding. The state also faces significant other post-employment benefit funding obligations, which consist primarily of retiree health benefits. Because the state funds its post-employment benefits on a pay-as-you-go basis, unfunded liabilities are projected to grow higher.

[Additionally, New York relies heavily on economic growth downstate, as well as personal income taxes, tourism, and the housing market, which are sensitive to economic conditions and may be slower to recover than the nation as a whole.]

The state’s authorities (i.e., government agencies) generally are responsible for financing, constructing, and operating revenue-producing public facilities. While payments on authority obligations normally are paid from revenues generated

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by projects of the authorities, in the past the state has had to appropriate large amounts to enable certain authorities to meet their financial obligations. Further assistance to authorities may be required in the future. The amount of debt issued by the authorities is substantial. Although the state has legal flexibility to cut costs, analysts have suggested that political difficulty could hinder budget enactment or midyear gap closing when cuts in politically favored programs are proposed.

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APPENDIX C

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

Portfolio Holdings*
Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	As Requested
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Hartland & Co.	Monthly
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Jeffrey Slocum & Associates, Inc.	Monthly
JP Morgan Securities, Inc.	Monthly
Lipper Inc., a Reuters Company	Monthly
Longbow Research	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Nock, Inc.	Daily
Pierce Park Group	Monthly
Reuters America LLC	Daily
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
SG Constellation LLC	Daily
State Street Corporation	Daily
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily
Wilmer Cutler Pickering Hale and Dorr LLP	As Requested

* Each Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

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APPENDIX D

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has implemented the following approach to the proxy voting process:

•	In cases where we deem any client’s position in a company to be material,(1) the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Service Provider (defined below), or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

•	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the

(1) We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

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dominant position. Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.(2) While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees(3) (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

•	Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations.

•	Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote all shares on behalf of all clients that hold a security that presents a conflict of

(2) Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.

(3) The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

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interest for the Funds in accordance with the voting instructions received from the Funds’ Proxy Committees, unless Lord Abbett proposes to follow the Proxy Service Provider’s recommendation.

•	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securit(ies) or instrument(s) are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. The Chief Administrative Officer, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to
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promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.	Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding

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compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with
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management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

	1.	Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

	2.	Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

	3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

	4.	Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.		Anti-Takeover Issues and Shareholder Rights

	1.	Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation.

	2.	Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a
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company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.
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9.	Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses - Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 17, 2015

LAMI-14

02/16

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PART C

OTHER INFORMATION

Item 28.		Exhibits

(a)		Articles of Incorporation.

	(i)	Articles of Restatement dated November 28, 1998. Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed on December 2, 1998.

	(ii)	Articles of Amendment dated February 2, 1999. Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

	(iii)	Articles Supplementary dated February 2, 1999. Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

	(iv)	Articles of Amendment effective January 28, 2005. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on January 28, 2005.

	(v)	Articles of Supplementary dated April 23, 2007. Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on April 27, 2007.

	(vi)	Articles Supplementary to Articles of Incorporation dated July 31, 2007. Incorporated by reference to Post-to Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on September 14, 2007.

	(vii)	Articles of Amendment dated August 30, 2007. Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on September 14, 2007.

	(viii)	Articles Supplementary to Articles of Incorporation dated January 18, 2008. Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A filed on January 28, 2008.

	(ix)	Articles Supplementary to Articles of Incorporation dated July 21, 2010. Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on July 26, 2010.

	(x)	Articles Supplementary to Articles of Incorporation dated November 17, 2010. Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on November 19, 2010.

	(xi)	Articles Supplementary to Articles of Incorporation dated October 24, 2013. Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on January 27, 2014.

	(xii)	Articles Supplementary to Articles of Incorporation dated February 20, 2015. Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on February 27, 2015.

	(xiii)	Articles Supplementary to Articles of Incorporation dated April 24, 2015. Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A filed on May 14, 2015.

(b)		By-Laws.

	(i)	Amended and Restated By-Laws dated January 1, 2013. Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on January 27, 2014.

(c)		Instruments Defining Rights of Security Holders. Not applicable.

(d)		Investment Advisory Contracts.

	(i)	Management Agreement dated December 15, 1994. Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

	(ii)	Addendum to Management Agreement dated October 1, 2004. Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on January 30, 2006.

	(iii)	Addendum to Management Agreement dated October 26, 2010 (Lord Abbett AMT Free Municipal Bond Fund). Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on October 26, 2010.

	(iv)	Addendum to Management Agreement dated as of November 19, 2010 (Lord Abbett High Yield Municipal Bond Fund, Lord Abbett Intermediate Tax Free Fund, and Lord Abbett Short Duration Tax Free Fund). Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on November 26, 2010.

	(v)	Addendum to Management Agreement dated as of February 1, 2013 (Lord Abbett Intermediate Tax Free Fund). Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on January 25, 2013.

	(vi)	Addendum to Management Agreement dated as of February 1, 2015 (Lord Abbett AMT Free Municipal Bond Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on January 26, 2015.

	(vii)	Addendum to Management Agreement dated as of February 1, 2015 (Lord Abbett Short Duration Tax Free Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on January 26, 2015.

	(viii)	Addendum to Management Agreement dated May 15, 2015 (Lord Abbett Short Duration High Yield Municipal Bond Fund). Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A filed on May 14, 2015.

	(ix)	Expense Limitation Agreement effective May 15, 2015 (Lord Abbett Short Duration High Yield Municipal Bond Fund). Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A filed on May 14, 2015.

	(x)	Expense Limitation Agreement effective February 1, 2016 (Lord Abbett Short Duration Tax Free Fund, Lord Abbett AMT Free Municipal Bond Fund, Lord Abbett High Yield Municipal Bond Fund, Lord Abbett California Tax Free Fund, and Lord Abbett New Jersey Tax Free Fund). Filed herein.

(e)		Underwriting Contracts. Distribution Agreement incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on January 28, 2002.

(f)		Bonus or Profit Sharing Contracts. None.

(g)		Custody Agreements.

	(i)	Custodian Agreement dated November 1, 2001 (including updated Exhibit A dated as of May 15, 2015). Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A filed on May 14, 2015.

	(ii)	Amended Exhibit A dated as of December 1, 2015 to the Custodian Agreement. Filed herein.

(h)		Other Material Contracts.

	(i)	Agency Agreement dated April 30, 2010 (including amended Schedule A dated May 15, 2015). Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form

N-1A filed on May 14, 2015.

	(ii)	Amendment to the Agency Agreement dated April 30, 2010 (amended March 15, 2011). Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A filed January 27, 2012.

	(iii)	Amended Schedule A dated as of December 1, 2015 to the Agency Agreement. Filed herein.

	(iv)	Administrative Services Agreement dated December 12, 2002 (including amendments #1-24). Filed herein.

(i)		Legal Opinion. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP. Filed herein.

(j)		Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

(k)		Omitted Financial Statements. Not applicable.

(l)		Initial Capital Agreements. Not applicable.

(m)		Rule 12b-1 Plan.

	(i)	Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated November 6, 2014 with Schedule A dated as of May 15, 2015 and Schedule B dated as of November 6, 2014. Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A filed on May 14, 2015.

	(ii)	Schedule A dated December 1, 2015 to the Amended and Restated Joint 12b-1 Plan and Agreement. Filed herein.

(n)		Rule 18f-3 Plan. Amended & Restated Rule 18f-3 Plan as of July 30, 2015 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of December 1, 2015. Filed herein.

(o)		Reserved.

(p)		Code of Ethics dated as of October 2013. Incorporated by reference to Post-Effective Amendment No. 20 on Form N-1A filed November 26, 2013.

Item 29.		Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30.	Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since the Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys’ fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31.	Business and Other Connections of the Investment Adviser.

(a)	Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions, and individuals.

(b)	Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 32.	Principal Underwriter.

(a)	Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Equity Trust
Lord Abbett Global Fund, Inc.
Lord Abbett Investment Trust
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett Securities Trust
Lord Abbett Series Fund, Inc.
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)	Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and/or Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Daria L. Foster	Chief Executive Officer	President and Chief Executive Officer

Lawrence H. Kaplan	General Counsel	Vice President and Secretary

Joan A. Binstock	Chief Financial Officer and Operations Officer	Chief Financial Officer and Vice President

Joseph M. McGill	Chief Compliance Officer	Chief Compliance Officer

* Each Officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey 07302

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”) at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34.	Management Services.

None.

Item 35.	Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of the 26th day of January, 2016.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

BY:	/s/ Brooke A. Fapohunda
Brooke A. Fapohunda
Vice President and Assistant Secretary

BY:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

E. Thayer Bigelow*	Chairman and Director	January 26, 2016
E. Thayer Bigelow

Daria L. Foster*	President, CEO, and Director	January 26, 2016
Daria L. Foster

Robert B. Calhoun, Jr.*	Director	January 26, 2016
Robert B. Calhoun, Jr.

Eric C. Fast*	Director	January 26, 2016
Eric C. Fast

Evelyn E. Guernsey *	Director	January 26, 2016
Evelyn E. Guernsey

Julie A. Hill*	Director	January 26, 2016
Julie A. Hill

Franklin W. Hobbs*	Director	January 26, 2016
Franklin W. Hobbs

James M. McTaggart*	Director	January 26, 2016
James M. McTaggart

James L.L. Tullis*	Director	January 26, 2016
James L.L. Tullis*

*BY:	/s/ Brooke A. Fapohunda
Brooke A. Fapohunda Attorney-in-Fact*

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller, Brooke A. Fapohunda and John W. Ashbrook, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

	Chairman and	December 11, 2015
/s/ E. Thayer Bigelow	Director/Trustee
E. Thayer Bigelow

President, CEO
/s/ Daria L. Foster	and Director/Trustee	December 11, 2015
Daria L. Foster

/s/ Robert B. Calhoun, Jr.	Director/Trustee	December 11, 2015
Robert B. Calhoun, Jr.

/s/ Eric C. Fast	Director/Trustee	December 11, 2015
Eric C. Fast

/s/ Evelyn E. Guernsey	Director/Trustee	December 11, 2015
Evelyn E. Guernsey

/s/ Julie A. Hill	Director/Trustee	December 11, 2015
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	December 11, 2015
Franklin W. Hobbs

/s/ James M. McTaggart	Director/Trustee	December 11, 2015
James M. McTaggart

/s/ James L.L. Tullis	Director/Trustee	December 11, 2015
James L.L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.